AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 22, 1996

                                                      1933 ACT FILE NO. 33-
                                                      1940 ACT FILE NO. 811-8150
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------
                                    FORM N-2
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                               X
                          PRE-EFFECTIVE AMENDMENT NO.
                                                                             / /
                          POST-EFFECTIVE AMENDMENT NO.
                                                                             / /
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                               X
                                AMENDMENT NO. 3
                              -------------------
                        SCHRODER ASIAN GROWTH FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
               C/O SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC.
                         787 SEVENTH AVENUE, 34TH FLOOR
                            NEW YORK, NEW YORK 10019
(Address of Principal Executive Offices (Number, Street, City, State, Zip Code))
       Registrant's Telephone Number, including Area Code: (212) 641-3800
                              -------------------

                             LAURA E. LUCKYN-MALONE
               C/O SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC.
                         787 SEVENTH AVENUE, 34TH FLOOR
                            NEW YORK, NEW YORK 10019
(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)
                              -------------------

                                WITH COPIES TO:

           MARCIA L. MACHARG, ESQ.                         THOMAS A. HALE, ESQ.
            DEBEVOISE & PLIMPTON                   SKADDEN, ARPS, SLATE, MEAGHER & FLOM
            555 13TH STREET, N.W.                          333 WEST WACKER DRIVE
           WASHINGTON, D.C. 20004                         CHICAGO, ILLINOIS 60606

                              -------------------

   APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this registration statement.

   If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. / /

   It is proposed that this filing will become effective pursuant to Section
8(c).
                              -------------------

      CALCULATION OF THE REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

[CAPTION]

                                                PROPOSED MAXIMUM     PROPOSED MAXIMUM
  TITLE OF SECURITIES        AMOUNT BEING        OFFERING PRICE          AGGREGATE            AMOUNT OF
   BEING REGISTERED           REGISTERED           PER UNIT(1)       OFFERING PRICE(1)    REGISTRATION FEE
Common Stock, par value
$.01 per share.........    3,267,850 shares         $13.0625          $42,686,290.625        $14,719.41

(1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933. Based on a discount from the average of the high and low sales prices for the Fund's Common Stock reported on the New York Stock Exchange Composite Tape on February 21, 1996.

   THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        SCHRODER ASIAN GROWTH FUND, INC.
                                    FORM N-2
                             CROSS-REFERENCE SHEET
                             PART A: THE PROSPECTUS

 FORM N-2
ITEM NUMBER                   CAPTION                              PROSPECTUS/SAI
-----------   ---------------------------------------  ---------------------------------------
      1       Outside Front Cover....................  Outside Front Cover Page of Prospectus
      2       Inside Front and Outside Back Cover
              Page...................................  Cover Page
      3       Fee Table and Synopsis.................  Expense Information
      4       Financial Highlights...................  Financial Highlights
      5       Plan of Distribution...................  Cover Page; The Offer; Distribution
                                                         Arrangements
      6       Selling Shareholders...................  Not Applicable
      7       Use of Proceeds........................  Use of Proceeds
      8       General Description of the
              Registrant.............................  Cover Page; The Offer; The Fund;
                                                         Investment Objective and Policies;
                                                         Investment in Asia; Risk Factors and
                                                         Special Considerations; Common Stock;
                                                         Investment Restrictions
      9       Management.............................  Management of the Fund; Investment
                                                         Advisory and Other Services; Common
                                                         Stock; Custodian, Transfer Agent,
                                                         Dividend Paying Agent and Registrar;
                                                         Portfolio Transactions and Brokerage
     10       Capital Stock, Long-Term Debt, and
              Other Securities.......................  Dividends and Distributions; Dividend
                                                         Reinvestment Plan; Taxation; Common
                                                         Stock
     11       Defaults and Arrears on Senior
              Securities.............................  Not Applicable
     12       Legal Proceedings......................  Not Applicable
     13       Table of Contents of the Statement of
              Additional Information.................  Table of Contents of the Statement of
                                                         Additional Information

                         PART B: STATEMENT OF ADDITIONAL INFORMATION
     14       Cover Page.............................  Cover Page of Statement of Additional
                                                         Information
     15       Table of Contents......................  Table of Contents
     16       General Information and History........  Not Applicable
     17       Investment Objective and Policies......  Investment Objective and Policies;
                                                         Investment Restrictions
     18       Management.............................  Management of the Fund
     19       Control Persons and Principal Holders
                of Securities........................  Management of the Fund

 FORM N-2
ITEM NUMBER                   CAPTION                              PROSPECTUS/SAI
-----------   ---------------------------------------  ---------------------------------------
     20       Investment Advisory and Other
              Services...............................  Custodian, Transfer Agent, Divident
                                                         Paying Agent and Registrar; Experts;
                                                         Management of the Fund
     21       Brokerage Allocation and Other
              Practices..............................  Portfolio Transactions and Brokerage
     22       Tax Status.............................  Taxation
     23       Financial Statements...................  Financial Statements

PART C

    Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

                 SUBJECT TO COMPLETION, DATED FEBRUARY 22, 1996
                        SCHRODER ASIAN GROWTH FUND, INC.
                             SHARES OF COMMON STOCK
                           ISSUABLE UPON EXERCISE OF
                      RIGHTS TO SUBSCRIBE FOR SUCH SHARES
                              -------------------

   Schroder Asian Growth Fund, Inc. (the "Fund") is issuing to its shareholders
of record (the "Record Date Shareholders") as of the close of business on      ,
1996 (the "Record Date") non-transferable rights ("Rights") entitling the
holders thereof to subscribe for an aggregate of      shares ("Shares") of the
Fund's common stock (the "Common Stock") at the rate of one Share of Common
Stock for every      Rights held (the "Offer"). Record Date Shareholders will
receive one Right for each whole share of Common Stock held on the Record Date. Shareholders who fully exercise their Rights will be entitled to subscribe for additional Shares of Common Stock pursuant to the Over-Subscription Privilege as described herein. The Fund may increase the number of Shares of Common Stock
subject to subscription by up to [     ]% of the Shares, or      Shares, for an
aggregate total of      Shares. Fractional Shares will not be issued upon the
exercise of Rights. The Rights are non-transferable and will not be admitted for trading on the New York Stock Exchange ("NYSE") or any other exchange and, accordingly, may not be purchased or sold. See "The Offer-- Non-Transferability of Rights." The Board of Directors of the Fund has not yet approved the Offer. The Board of Directors has approved the filing of a registration statement of which this Prospectus constitutes a part, subject to the Board's further review and approval of the Offer. IN THE EVENT THE BOARD OF DIRECTORS APPROVES THE OFFER, THE SUBSCRIPTION PRICE PER SHARE (THE "SUBSCRIPTION PRICE") WILL BE
[     % OF THE LOWER OF (i) THE AVERAGE OF THE LAST REPORTED SALE PRICE OF A
SHARE OF THE FUND'S COMMON STOCK ON THE NEW YORK STOCK EXCHANGE ON THE DATE OF THE EXPIRATION OF THE OFFER (THE "PRICING DATE") AND ON THE FOUR PRECEDING BUSINESS DAYS AND (ii) THE NET ASSET VALUE PER SHARE OF THE FUND'S COMMON STOCK AS OF THE CLOSE OF BUSINESS ON THE PRICING DATE.]

   THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON      , 1996 (THE
"EXPIRATION DATE"), UNLESS EXTENDED AS DESCRIBED HEREIN.

                                         (Cover continued on the following page)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[CAPTION]

                                              Estimated                                      Estimated
                                            Subscription             Estimated              Proceeds to
                                              Price(1)             Sales Load(2)             Fund(3)(4)
Per Share..............................            $                     $                       $
Total Maximum(5).......................            $                     $                       $

(1) Estimated on the basis of  % of the closing sale price per share of Common
    Stock on the NYSE on      , 1996. See "The Offer--Subscription Price."

(2) In connection with the Offer, PaineWebber Incorporated (the "Dealer Manager") and other broker-dealers soliciting the exercise of Rights will receive soliciting fees equal to % of the Subscription Price per Share for each Share issued pursuant to the exercise of the Rights and the Over-Subscription Privilege. The Fund has also agreed to pay the Dealer Manager a fee for financial advisory services in connection with the Offer
    equal to   % of the Subscription Price per Share for each Share issued upon exercise of the Rights and pursuant to the Over-Subscription Privilege and has agreed to indemnify the Dealer Manager against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"). These fees will be borne by all of the Fund's shareholders, including those shareholders who do not exercise their rights.

(3) Before deduction of offering expenses incurred by the Fund, estimated at
    $     , including an aggregate of up to $     to be paid to the Dealer
    Manager as reimbursement for its expenses.

(4) The funds received by check prior to the final due date of this Offer will be deposited into a segregated interest bearing account (which interest will be paid to the Fund) pending proration and distribution of Shares.

(5) Assumes all Rights are exercised at the Estimated Subscription Price. Pursuant to the Over-Subscription Privilege, the Fund may at its discretion
    increase the number of Shares subject to subscription by up to [     %] of
    the Shares offered hereby. If the Fund increases the number of Shares
    subject to subscription by [     %], the aggregate maximum Estimated
    Subscription Price, Estimated Sales Load and Estimated Proceeds to Fund will
    be $     , $     and $     , respectively.

                              -------------------

                            PAINEWEBBER INCORPORATED
                              -------------------

                  THE DATE OF THIS PROSPECTUS IS      , 1996.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE BOUGHT OR SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

(Continued from the previous page)

   In the event that the Board of Directors of the Fund approves the Offer, the Fund is expected to announce the Offer [after the close] of trading on the NYSE
on      , 1996. The outstanding shares of Common Stock trade on that exchange under the symbol "SHF." The Shares issued upon the exercise of Rights and pursuant to the Over-Subscription Privilege will be listed for trading on the NYSE, subject to notice of official issuance. The net asset value per share of
Common Stock at the close of business on      , 1996 (the last date the Fund
calculated its net asset value prior to the announcement of the Offer) and
     , 1996 (the last date the Fund calculated its net asset value prior to the
date of this Prospectus) was $     and $     , respectively, and the last
reported sale price of a share of the Fund's Common Stock on the NYSE on those
dates was $     and $     , respectively.

   Upon the completion of the Offer, shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than would be the case if the Offer had not occurred. In addition, because the Subscription Price per Share will be less than the net asset value per share and because the Fund will incur expenses in connection with the Offer, the Offer will result in a dilution of net asset value per share for all shareholders. Such dilution will disproportionately affect non-exercising shareholders. If the Subscription Price per Share were to be substantially less than the current net asset value per share, such dilution would be substantial. Shareholders will have no right to rescind their subscriptions after receipt of their payment for Shares by the Subscription Agent. See "The Offer-- Dilution and the Effect of Non-Participation in the Offer" and "Risk Factors and Special Considerations--Special Considerations Relating to the Offer." Since the commencement of the Fund's operations, shares of Common Stock have usually traded at a discount to net asset value per share. For the trading history of the Fund, see "Market and Net Asset Value Information."

   This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read this Prospectus and should retain it for future reference. A Statement of
Additional Information dated      , 1996 (the "SAI") containing additional
information about the Fund has been filed with the U.S. Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the table of contents of which appears
on page      of this Prospectus, may be obtained without charge by calling the
Fund's Information Agent, [     ], at (800)      . All questions and inquiries
relating to the Offer should be directed to the Information Agent.

   The Fund is a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Asian Companies (as defined in this Prospectus). Asian countries in which the Fund can invest include China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of Asian Companies. There can be no assurance that the Fund's investment objective will be achieved. Due to the risks inherent in international investments generally, the Fund should be considered as a vehicle for investing a portion of an investor's assets in non-U.S. securities markets and not as a complete investment program. Investment in non-U.S. securities involves certain risks and considerations which are not normally involved in investments in securities of U.S. companies. Investment in the Fund should be considered speculative. See "Investment Objective and Policies" and "Risk Factors and Special Considerations."

   Schroder Capital Management International Inc. (the "Investment Adviser"), a wholly-owned indirect subsidiary of Schroders plc, serves as investment adviser to the Fund. The Fund's administrator is Princeton Administrators, L.P. The address of the Fund is c/o Schroder Capital Management International Inc., 787 Seventh Avenue, 34th Floor, New York, New York 10019 and its telephone number is
(212) 641-3800.

   In this Prospectus, unless otherwise specified, all references to "billion" are to one thousand million, to "million" are to one thousand thousand, and to "Dollars," "US$" or "$" are to United States Dollars. Reference should be made to "Risk Factors and Special Considerations--Non-U.S. Currency and Exchange Rates" for a better understanding of the effect on the Fund of the fluctuation of the exchange rate between the Dollar and non-U.S. currencies and the significance, in Dollar terms, of amounts set forth in this Prospectus in non-U.S. currency terms and of amounts in comparison based on, or computed by reference to, such currency.

   Certain numbers in this Prospectus have been rounded for ease of presentation. Since most calculations have been made on unrounded figures, the sum of the component figures in many of the tables presented may not precisely equal the totals shown.

                              EXPENSE INFORMATION

    The following table sets forth certain fees and expenses of the Fund.

SHAREHOLDER TRANSACTION EXPENSES:

Sales Load (as a percentage of the Subscription Price)(1)(2)......%
Dividend Reinvestment Plan Fees...................................       (3)

    Annual Expenses (as a percentage of average net assets attributable to Common Stock): Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average net assets (based on estimated expenses for the fiscal year ending October 31, 1995):

Management Fees...................................................%
Other Expenses(4).................................................%
                                                                     ------
Total Annual Fund Operating Expenses..............................%
                                                                     ------
                                                                     ------

    EXAMPLE: (5)                                               1 YEAR     3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------   -------    -------    -------    --------
Based on the level of total Fund operating expenses listed
  above, the total expenses relating to a $1,000 investment
  in the Fund at the end of each period, assuming a 5%
  annual return, are listed below...........................   $          $          $          $

------------
(1) The Dealer Manager and the other broker-dealers soliciting the exercise of
    Rights will receive solicitation fees payable by the Fund equal to    % of
    the Subscription Price per Share. The Fund has also agreed to pay the Dealer Manager a fee for financial advisory services in connection with the Offer
    equal to    % of the aggregate Subscription Price. These fees will be borne by all of the Fund's shareholders, including those shareholders who do not exercise their Rights.

(2) Does not include expenses of the Fund incurred in connection with the Offer,
    estimated at $         .

(3) There is no charge to participants by the Fund for reinvesting dividends and capital gains distributions (the Plan Agent's fees are paid by the Fund). Participants are charged a pro rata share of brokerage commissions on all open market purchases. See "Dividends and Distributions; Dividend Reinvestment Plan."

(4) Based upon estimated amounts for the current fiscal year. For more complete descriptions of certain of the Fund's costs and expenses, see "Investment Advisory and Other Services."

(5) The Example assumes reinvestment of all dividends and distributions at net asset value, reflects all recurring and non-recurring fees including the Sales Load and other expenses of the Fund incurred in connection with the Offer, assumes that the percentage amounts listed under "Annual Expenses" remain the same each year, and assumes that (i) all of the Rights are exercised and (ii) the Fund does not increase the number of Shares subject to subscription pursuant to the Over-Subscription Privilege. The Example
    also reflects payment of the    % Sales Load on the entire $1,000
    investment.

    The purpose of the foregoing table and example is to assist Rights holders in understanding the various costs and expenses that an investor in the Fund bears, directly or indirectly. The example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the Fund's Dividend Reinvestment Plan may receive shares issued at a price or value different from net asset value. See "Dividends and Distributions; Dividend Reinvestment Plan."

                              FINANCIAL HIGHLIGHTS

    This table presents selected data for a share of the Fund's Common Stock outstanding throughout each period and other performance information derived from the Fund's financial statements and from market price data, which except as indicated have been audited by Coopers & Lybrand L.L.P., independent accountants. This information should be read in conjunction with the Financial Statements and Notes thereto as of October 31, 1995 and the related Report of Independent Accountants which appear in the SAI.

                                                                                         FOR THE PERIOD
                                                                                       DECEMBER 30, 1993
                                                THREE MONTHS        FOR THE FISCAL      (COMMENCEMENT OF
                                                    ENDED             YEAR ENDED         OPERATIONS) TO
PER SHARE OPERATING PERFORMANCE               JANUARY 31, 1996*    OCTOBER 31, 1995     OCTOBER 31, 1994
-------------------------------------------   -----------------    ----------------    ------------------
Net Asset Value, Beginning of Period.......        $ 12.62             $  13.84             $  14.01**
  Net Investment Income (Loss).............          (0.02)                0.02                (0.01)
  Net Realized and Unrealized Gain (Loss)
    on Investment and Non-U.S. Currency
Transactions...............................           1.41                (1.24)               (0.16)
                                                  --------         ----------------         --------
Total From Investment Operations...........           1.39                (1.22)               (0.17)
Net Asset Value, End of Period.............        $ 14.01             $  12.62             $  13.84
                                                  --------         ----------------         --------
                                                  --------         ----------------         --------
Market Value, End of Period................        $ 13.50             $  11.125            $  12.00
                                                  --------         ----------------         --------
                                                  --------         ----------------         --------

TOTAL INVESTMENT RETURN
Per Share Market Value (%).................          21.35%               (7.29)%             (20.00)%
                                                  --------         ----------------         --------
                                                  --------         ----------------         --------
Per Share Net Asset Value (%)(a)...........          11.01%               (8.82)%              (1.21)%
                                                  --------         ----------------         --------
                                                  --------         ----------------         --------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period ($ millions).....        $274.62             $ 247.49             $ 271.42
Ratio of Operating Expenses to Average Net
Assets (%).................................           1.58%                1.65%                1.59%***
Ratio of Net Investment Income (Loss) to
Average Net Assets (%).....................          (0.80)%               0.12%               (0.10)%***
Portfolio Turnover Rate (%)................             11%               66.79%               19.76%

------------

  * Unaudited.

 ** Net of $.09 of offering expenses.

*** Annualized.

 (1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales loads or brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

                                   THE OFFER

PURPOSE OF THE OFFER

    The Board of Directors of the Fund has not yet approved the Offer. The Board of Directors has approved the filing of a registration statement of which this Prospectus constitutes a part, subject to the Board's further review and approval of the Offer. There can be no guarantee that the Board of Directors will approve the Offer, and accordingly no guarantee that the Offer will be made.

    In deciding whether to approve the Offer, the Board of Directors will consider, among other things, whether it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment, whether the Fund could use such additional assets to take advantage more fully of available existing and future investment opportunities consistent with the Fund's investment objective, the likelihood that such opportunities will arise, and the extent to which the Offer would enable the Fund to make use of such opportunities without having to sell portfolio securities that the Investment Adviser believes should be held by the Fund. The Board of Directors will also take into account that a well-subscribed rights offering could marginally reduce the Fund's expense ratio, and could increase liquidity on the NYSE, where the Fund's shares are listed and traded. The Board of Directors will consider the Investment Adviser's view that additional assets would permit the Fund to make portfolio rebalancing adjustments without the expense of selling securities in its present portfolio. The Board of Directors will not approve the Offer unless the Board of Directors determines that the Offer would result in a net benefit to existing shareholders.

    The Board of Directors will also consider the expected impact of the Offer on the discount of the market price per share of the Fund to the net asset value per share of the Fund. The Board of Directors has previously determined that it would be in the best interests of shareholders of the Fund to take action to attempt to reduce or eliminate any such discount. Specifically, the Board of Directors has committed to conduct an annual tender offer for shares beginning in the first quarter of calendar year 1997 if the shares of the Fund trade during specified periods at a discount of 3% or more to net asset value per share. Any such tender offer will be at a price equal to net asset value per share. See "Annual Tender Offers and Repurchases of Shares." The Offer may have the effect of increasing the level of the discount. The Fund cannot predict what the level of the discount may be beginning in the first quarter of calendar year 1997, or whether the Offer will have an effect on such discount.

    The Investment Adviser will benefit from the Offer because its fees are based on the average weekly net assets of the Fund, which will increase as a result of the Offer. It is not possible to state precisely the amount of additional compensation the Investment Adviser will receive as a result of the Offer, because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. See "Investment Advisory and Other Services--The Investment Advisory Agreement."

    The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the Investment Company Act of 1940 (the "1940 Act").

TERMS OF THE OFFER

    The Fund is issuing non-transferable Rights to Record Date Shareholders to
subscribe for an aggregate of       Shares (      Shares if the Fund increases
the number of Shares available pursuant to the Over-Subscription Privilege). Each shareholder is being issued one Right for each whole share of Common Stock held on the Record Date. The Rights entitle the holders thereof to subscribe for
one Share for every       Rights held. Fractional Shares will not be issued upon
the exercise of Rights. As fractional Shares will not be issued, shareholders
who receive fewer than [      ] Rights or have fewer than [      ] Rights
remaining will be unable to purchase Shares upon the exercise of such Rights and will not be entitled to receive any cash in lieu thereof. Such shareholders may request Shares pursuant to the Over-Subscription Privilege. Rights may be exercised at any time during the Subscription Period, which commences on
           , 1996, and ends at 5:00 p.m., New York City time, on            ,
1996 (unless extended by the Fund). A shareholder's right to acquire during the
Subscription Period at the Subscription Price one Share for every [      ]
Rights held is hereinafter referred to as the "Primary Subscription."

    Any Record Date Shareholder who fully exercises all Rights issued to such shareholder pursuant to the Primary Subscription will be entitled to request additional Shares at the Subscription Price pursuant to the terms of the Offer (the "Over-Subscription Privilege") (as described below). Shares available, if any, pursuant to the Over-Subscription Privilege are subject to allotment and may be subject to increase, as is more fully discussed below under "Over-Subscription Privilege." For purposes of determining the maximum number of Shares a shareholder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record by Cede & Co. ("Cede"), the nominee for The Depository Trust Company, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. See "Method of Exercise of Rights" below.

    Record Date Shareholders that subscribe for Shares will have no right to rescind their subscriptions after receipt of their payment for Shares by the Subscription Agent, except under the circumstances described below under "Notice of Net Asset Value Decline; Extending the Expiration Date."

OVER-SUBSCRIPTION PRIVILEGE

    To the extent shareholders do not exercise all Rights issued to them pursuant to the Primary Subscription, any underlying Shares represented by such Rights will be offered by means of the Over-Subscription Privilege to shareholders who have exercised all the Rights issued to them and who desire to purchase additional Shares at the Subscription Price. Only shareholders who exercise all such Rights issued to them may indicate on the Subscription Certificate (as defined below) the number of additional Shares desired pursuant to the Over-Subscription Privilege. If sufficient Shares remain after completion of the Primary Subscription, all over-subscription requests will be honored in full. If sufficient Shares are not available to honor all over-subscription requests, the Fund may, at the discretion of the Board of Directors, issue up to
an additional    % of the Shares available pursuant to the Offer in order to cover such over-subscription requests. Regardless of whether the Fund issues the additional Shares, to the extent Shares are not available to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund, so that the number of Shares allocated to shareholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of Shares held by them on the

Record Date. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscription requests is distributed on a pro rata basis.

    The Fund will not offer or sell any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

SUBSCRIPTION PRICE

    [The Subscription Price per Share for the Shares to be issued pursuant to
the Offer will be    % of the lower of (a) the average of the last reported sale price of a share of the Fund's Common Stock on the NYSE on the date of the expiration of the Offer (the "Pricing Date") and on the four preceding business days and (b) the net asset value per share as of the close of business on the Pricing Date. For example, if the average of the last reported sale price on the NYSE on the Pricing Date and on the four preceding business days of a share of the Fund's Common Stock is $12.00, and the net asset value is $10.00, the
Subscription Price will be $         (      % of $10.00). If, however, the
average of the last reported sale price of a share on that exchange on the Pricing Date and on the four preceding business days is $12.00, and the net asset value as of the close of business on the Pricing Date is $14.00, the
Subscription Price will be $         (      % of $12.00).]

    The Fund is expected to announce the Offer [after the close of trading] on
the NYSE on       , 1996. The outstanding shares of Common Stock trade on that exchange under the symbol "SHF." The Shares offered hereby will also be listed for trading on the NYSE, subject to notice of official issuance. The net asset
value per share of Common Stock at the close of business on            , 1996
(the last date the Fund calculated its net asset value prior to the announcement
of the Offer) and            , 1996 (the last date the Fund calculated its net
asset value prior to the date of this Prospectus) was $         and $         ,
respectively, and the last reported sale price of a share of the Fund's Common
Stock on the NYSE on those dates was $         and $         , respectively. On
           , 1996 the Fund's Common Stock was trading at a [premium/discount] to its net asset value.

NON-TRANSFERABILITY OF RIGHTS

    The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be admitted for trading on the NYSE or any other exchange. However, the Shares issued pursuant to the exercise of Rights and the Over-Subscription Privilege will be authorized for listing on the NYSE, subject to notice of official issuance.

EXPIRATION OF THE OFFER

    The Offer will expire at 5:00 p.m., New York City time, on            ,
1996, the Expiration Date (unless extended by the Fund). The Rights will expire on the Expiration Date and thereafter may not be exercised. Since the Expiration Date and the Pricing Date will be the same date, Shareholders who decide to acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege will not know when they make such decision the purchase price of such Shares. Any extension of the Offer will be followed as promptly as practicable by announcement thereof. Such announcement shall be issued no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

NOTICE OF NET ASSET VALUE DECLINE; EXTENDING THE EXPIRATION DATE

    The Fund, as required by the Commission's registration form, has undertaken to suspend the Offer until it amends this Prospectus if, subsequent to the effective date of the Fund's Registration Statement on Form N-2 (the "Registration Statement"), the Fund's net asset value declines more than 10% from its net asset value as of that date. Accordingly, the Fund will notify Record Date Shareholders of any such decline and thereby permit them to cancel their exercise of Rights prior to the extended expiration date.

METHOD OF EXERCISE OF RIGHTS

    The Rights are evidenced by subscription certificates ("Subscription Certificates"), which will be mailed to Record Date Shareholders, except as discussed below under "Foreign Restrictions." If a shareholder's shares are held by Cede or any other depository or nominee on his or her behalf, the Subscription Certificates will be mailed to Cede or such depository or nominee. Rights may be exercised by completing and signing the Subscription Certificate which accompanies this Prospectus and mailing or otherwise delivering it to the Subscription Agent at one of the addresses set forth below together with payment for the Shares as described below under "Payment for Shares." Rights may also be exercised by contacting your broker, banker or trust company, which can arrange, on your behalf, to submit a notice guaranteeing delivery of payment and of a properly completed Subscription Certificate (a "Notice of Guaranteed Delivery"). A fee may be charged for this service. As fractional Shares will not be issued,
shareholders who receive, or who have remaining, fewer than [   ] Rights will
not be able to purchase any Shares upon the exercise of such Rights, although such shareholders may subscribe for Shares pursuant to the Over-Subscription Privilege. Completed Subscription Certificates or Notices of Guaranteed Delivery must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date at one of the offices of the Subscription Agent at one of the addresses set forth below under "Subscription Agent."

    Shareholders Who Are Registered Record Owners. Record Date Shareholders can choose between either option set forth under "Payment for Shares" below. If a Record Date Shareholder chooses option (2) under "Payment for Shares," an additional fee may be charged by the firm guaranteeing delivery for this service. If time is of the essence, option (2) will permit delivery of the Subscription Certificate and payment after the Expiration Date.

    Shareholders Whose Shares Are Held By A Nominee. Shareholders whose shares are held by a nominee, such as a broker or trustee, must contact that nominee to exercise their Rights. In that case, the nominee will complete the Subscription Certificate on behalf of the investor and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

    Nominees. Nominees who hold shares for the account of others should notify the beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment described under "Payment for Shares" below.

FOREIGN RESTRICTIONS

    Subscription Certificates will not be mailed to Record Date Shareholders whose addresses are outside the United States (for these purposes the United States includes its territories and possessions and the District of Columbia). The Rights to which those Subscription Certificates relate will be held by the Subscription Agent for such shareholders' accounts until instructions are received to exercise the Rights, subject to applicable law. If no instructions are received prior to the Expiration Date, such Rights will expire.

SUBSCRIPTION AGENT

    The Subscription Agent is [            ], which will receive, for its
administrative, processing, invoicing and other services as Subscription Agent,
a fee estimated to be $         plus reimbursement for its out-of-pocket
expenses related to the Offer. Questions regarding the Subscription Certificates should be directed to [Name of Subscription Agent, address, telephone]. Shareholders may also consult their brokers or nominees for information. Signed subscription certificates must be sent to [The Subscription Agent] by one of the methods described below. Subscription Certificates or Notices of Guaranteed Delivery must be received prior to 5:00 p.m., New York City time, on the Expiration Date. Alternatively, if using a Notice of Guaranteed Delivery, it may
be sent by facsimile to (      )       , with the original delivered promptly to
any of the addresses listed.

        (1) BY FIRST CLASS MAIL:

        (2) BY EXPRESS MAIL OR OVERNIGHT COURIER:

        (3) BY HAND:

       (4) BY FACSIMILE:
           FOR NOTICE OF GUARANTEED DELIVERY ONLY
           (   )   -
           Confirm facsimile by telephone to:
           (   )   -

    DELIVERY BY METHODS OTHER THAN THOSE STATED ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

INFORMATION AGENT

    Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

                    The Information Agent for the Offer is:
                                 [            ]
                              [Address and phone]

    Shareholders may also contact their brokers or nominees for information with respect to the Offer.

    The Information Agent will receive a fee estimated to be $         plus
reimbursement for its out-of-pocket expenses related to the Offer.

PAYMENT FOR SHARES

    Record Date Shareholders who acquire Shares during the Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

        (1) Payment by the Expiration Date. A Record Date Shareholder can send the Subscription Certificate, together with payment for the Shares acquired in the Primary Subscription and for additional Shares requested pursuant to the Over-Subscription Privilege, to the Subscription Agent, calculating the total payment on the basis of an estimated Subscription Price of $ per Share. To be accepted, such payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at one of the Subscription Agent's offices at the addresses set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO SCHRODER ASIAN GROWTH FUND, INC. AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, SHAREHOLDERS ARE STRONGLY URGED TO PAY, OR TO ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

        (2) Notice of Guaranteed Delivery. Alternatively, subscription instructions will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile or otherwise from a bank, trust company, or NYSE member guaranteeing delivery to the Subscription Agent of (i) payment of the Estimated Subscription Price of
    $    per Share for the Shares subscribed for during the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate. A fee may be charged for this service. The Subscription Agent will not honor a Notice of Guaranteed Delivery if a properly completed and executed Subscription Certificate is not received by the Subscription Agent
    by the close of business on       , 1996, the third business day after the
    Expiration Date, (           , 1996), unless the Offer is extended.

    Within eight business days following the Expiration Date (the "Confirmation
Date"),            , 1996, unless the Offer is extended, a confirmation will be sent by the Subscription Agent to each subscribing Record Date Shareholder (or, if the shareholder's shares are held by Cede or any other depository or nominee, to Cede or such depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, allocated pursuant to the Over-Subscription Privilege, (iii) the per Share and total purchase price for the Shares, and (iv) any additional amount payable by the Record Date Shareholder to the Fund or any excess to be refunded by the Fund to such shareholder, in each case based on the Subscription Price as determined on the Pricing Date. If any Record Date Shareholder exercises the right to acquire Shares pursuant to the Over-Subscription Privilege, any such excess payment which would otherwise be refunded to him or her will be applied by the Fund toward payment for Shares acquired pursuant to exercise of the Over-

Subscription Privilege. Any additional payment required from a shareholder must be received by the Subscription Agent within ten business days after the
Confirmation Date,       , 1996, unless the Offer is extended. Any excess
payments to be refunded by the Fund to Record Date Shareholders will be mailed by the Subscription Agent to them as promptly as possible. All payments by a Record Date Shareholder must be in U.S. Dollars by money order or check drawn on a bank located in the United States of America and payable to Schroder Asian Growth Fund, Inc. The Subscription Agent will deposit all checks received by it prior to the final due date into a segregated interest bearing account (which interest will accrue to the benefit of the Fund) at [Subscription Agent] pending distribution of the Shares.

    Whichever of the two methods described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

    RECORD DATE SHAREHOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTIONS AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT, EXCEPT UNDER THE CIRCUMSTANCES DESCRIBED ABOVE UNDER "NOTICE OF NET ASSET VALUE DECLINE."

    If a Record Date Shareholder who acquires Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any additional amounts due, the Fund reserves the right to take any or all of the following actions: (i) sell such subscribed and unpaid-for Shares to other shareholders pursuant to the Over-Subscription Privilege, (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such shareholder upon exercise of the Primary Subscription and/or Over-Subscription Privilege, and/or (iii) exercise any and all other rights or remedies to which it may be entitled.

    THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENT BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE FUND AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR TO ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

    All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

DELIVERY OF SHARE CERTIFICATES

    Except as noted below in this paragraph, share certificates for all Shares acquired during the Primary Subscription or pursuant to the Over-Subscription Privilege will be mailed promptly after the expiration of the Offer and full payment for the Shares subscribed for has been received and cleared. Participants in the Fund's Dividend Reinvestment Plan (the "Plan") will have any Shares acquired in the Primary Subscription or pursuant to the Over-Subscription Privilege credited to their shareholder dividend reinvestment accounts in the Plan. Share certificates will not be issued for Shares credited to Plan accounts. Participants in the Plan wishing to exercise Rights issued with respect to shares held in their Plan accounts must exercise them in accordance with the procedures set forth above. Any Shares acquired during the Primary Subscription or pursuant to the Over-Subscription Privilege by shareholders whose shares of Common Stock are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will be certificated and share certificates representing such Shares will be sent directly to Cede or such other depository or nominee.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

    The U.S. Federal income tax consequences to Record Date Shareholders with respect to the Offer will be as follows:

        1. The distribution of Rights to Record Date Shareholders will not result in taxable income, nor will Record Date Shareholders realize taxable income as a result of the exercise of the Rights.

        2. The basis of a Right received by a Record Date Shareholder will be zero if the fair market value of the Right is less than 15% of the fair market value of the Common Stock with respect to which the Right is issued unless the Record Date Shareholder elects to allocate the basis of the Common Stock between the Right and the Common Stock based upon their respective fair market values immediately after the Right is issued. If the fair market value of a Right immediately after issuance is 15% or more of the fair market value of the Common Stock with regard to which it is issued, the basis of the Right will be a portion of the basis of the Common Stock, based upon the respective fair market values of the Right and the Common Stock immediately after the Right is issued. It is unlikely that the fair market value of the Right will exceed 15% of the fair market value of the Common Stock. In the case of a Record Date Shareholder who receives a Right and who allows the Right to expire, the basis of the Right will be zero.

        3. If a Right is allowed to expire, there will be no loss realized.

        4. If a Right is exercised by the Record Date Shareholder, the basis of the Common Stock received will include the basis of the Right (see paragraph 2 above) and the amount paid upon exercise of the Right.

        5. If a Right is exercised, the holding period of the Common Stock acquired begins on the date the Right is exercised.

    The foregoing is only a summary of the applicable U.S. Federal income tax law and does not include any state, local or non-U.S. tax consequences with respect to the Offer. Investors should consult their tax advisers regarding specific questions as to U.S. Federal, state, local and non-U.S. taxes.

    See "Taxation" in this Prospectus and in the SAI for a discussion of the tax treatment of the Fund and its shareholders.

EMPLOYEE PLAN CONSIDERATIONS

    Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and Individual Retirement Accounts ("IRAs") (collectively, "Plans") should be aware that additional contributions of cash to the Plan (other than rollover contributions or trustee-to-trustee transfers from other Plans) in order to exercise Rights would be treated as Plan contributions and, when taken together with contributions previously made, may subject a Plan, among other things, to excise taxes for excess or nondeductible contributions. In the case of Plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated.

    ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules, that may impact the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance. Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

DILUTION AND THE EFFECT OF NON-PARTICIPATION IN THE OFFER

    Upon the completion of the Offer, shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than would be the case if the Offer had not been made. In addition, because the Subscription Price of each Share will be less than the net asset value per share of the Fund's Common Stock and because the Fund will incur expenses in connection with the Offer, the Offer will result in a dilution of net asset value per share for all shareholders. This dilution will disproportionately affect shareholders who do not exercise their Rights. It is not possible to state precisely the amount of such a decrease in value, because it is not known at this time how many Shares will be subscribed for or what the Subscription Price will be. However, such dilution might be substantial. For example, assuming (i) all Rights are
exercised, (ii) the Fund issues an additional [      ]% of the Shares, (iii) the
Fund's net asset value on the Expiration Date is $         per share (the net
asset value per share on            , 1996), and (iv) the Subscription Price is
$         per share (      % of the closing market price per share on
  , 1996), then, after deducting all expenses relating to the issuance of the Shares, the Fund's net asset value per share on such date would be reduced by
approximately $         per share or    %.

IMPORTANT DATES TO REMEMBER

    EVENT
----------------------------------------------------------------------------------------
Record Date.............................................................................
Subscription Period.....................................................................     *
Expiration Date and Pricing Date........................................................     *
Subscription Certificates and Payment for Shares Due+...................................     *
Notices of Guaranteed Delivery Due+.....................................................     *
Payment for Guarantees of Delivery Due..................................................     *
Confirmation to Participants............................................................     *
Final Payment for Shares................................................................     *

------------

* Unless the Offer is extended.

+ A shareholder exercising Rights must deliver either (i) a Subscription
  Certificate and payment for Shares or (ii) a Notice of Guaranteed Delivery by the Expiration Date.

                                    THE FUND

    The Fund, incorporated in Maryland on November 5, 1993, is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Asian Companies (as defined in "Investment Objective and Policies" below). As a matter of fundamental policy, under normal market conditions the Fund will invest at least 65% of its total assets in equity securities of Asian Companies. As of January 31, 1996, approximately 97% of the Fund's total assets were invested in such securities, with the balance in short-term investments. No assurance can be given that the Fund's investment objective will be achieved. Due to the risks inherent in international investments generally, the Fund should be considered as a vehicle for investing a portion of an investor's assets and not as a complete investment program. See "Risk Factors and Special Considerations--Foreign Currency and Exchange Rates," "--Investment and Repatriation Restrictions," "--Market Characteristics," and "--Social, Political and Economic Factors." The Investment Adviser to the Fund is Schroder Capital Management International Inc. which, together with its affiliates, has substantial investment management resources and experience in Asia. See "Investment Advisory and Other Services--The Investment Adviser."

    As of January 31, 1996, the Fund's net asset value was $274,624,880. At that date, investments in the following Asian Countries accounted for the indicated percentage of the Fund's total portfolio: Korea (7.0%), Hong Kong/China (22.3%), India (7.1%), Indonesia (7.9%), Japan (14.5%), Malaysia (11.5%), the Philippines (4.7%), Singapore (10.3%), Taiwan (1.0%) and Thailand (10.7%).

                                USE OF PROCEEDS

    If all of the Rights are exercised in full, and assuming a Subscription
Price of $         per share (      % of the closing market price per share on
           , 1996), the net proceeds to the Fund would be approximately
$         after deducting expenses payable by the Fund in respect of the Offer
of approximately $         . If the Fund increases the number of Shares subject
to subscription by    % (or       Shares) to satisfy over-subscription requests,
the additional net proceeds would be approximately $         . However, there
can be no assurance that all Rights will be exercised in full, and the Subscription Price will not be determined until the close of business on the Expiration Date. The net proceeds of the Offer will be invested in accordance with the Fund's investment objective and policies. The Fund believes that it may take up to six months from the date of this Prospectus to invest such net proceeds, depending on market conditions and the availability of suitable investments. Pending such investment, the proceeds will be invested in Temporary Investments as described under "Investment Objective and Policies--Temporary Investments."

                     MARKET AND NET ASSET VALUE INFORMATION

    The Fund's outstanding Common Stock is, and the Shares will be, listed on the NYSE. The Fund's shares commenced trading on the NYSE on December 22, 1993. The following table shows for the periods indicated (1) the high and low sales prices for transactions in the Fund's shares on the NYSE Composite Tape, (2) the net asset value as determined on the date closest to each quotation and (3) the discount or premium to net asset value (expressed as a percentage) represented by the quotation.

                                                                                 PREMIUM
                                                               NET ASSET      (OR DISCOUNT)       VOLUME OF
                                      MARKET PRICE               VALUE         PERCENTAGE          TRADING
                                      ------------           -------------   ---------------   ----------------     TOTAL
    PERIOD                         HIGH           LOW        HIGH     LOW     HIGH     LOW      HIGH      LOW      VOLUME
-----------------------------  ------------   ------------   -----   -----   ------   ------   -------   ------   ---------
Dec. 22--Dec. 31, 1993.......  15 7/8         15             14.01   14.01    12.42    12.42   361,800   56,800   1,417,200
Jan. 1--March 31, 1994.......  16 1/8         11 1/8         13.92   12.55    14.49    (4.38)  228,300   13,300   3,719,600
April 1--June 30, 1994.......  14 1/8         10 1/2         13.20   12.44     2.05    (9.79)   93,800    7,000   1,924,900
July 1--Sep. 30, 1994........  13 3/4         11 5/8         14.12   12.89    (3.09)  (11.57)   65,800    9,700   1,840,500
Oct. 1--Dec. 31, 1994........  12 3/4         9 5/8          13.78   12.36    (9.29)  (20.11)  195,400   14,900   3,710,500
Jan. 1--March 31, 1995.......  11             9 3/8          12.05   11.54   (10.79)  (18.57)  131,600   14,500   2,994,500
April 1--June 30, 1995.......  12 1/8         10             13.18   11.91   (10.23)  (15.84)  142,600   14,300   2,616,000
July 1--Sept. 30, 1995.......  12 1/8         10 5/8         13.56   12.83   (10.85)  (15.48)  140,200    6,100   2,818,900
Oct. 1--Dec. 31, 1995........  12 3/8         10 1/8         13.09   11.91    (3.92)  (15.37)  293,400   16,200   4,475,900
Jan. 1--March 31, 1996.......

    Since the commencement of the Fund's operations in December 1993, the Fund's shares have usually traded in the market below net asset value, although they have upon occasion traded at or above net asset value. Shares of closed-end investment companies frequently trade at a discount to net asset value. The Fund cannot predict whether the Fund's shares will in the future trade at a premium or discount to net asset value, or the level of such premium or discount. On
           , 1996, the last sale price of the Fund's shares on the NYSE was
$         , which represented a [premium/discount] of    % [above/below] the net
asset value per share of $         .

                       INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in equity securities of Asian Companies. As a matter of fundamental policy, under normal market conditions the Fund will invest at least 65% of its total assets in equity securities of Asian Companies. Under current market conditions, the Investment Adviser anticipates that 80% or more of the Fund's total assets will be invested in such securities. No assurance can be given that the Fund's investment objective will be achieved.

    Asian Companies include companies that (i) are organized under the laws of China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, or Thailand, or any other countries in the Asian region located south of the border of the former Soviet Union, east of the borders of Afghanistan and Iran, north of the Australian subcontinent and west of the International Date Line that in the future permit foreign investors to participate in their stock markets (collectively, "Asian Countries"), or (ii) regardless of where organized, and as determined by the Investment Adviser, (A) derive at least 75% of their revenues from goods produced or sold, investments made or services performed in Asian Countries or (B) maintain at least 75% of their assets in Asian Countries.

    Equity securities include common and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and American, Global or other types of Depositary Receipts. Most of the equity securities purchased by the Fund are expected to be traded on a foreign stock exchange or in a foreign over-the-counter market. To the extent consistent with its investment objective, the Fund may invest up to 10% of its total assets in debt securities issued or guaranteed by (i) governments, or agencies of such governments, of Asian Countries or (ii) Asian Companies. These debt securities may be unrated or rated below investment grade. See "Risk Factors and Special Considerations--Debt Securities--High Yield, High Risk Securities."

    The Fund's investment objective and its intent to invest, under normal market conditions, at least 65% of its total assets in equity securities of Asian Companies are fundamental policies of the Fund which may not be changed without the approval of a "majority of the Fund's outstanding voting securities." As used in this Prospectus, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, and
(ii) more than 50% of the outstanding shares. The Fund's investment policies that are not designated fundamental policies may be changed by the Fund without shareholder approval, but the Fund will not change its investment policies without contemporaneous notice to its shareholders.

    While the Fund has no predetermined policy on the allocation of funds for investment among Asian Countries, the Investment Adviser expects that, under normal market conditions, the Fund will generally invest in at least five Asian Countries. The Investment Adviser expects that the Fund's investments will be made in companies located in 13 of the Asian Countries: China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand and Japan (to the extent that Japanese companies supply or manufacture products within the region or benefit from growth in the region). The Investment Adviser invests the Fund's assets over a broad spectrum of Asian economic sectors, including, but not limited to, trade, finance, real estate, transportation, communications, energy, construction, manufacturing, services and food processing.

TEMPORARY INVESTMENTS

    The Fund may hold and/or invest its assets without limitation in cash and/or Temporary Investments (as defined below) for cash management purposes, pending investment in accordance with the Fund's investment objective and policies, and to meet its obligations under any tender offer or Share repurchases during the period between the date on which such obligations arise and the payment date for such obligations (which period normally will not exceed 14 days). In addition, the Fund may take a temporary defensive posture and invest without limitation in Temporary Investments. The Fund may assume a temporary defensive posture when, owing to political, market or other factors broadly affecting markets in one or more Asian Countries, the Investment Adviser determines either that opportunities for capital appreciation in those markets may be significantly limited or that significant diminution in value of the securities traded in those markets may occur. To the extent that the Fund invests in Temporary Investments, it may not achieve its investment objective.

    Temporary Investments are high quality debt securities (rated AA or above by Standard & Poor's Corporation ("S&P") or Aa or above by Moody's Investors Services, Inc. ("Moody's") or with an equivalent rating by other nationally recognized securities rating organizations) denominated in U.S. Dollars or in another freely convertible currency including: (1) short-term (less than 12 months to maturity) and medium-term (not more than five years to maturity) obligations issued or guaranteed by (a) the United States government, its agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ("supranational entities"); (2) U.S. finance company obligations, corporate commercial paper and other short-term commercial obligations; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and (4) repurchase agreements with respect to securities in which the Fund may invest. The banks whose obligations may be purchased by the Fund and the banks and broker-dealers with which the Fund may enter into repurchase agreements include any member bank of the Federal Reserve System and any U.S. broker-dealer or any foreign bank that has been determined by the Investment Adviser to be creditworthy.

    Repurchase agreements are contracts pursuant to which the seller of a security agrees at the time of sale to repurchase the security at an agreed upon price and date. When the Fund enters into a repurchase agreement, the seller will be required to maintain the value of the securities subject to the repurchase agreement, marked to market daily, at not less than their repurchase price. Repurchase agreements may involve risks in the event of insolvency or other default by the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

OTHER INVESTMENTS

    Shares of Other Investment Funds. The Fund may invest in investment funds which invest principally in securities in which the Fund is authorized to invest. The Fund does not intend to invest in such investment funds unless, in the judgment of the Investment Adviser, the potential benefits of such investment justify the payment of any applicable premium, sales load and expenses. See "Risk Factors and Special Considerations--Investment and Repatriation Restrictions." From time to time, such investment funds may be the sole means by which the Fund may invest in equity securities of certain Asian Companies. Under the 1940 Act, the Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company. To the extent the Fund invests in other investment funds, the Fund's shareholders will indirectly incur certain duplicative fees and expenses, including investment advisory fees and sales loads paid for transactions in shares of such funds. For a discussion of possible consequences under U.S. Federal income tax laws of the Fund's investment in foreign investment funds, see "Taxation--U.S. Federal Income Taxes--Other Taxation" in the SAI.

    Illiquid Securities. The Fund may invest up to 10% of its total assets, valued at the time of purchase with respect to any such security, in illiquid securities for which there may be no or only a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The Fund may be unable to dispose of its holdings in illiquid securities at then current market prices and may have to dispose of such securities over extended periods of time. See "Risk Factors and Special Considerations--Market Characteristics" and "--Illiquid Investments." In many cases, illiquid securities will be subject to contractual or legal restrictions on transfer. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

    Rule 144A Securities. The Fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for any particular Rule 144A security will develop or be maintained. In promulgating Rule 144A, the Commission stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the Commission stated that the board may delegate the day-to-day function for determining liquidity to a fund's investment adviser, provided that the board retains sufficient oversight. The Board of Directors of the Fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid securities. Pursuant to those policies and procedures, the Board of Directors has delegated to the Investment Adviser the determination as to whether a particular security is liquid or illiquid. If any Rule 144A security previously determined to be liquid is later determined to be illiquid, such security will be subject to the Fund's 10% limitation on illiquid securities.

    Convertible Securities. The Fund may invest in convertible securities including such securities that may be unrated or rated below investment grade. See "Risk Factors and Special Considerations-- Debt Securities--High Yield, High Risk Securities." A convertible security is a bond, debenture, note, or preferred stock that may be converted into or exchanged for a prescribed amount of common or preferred stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common or preferred stocks, but lower yields than comparable nonconvertible securities,
(2)
a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common or preferred stock increases.

    A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common or preferred stock or sell it to a third party.

    Warrants. The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

                        ADDITIONAL INVESTMENT PRACTICES

HEDGING

    The Fund is authorized to use various hedging and investment strategies described below to hedge various market risks (such as broad or specific market movements and interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund's gain or to create a temporary substitute for the purchase or sale of a particular debt or equity security. Although these strategies are regularly used by some investment companies and other institutional investors, few of these strategies can practicably be used to a significant extent by the Fund at the present time and may not become available for extensive use in the future. Techniques and instruments may change, however, over time as new instruments and strategies are developed or regulatory changes occur.

    Subject to the constraints described above, the Fund may purchase and sell interest rate, currency or stock index futures contracts and enter into currency forward contracts and currency swaps, caps, collars and floors, it may purchase and sell (or write) exchange listed and over-the-counter put and call options on debt and equity securities, currencies, futures contracts, fixed income and stock indices and other financial instruments and it may enter into interest rate transactions, equity swaps, caps, collars and floors, and related transactions and other similar transactions which may be developed to the extent the Investment Adviser determines that they are consistent with the Fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to in this Prospectus as "Hedging"). The Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio; provided that, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    Hedging may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular debt or equity securities. The ability of the Fund to utilize Hedging successfully will depend on the Investment Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select portfolio securities. The use of Hedging in certain circumstances will require that the Fund segregate cash, U.S. government securities or liquid high grade debt obligations to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

    For a detailed discussion of Hedging, including applicable requirements of the Commodity Futures Trading Commission, the requirement to segregate assets with respect to these transactions and special risks associated with such strategies, see "Certain Investment Practices--Risks of Hedging" in the SAI.

    The degree of the Fund's use of Hedging may be limited by certain provisions of the Code. See "Taxation--U.S. Federal Income Taxes--Foreign Exchange-Related Transactions; Hedging Transactions" in the SAI.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in market prices. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. See "Risk Factors and Special Considerations--Investment Practices."

LOANS OF PORTFOLIO SECURITIES

    The Fund may lend portfolio securities. By doing so, the Fund attempts to earn income through the receipt of interest on the loan. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Fund lent has increased, the Fund could experience a loss.

    The Fund may lend securities from its portfolio if liquid assets in an amount at least equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained by the Fund in a segregated account. Any securities that the Fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Fund will be invested in U.S. government securities and liquid high grade debt obligations. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund's Board of Directors.

LEVERAGE

    The Fund will not employ leverage to purchase portfolio securities. However, the Fund may borrow money for temporary or emergency purposes (including, for example, clearance of transactions or payments of dividends to shareholders) in an amount not exceeding 5% of the value of the Fund's total assets (including the amount borrowed), and may borrow money in connection with repurchases of its Shares or tender offers in an amount up to one-third of the value of the Fund's total assets (including the amount borrowed).

                               INVESTMENT IN ASIA

[TO BE UPDATED]

    During the past 12 years, Asian Countries have experienced real economic growth rates exceeding those experienced by many Western industrialized nations. Such economic growth has been favorably affected by highly competitive wages and certain other cost advantages relative to the United States and other industrialized countries. The Investment Adviser believes that this high growth is producing rising per capita incomes which are now supporting the development of larger local markets. Together with favorable demographic trends, high savings rates and investment, particularly in the development of infrastructure, the growth of those local markets should, in the view of the Investment Adviser, provide conditions supportive of long-term economic growth. While such future economic growth in the Asian Countries cannot be assured, the Investment Adviser believes that conditions exist to provide for high levels of economic activity in the long term, offering the potential for long-term capital appreciation from investment in equity securities of Asian Companies.

    Asia consists of countries in various stages of economic development. For example, there are industrialized countries, such as Japan; newly industrializing countries, such as Hong Kong, Korea, Singapore and Taiwan; and developing countries, such as China, India, Indonesia, Malaysia, Pakistan, the Philippines, Sri Lanka and Thailand. In general, during the last 14 years the service and industry sectors of many Asian Countries have increased substantially as a percentage of their gross domestic product ("GDP") in relation to the agricultural and other sectors in the same period. At present, the economies of Asian Countries are trade oriented, with the United States, Japan and China as the principal trading partners. In the last decade, the aggregate share of world exports of Asian Countries has increased substantially. In addition, since 1985, the proportion of intra-regional trade has been rising rapidly. The Investment Adviser believes that as a result of closer economic cooperation between the Asian Countries, the emergence of a regional trading zone, and a rapid pace of economic reform, including a shift, particularly among the developing countries, toward the private sector accounting for an increasing portion of GDP, the Asian region will continue to offer attractive investment opportunities.

    The Asian region's ability to attract direct foreign investment has underpinned regional economic growth. In particular, Japanese direct investment in Asian manufacturing facilities rose by 40% between 1988 and 1991. The amount of direct investments made in Asia by Japan is more than double the amount invested by the United States. While there can be no assurance that this level of investment will continue, the Investment Adviser believes that direct investment from Japan enhances the long-term growth potential of a recipient country through mobilization of domestic savings in joint ventures, improvement of local training and education, modernization of management and accounting techniques and systems, transfer of technology and promotion of exports.

    The Investment Adviser believes that investment opportunities in the securities markets of Asian Countries will continue to expand during the next decade. Through active privatization programs and governmental policies supportive of stock market developments, the number of publicly traded companies in the region has increased substantially over the past five years and is expected to increase further over the next decade. Historically, many fast growing securities markets in the Asian region, such as Korea and Taiwan, have been effectively closed to foreign investors, and many restrictions on foreign investment in the securities markets of those countries, as well as several other Asian Countries, remain. The Investment Adviser, together with other members of the Schroder Group (as decscribed below), undertakes extensive research ahead of the opening of such markets to direct foreign portfolio investment through its well-established local research efforts. This activity is consistent with the Investment Adviser's overall strategy of taking a long-term approach to investment based upon its assessment of growth potential.

    For additional information, see "Asian Economies and Stock Markets" at Annex A to this Prospectus.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

    Investors should recognize that investing in non-U.S. securities involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. companies. Further, certain investments that the Fund may purchase, and investment techniques in which the Fund may engage, involve risks, including those set forth below.

SPECIAL CONSIDERATIONS RELATING TO THE OFFER

    The Offer will result in dilution to all shareholders, whether or not they exercise their Rights. An immediate substantial dilution of the aggregate net asset value of the shares owned by Record Date Shareholders who do not fully exercise their Rights is likely to be experienced as a result of the Offer because the Subscription Price will be less than the Fund's then-net asset value
per share (no more than    % of such net asset value per share), and the number
of shares outstanding after the Offer will to increase in a greater percentage than the increase in the size of the Fund's assets. Moreover, because the Subscription Price is based on the lower of (a) the average of the last reported sale price of a share of the Fund's Common Stock on the NYSE on the date of the expiration of the Offer (the "Pricing Date") and on the four preceding business days and (b) the net asset value per share of the Fund's Common Stock as of the close of business on the Pricing Date, to the extent the market price is less than net asset value, the Subscription Price will be further discounted from net asset value. Since commencement of the Fund's operations, the Fund's shares have usually traded in the market below net asset value. See "Market and Net Asset Value Information."

    In addition, as a result of the terms of the Offer, Record Date Shareholders who do not fully exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time what the net asset value per share will be at the Expiration Date, such dilution could be substantial. For example, assuming that all Rights are exercised and that the Subscription Price of
$      is    % below the closing market price per share of $      per share on
      , 1995, the Fund's net asset value per share would be reduced by
approximately $      per share.

NON-U.S. CURRENCY AND EXCHANGE RATES

    The Fund's assets are invested in non-U.S. securities and substantially all income is received by the Fund in non-U.S. currencies. However, the Fund computes and distributes its income in Dollars, and the computation of income is made on the date of its receipt by the Fund at the exchange rate in effect on that date. Therefore, if the value of the non-U.S. currencies in which the Fund receives its income falls relative to the Dollar between receipt of the income and the making of Fund distributions, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in Dollars to meet distribution requirements.

    The value of the assets of the Fund as measured in Dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Certain of the risks associated with international investments are heightened for investments in Asian Countries. For example, some of the currencies of Asian Countries have experienced devaluations relative to the U.S. Dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries, such as India, face serious exchange constraints. Further, the Fund may incur costs in connection with conversions between various currencies. Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a non-U.S. currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the non-U.S. currency exchange market, or through entering into forward, futures or options contracts to purchase or sell non-U.S. currencies. The following table sets forth historical exchange rates per U.S. Dollar for the Asian currencies listed.

                            CURRENCY EXCHANGE RATES
                                PER U.S. DOLLAR
                                 END OF PERIOD

                                         CHINA    HONG KONG   INDIA   INDONESIA   JAPAN   KOREA   MALAYSIA   PAKISTAN   PHILIPPINES
                                          RMB        HK$       RS      RUPIAH       Y       W        RM        PRS           P
                                         ------   ---------   -----   ---------   -----   -----   --------   --------   -----------
1985...................................  3.2015     7.811     12.166     1125     200.5   890.2    2.4265     15.98        19.032
1986...................................  3.7221     7.790     13.122     1641     159.1   861.4    2.6030     17.25        20.530
1987...................................  3.7221     7.760     12.877     1650     123.5   792.3    2.4928     17.45        20.800
1988...................................  3.7221     7.806     14.949     1731     125.9   684.1    2.7153     18.65        21.335
1989...................................  4.7221     7.807     17.035     1797     143.5   679.6    2.7033     21.42        22.440
1990...................................  5.2221     7.801     18.073     1901     134.4   716.4    2.7015     21.90        28.000
1991...................................  5.4342     7.781     25.834     1992     125.2   760.8    2.7240     24.72        26.650
1992...................................  5.7518     7.741     26.200     2062     124.8   788.4    2.6120     25.70        25.096
1993...................................  5.8000     7.726     31.380     2100     111.9   808.1    2.7015     30.120         .699
1994...................................  8.4462     7.737     31.380     2200     99.7    788.7    2.5600     38.800       24.418
1995...................................  8.3179     7.7333    35.055     2289     102.9   775.72   2.5413     34.216       26.235

                                         SINGAPORE   SRI LANKA   TAIWAN   THAILAND
                                            S$         SLRS       NT$        B
                                         ---------   ---------   ------   --------
1985...................................    2.1050        .408    39.850     26.65
1986...................................    2.1750      28.520    35.500     26.13
1987...................................    1.9985      30.763    28.550     25.07
1988...................................    1.9462      33.033    28.170     25.24
1989...................................    1.8944      40.000    26.160     25.69
1990...................................    1.7445      40.240     .108      25.29
1991...................................    1.6305      42.580    25.748     25.28
1992...................................    1.6449      46.000    25.403     25.52
1993...................................    1.6080      49.562    26.626     25.54
1994...................................    1.4607      49.980    26.240     25.09
1995...................................    1.4148      53.498     .286      25.19

------------
Sources: International Monetary Fund, International Financial Statistics of November 1995; Wall Street Journal, 30 December 1995.

                    INVESTMENT AND REPATRIATION RESTRICTIONS

[TO BE UPDATED]

    Foreign investment in the securities markets of several of the Asian Countries is restricted or controlled to varying degrees. These restrictions may limit investment in certain of the Asian Countries and may increase expenses of the Fund. For example, certain countries may require governmental approval prior to investments by foreign persons in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from several of the Asian Countries is subject to restrictions such as the need for certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. Although these restrictions may in the future make it undesirable to invest in the countries to which they apply, the Investment Adviser does not believe that any current repatriation restrictions would have a material impact on the Fund's ability to manage its assets.

    If, because of restrictions on repatriation or conversion, the Fund were unable to distribute substantially all of its net investment income (including short-term capital gains) and long-term capital gains within applicable time periods, the Fund could be subject to U.S. Federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code, in which case it would become subject to U.S. Federal income tax on all of its income and gains. See "Taxation--U.S. Federal Income Taxes-- Other Taxation" in the SAI.

    Generally, there are restrictions on foreign investment in certain Asian Countries, although these restrictions vary in form and content. In India, Indonesia, Korea, Malaysia, the Philippines, Singapore and Thailand, the Fund may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. Korea generally prohibits foreign investment in Won-denominated debt securities and Sri Lanka prohibits foreign investment in government debt securities. In the Philippines, the Fund may generally invest in "B" shares of Philippine issuers engaged in partly nationalized business activities, which shares are made available to foreigners, and the market prices, liquidity and rights of which may vary from shares owned by nationals. Similarly, in China, the Fund may only invest in "B" shares of securities traded on The Shanghai Securities Exchange and The Shenzhen Stock Exchange, currently the two officially recognized securities exchanges in China. "B" shares traded on The Shanghai Securities Exchange are settled in U.S. Dollars and those traded on The Shenzhen Stock Exchange are generally settled in Hong Kong Dollars. In Hong Kong, Japan, Korea, the Philippines, Taiwan and Thailand there are restrictions on the percent of permitted foreign investment in shares of certain companies, mainly those in highly regulated industries, although in Taiwan there are limitations on foreign ownership of shares of any listed company. In addition, Korea also prohibits foreign investment in specified telecommunication companies and the Philippines prohibits foreign investment in mass media companies and companies providing certain professional services.

    From time to time, pooled investment funds may be the most effective available means by which the Fund may invest in equity securities of certain Asian Countries. For example, prior to January 3, 1992, foreign investment in Korea was generally limited to a few investment funds that had been granted a license from the government of Korea, although since that date direct foreign investment in individual stocks in Korea has been officially permitted within specified limits. Investment in such investment funds may involve the payment of management expenses and, in connection with some purchases, sales loads, and payment of substantial premiums above the value of such companies' portfolio securities. The Fund does not intend to invest in such investment funds unless, in the judgment of the Investment Adviser, the potential benefits of such investment outweigh the payment of any applicable premium, sales load and expenses. See "Investment Objective and Policies--Other Investments." In addition, the Fund's investments in such investment funds are subject to limitations under the 1940 Act and market availability, and may result in special U.S. Federal income tax consequences described below under "Taxation--U.S. Federal Income Taxes--Other Taxation" in the SAI.

MARKET CHARACTERISTICS

    Differences Between the U.S. and Asian Securities Markets. Most of the securities markets of the Asian Countries have substantially less volume than the NYSE, and equity securities of most companies in the Asian Countries are less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges in the Asian Countries, such as those in China, are in the earliest stages of their development. Many companies traded on securities markets in Asian Countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of the Asian Countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.

    Brokerage commissions and other transaction costs on securities exchanges in the Asian Countries are generally higher than in the United States. In addition, security settlements may in some instances be subject to delays and related administrative uncertainties.

    Government Supervision of Asian Securities Markets; Legal Systems. There is also less government supervision and regulation of securities exchanges, listed companies and brokers in the Asian Countries than exists in the United States. Less information may, therefore, be available to the Fund than in respect of investments in the United States. Further, in certain Asian Countries, less information may be available to the Fund than to local market participants. Brokers in Asian Countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the Asian Countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

    Financial Information and Standards. Issuers in Asian Countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an Asian Country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about issuers in Asian Countries than is available about U.S. issuers.

SOCIAL, POLITICAL AND ECONOMIC FACTORS

    Many of the Asian Countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decisionmaking, and changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting the Fund.

    Few of the Asian Countries have Western-style or fully democratic governments. Some governments in the region are authoritarian in nature and influenced by security forces. For example, during the course of the last 25 years, governments in the region have been installed or removed as a result of military coups, while others have periodically demonstrated repressive police state characteristics. In several Asian Countries, the leadership ability of the government has suffered as a result of recent corruption scandals. Disparities of wealth, among other factors, have also led to social unrest in some of the Asian Countries accompanied, in certain cases, by violence and labor unrest. Ethnic, religious and racial disaffection, as evidenced in India, Pakistan and Sri Lanka, have created social, economic and political problems.

    Several of the Asian Countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurgency. Thailand has experienced border conflicts with Laos and Cambodia, and India is engaged in border disputes with several of its neighbors, including China and Pakistan. Tension between the Tamil and Sinhalese communities in Sri Lanka has resulted in periodic outbreaks of violence. An uneasy truce exists between North Korea and South Korea, and the recurrence of hostilities remains possible. Reunification of North Korea and South Korea could have a detrimental effect on the economy of South Korea. Also, China continues to claim sovereignty over Taiwan and recently has conducted military maneuvers near Taiwan. China is acknowledged to possess nuclear weapons capability; North Korea is alleged to possess or be in the process of developing such a capability.

    In Hong Kong, British proposals to extend limited democracy have caused a political rift with China, which is scheduled to assume sovereignty over the colony in 1997. Although China has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for 50 years after regaining control of Hong Kong, the continuation of the current form of the economic system in Hong Kong after the reversion will depend on the actions of the government of China. In addition, such reversion has increased sensitivity in Hong Kong to political developments and statements by public figures in China. Business confidence in Hong Kong, therefore, can be significantly affected by such developments and statements, which in turn can affect markets and business performance.

    The economies of most of the Asian Countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian Countries. In addition, the economies of some of the Asian Countries, Indonesia and Malaysia, for example, are vulnerable to weakness in world prices for their commodity exports, including crude oil.

    Governments in certain of the Asian Countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends.

INVESTMENT PRACTICES

    Certain risks and special considerations of certain of the investment practices in which the Fund may engage are described above under "Investment Objective and Policies" and "Additional Investment Practices." Hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of Hedging could result in greater losses than if it had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, the Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for Hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of Hedging will reduce the Fund's net asset value, and possibly income, and the losses may be greater than if Hedging had not been used. For additional information regarding the risks and special considerations associated with Hedging, see "Certain Investment Practices" in the SAI.

ILLIQUID INVESTMENTS

    The Fund may invest up to 10% of its total assets in illiquid securities. Investment of the Fund's assets in relatively illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund's operations require cash, such as when the Fund repurchases shares, commences a tender offer, or pays dividends or distributions, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. Further, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements which would be applicable if their securities were publicly traded.

WITHHOLDING AND OTHER TAXES

    The Fund is subject to taxes, including withholding taxes on income and capital gains, that are or may be imposed by certain of the Asian Countries, which will reduce the return to the Fund. The Fund may elect, when eligible, to "pass-through" to the Fund's shareholders such taxes that are treated as income taxes for U.S. Federal income tax purposes. If the Fund makes such election, shareholders will be required to include in income their proportionate shares of the amount of non-U.S. income taxes paid by the Fund and may be entitled to claim either a credit or deduction for all or a portion of such taxes. See "Taxation--Non-U.S. Taxes" below for a discussion of the rules and limitations applicable to the treatment of non-U.S. income taxes under the U.S. Federal income tax laws. Certain shareholders, including non-U.S. shareholders, will not be entitled to the benefit of a deduction or credit with respect to non-U.S. income taxes paid by the Fund. Other non-U.S. taxes, such as transfer taxes, may be imposed on the Fund, but would not be eligible to be passed through to shareholders as a credit or deduction. Also, additional U.S. Federal income taxes and charges may be incurred as a result of any investment made in "passive foreign investment companies." See "Taxation--U.S. Federal Income Taxes--Other Taxation" in the SAI.

NET ASSET VALUE DISCOUNT/PREMIUM

    Since the commencement of the Fund's operations in December 1993, the Fund's shares have usually traded in the market below net asset value, although they have upon occasion traded at or above net asset value. This is characteristic of shares of a closed-end fund and is a risk separate and distinct from the risk of a decline in the net asset value as a result of a fund's investment activities. In some cases, however, shares of closed-end funds may trade at a premium. For additional information concerning the market price and net asset value per share of the Fund, see "Market and Net Asset Value Information."

NON-DIVERSIFICATION

    The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, could be subject to greater risk of loss. The Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See "Taxation--U.S. Federal Income Taxes"; see also "Taxation" in the SAI.

TRANSACTION COSTS

    The Fund's transaction costs are higher than the transaction costs for the typical investment company investing in U.S. securities. In addition to incurring transaction costs associated with converting currency to and from foreign currencies and Dollars, the Fund incurs brokerage costs on its portfolio transactions at commission rates that are generally uniform and higher than in the United States. See "Portfolio Transactions and Brokerage" in the SAI.

ANTI-TAKEOVER PROVISIONS

    The Fund's Articles of Incorporation contain certain anti-takeover provisions that may have the effect of limiting the ability of other persons to acquire control of the Fund or to change the composition of the Fund's Board of Directors. In certain circumstances, these provisions might also inhibit the ability of holders of shares to sell their shares at a premium over prevailing market prices. The Fund's Board of Directors has determined that these provisions are in the best interests of shareholders generally. See "Common Stock."

DEBT SECURITIES--HIGH YIELD, HIGH RISK SECURITIES

    The Fund may, as a non-fundamental policy, invest up to 10% of its total assets in debt securities issued or guaranteed by governments, or agencies of such governments, of Asian Countries or by Asian Companies, including unrated debt securities and debt securities rated below investment grade. The market value of debt securities generally varies in response to changes in interest rates and the financial conditions of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

    The Fund may invest in debt securities rated below BBB by S&P, Baa by Moody's or equivalent ratings by other recognized securities rating agencies that may from time to time rate securities of Asian Countries or Asian Companies. Such debt securities involve greater risks of loss of income and principal than higher rated securities, are speculative in nature, and are commonly known as "high yield" securities or "junk bonds." Although high risk, low rated debt securities and comparable unrated debt securities may offer higher yields than do higher rated securities, they generally involve greater volatility of price and risk of principal and income. Securities having the lowest rating for non-subordinated debt instruments assigned by S&P and Moody's (i.e., rated CCC by S&P or C by Moody's) are considered to have extremely poor prospects of ever attaining any real investment standing; to be unlikely to have the capacity to pay interest or repay principal when due in the event of adverse business, financial or economic conditions; and/or to be in default or not current in the payment of interest or principal. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

    Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses in seeking recovery.

NON-U.S. SUBCUSTODIANS AND SECURITIES DEPOSITORIES

    Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks outside the U.S. may not be eligible subcustodians for the Fund under such rules, in which event the Fund may be precluded from purchasing securities in which it would otherwise invest, and other banks that are eligible non-U.S. subcustodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries, such as Korea, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by non-U.S. subcustodians in the event of the bankruptcy of the subcustodian.

                             MANAGEMENT OF THE FUND

    The management of the Fund, including general supervision of the duties performed by the Investment Manager under the Investment Management Agreement (as defined herein), is the responsibility of its Board of Directors. For certain information regarding the directors and officers of the Fund, see "Management of the Fund--Directors and Officers" in the SAI.

    While the Fund is a Maryland corporation, certain of its directors and officers are non-residents of the United States and have all, or a substantial part, of their assets located outside the United States. None of such directors or officers has authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon such directors or officers within the United States or effectively to enforce judgments of courts of the United States predicated upon civil liabilities of such directors or officers under the Federal securities laws of the United States. In addition, such civil remedies as are afforded by the Federal securities laws of the United States may not be enforceable in England, the residence of the non-U.S. resident directors and officers of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER

    Schroder Capital Management International Inc., a New York corporation with offices at 787 Seventh Avenue, New York, New York, serves as Investment Adviser to the Fund. The Investment Adviser is a wholly-owned indirect subsidiary of Schroders plc, the London Stock Exchange listed holding company of an investment banking and investment management group of companies that dates its origins to 1804. The Schroder Group has been managing international investment portfolios since the early years of this century. At December 31, 1995, the Schroder Group had over $100 billion under management for a wide range of investment companies and institutional clients in many nations. The investment management operations of the Schroder Group are located in 17 countries around the world, including seven in Asia.

    The Investment Adviser believes that one of its key strengths is its access to the Schroder Group's extensive network of research offices, many long established, in Tokyo, Hong Kong, Singapore, Seoul, Taipei, Jakarta and Kuala Lumpur, staffed by 38 investment professionals including 20 analysts, and a team of about seven Asian specialists in London.

    The Investment Adviser is registered under the Investment Advisers Act of 1940, as amended, and was established in 1980 to provide international investment advice to U.S. clients from its New York and London, England, offices. Together with its U.K. affiliate, Schroder Capital Management International Ltd., the Investment Adviser had over $15.9 billion under management at December 31, 1995, of which approximately $6 billion was invested in the Asian region.

    Laura Luckyn-Malone and Heather F. Crighton, with the assistance of an investment committee, are the individuals with primary responsibility for the portfolio management of the Fund. Laura Luckyn-Malone has been a senior vice president and director of the Investment Adviser since 1990 and a managing director of the Investment Adviser since 1995. Prior to joining the Schroder Group, Ms. Luckyn-Malone was a principal with Scudder, Stevens & Clark, Inc., which she joined in 1985. She has over 10 years of experience in managing client assets invested in Asian Countries. Heather F. Crighton has been a vice president of the Investment Adviser since 1993. Prior to joining the Schroder Group, Ms. Crighton was a fund manager at Mercantile and General Reinsurance Co., which she joined in 1988. She has over 8 years of experience in managing client assets invested in Asian Countries.

    The Investment Adviser's approach to selecting investments emphasizes fundamental company analysis (rather than broader industry or sector analyses). The Investment Adviser seeks to identify those markets or regions where, based on its assessment of future economic activity, it believes there is likely to be a favorable long-term business environment, and where a company's growth is less likely to be impeded by adverse macroeconomic or political factors. The Investment Adviser's stock selection then focuses on companies within these areas which it believes have a sustainable competitive advantage and whose growth potential is undervalued by investors. In selecting companies for investment, the Investment Adviser will consider historical growth rates and future growth prospects, management capability, the ability of the company to access capital, government regulation, market share, profit margins, competitive position in both domestic and export markets and other factors.

    Each year, the Schroder Group generally researches and screens for investment potential more than 1,500 companies in the Asian Countries. Of those companies, the Schroder Group's investment professionals further develop extensive management contacts, including on-site visits, with approximately 500 companies. The Investment Adviser's analysis includes small and medium-sized companies, as well as the better-known larger capitalization companies. The Investment Adviser believes that smaller companies are analyzed by fewer investors and are less likely than larger companies to be efficiently priced.

THE INVESTMENT ADVISORY AGREEMENT

    Under the Investment Advisory Agreement between the Fund and the Investment Adviser (the "Investment Advisory Agreement"), the Investment Adviser manages the Fund's assets in accordance with the Fund's stated investment objective, policies and restrictions and subject to the supervision of the Fund's Board of Directors, and makes investment decisions on behalf of the Fund, including the selection of, and placement of orders with, brokers, dealers and banks to execute portfolio transactions on behalf of the Fund.

    For its services, the Investment Adviser receives a monthly fee, payable in arrears in U.S. Dollars, at an annual rate of 1.00% of the Fund's average weekly net assets. This fee is higher than those paid by most other management investment companies, primarily because of the additional time and expense required of the Investment Adviser in pursuing the Fund's policy of investing in equity securities of Asian Companies. In addition, the operating expense ratio of the Fund, which includes the expenses of the Fund such as custodial, currency exchange and communication costs, can be expected to be higher than that of a fund investing primarily in securities of U.S. issuers. The Investment Adviser believes, however, that the Fund's investment advisory fee, as well as its overall expense ratio, are comparable to those of many management investment companies of comparable size that invest primarily in securities of Asian Companies or other emerging market issuers.

    The Fund will pay or cause to be paid all of its expenses, including: fees paid to the Investment Adviser and the Administrator; organization expenses (which include out-of-pocket expenses, but not overhead or employee costs, of the Investment Adviser); charges and expenses of any custodian, subcustodian or depositary appointed by the Fund for the safekeeping of its cash, securities or property and fees and expenses of any transfer agent, dividend paying agent and registrar for the Fund; charges and expenses of accounting and auditing; expenses and fees associated with registering and qualifying securities issued by the Fund for sale with the Commission and in various states and non-U.S. jurisdictions and expenses of preparing share certificates and other expenses in connection with the issuance, offering or underwriting of securities issued by the Fund, including stock exchange listing fees and freight insurance and other charges in connection with the shipment of the Fund's portfolio securities; expenses of stationery, preparing, printing and distributing reports, notices and dividends and other documents to the Fund's shareholders, including, without limitation, expenses of tender offers for and repurchases of securities issued by the Fund, to the extent not borne by the Fund's Administrator; interest on any indebtedness of the Fund; governmental fees and taxes of the Fund, including any stock transfer tax payable on a portfolio security of the Fund; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; costs of directors' and officers' insurance and fidelity bonds; compensation and expenses of the directors who are not interested persons of the Investment Adviser, including out-of-pocket travel expenses; costs and expenses incidental to holding meetings of the Board of Directors, or any committees thereof, or shareholders' meetings, including out-of-pocket travel expenses of directors and officers of the Fund who are directors, officers or employees of the Investment Adviser to the extent that such expenses relate to attendance at such meetings; fees for legal, auditing and consulting services and litigation expenses, including settlement or arbitration costs; dues and expenses incurred in connection with membership in investment company organizations and expenses relating to investor and public relations; and costs, expenses and fees incurred in connection with obtaining, maintaining, refinancing or repaying indebtedness.

THE ADMINISTRATOR

    Princeton Administrators L.P. (the "Administrator"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, has entered into an Administration Agreement with the Fund. The Administrator performs or arranges for the performance of the administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Fund, including maintaining certain of the books and records of the Fund, preparing certain reports and other documents required by U.S. Federal securities laws and regulations and providing the Fund with administrative office facilities.

    For its services, the Administrator receives a monthly fee, payable in arrears in U.S. Dollars, equal to the greater of (i) $150,000 per annum ($12,500 per month) and (ii) at the annual rate equal to 0.25% of the Fund's average weekly net assets. The Administrator is relieved of liability to the Fund for any act or omission in the course of its performance under the Administration Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Administration Agreement may be terminated by either party at any time on 90 days' written notice without payment of any penalty, and will terminate automatically in the event of its assignment.

            DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

    The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and any net long-term capital gains in excess of net short-term capital losses (including any capital loss carryover). Net investment income includes dividends, interest and any net short-term capital gains in excess of net long-term capital losses (including any capital loss carryover), net of expenses. See "Taxation--U.S. Federal Income Taxes."

    Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder that elects to do so will have all distributions (net of any applicable U.S. withholding tax) reinvested automatically in additional shares of the Fund by State Street Bank and Trust Company (the "Plan Agent") as agent under the Plan. All distributions to investors who do not participate in the Plan will be paid (net of any applicable U.S. withholding tax) by check mailed directly to the record holder (or, if the shares are held in street or other nominee name, then to such nominee), by State Street Bank and Trust Company, as dividend paying agent.

    The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares a dividend or capital gains distribution payable either in the Fund's shares or in cash, as shareholders may have elected, participants in the Plan will receive shares of the Fund, as outlined below. Whenever market price per share is equal to or exceeds net asset value as of the valuation date, participants will be issued shares of the Fund at a price per share equal to the greater of (a) the net asset value per share on that date or (b) 95% of the market price of the Fund's shares on that date. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the NYSE, the immediately preceding trading day. The Fund will not issue shares under the Plan at a price below net asset value. If net asset value exceeds the market price of Fund shares as of the valuation date, or if the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund.

    A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder's shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $2.50 fee plus brokerage commission.

    The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

    In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

    There is no charge by the Fund to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

    The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax that may be payable on such dividends or distributions. To the extent dividends and distributions are reinvested in additional shares issued by the Fund, participants should be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the valuation date, of the shares received (regardless of the net asset value of the shares on the valuation date), and should have a cost basis in such shares equal to such fair market value.

    Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid (i) subsequent to notice of the change sent to all shareholders of the Fund at least 90 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' prior written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200.

                                    TAXATION

    For a discussion of U.S. Federal income tax consequences to Record Date Shareholders with respect to the Offer, see "The Offer--U.S. Federal Income Tax Consequences of the Offer." For a discussion of certain other U.S. tax matters applicable to the Fund and its shareholders, see "Taxation" in the SAI. Shareholders should consult their tax advisers concerning their own particular situations, including the potential application of state, local and non-U.S. taxes to their ownership and disposition of shares of the Fund.

U.S. FEDERAL INCOME TAXES

    THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH BELOW IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. IN VIEW OF THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF BEING A SHAREHOLDER OF THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES THEREIN.

    The Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code for each taxable year, although no assurance can be given as to meeting the test for such status. The Fund intends to distribute to its shareholders each year all of its net investment income as computed for U.S. Federal income tax purposes. Such distributions will, in general, be taxable to shareholders. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. The Fund will inform shareholders of the amount and nature of distributions made by the Fund.

    The Board of Directors will determine each year whether to distribute any net long-term capital gains in excess of any net short-term capital losses (including in such losses any capital loss carryovers from prior years) as computed for U.S. Federal income tax purposes. The Fund presently expects to distribute such excess to its shareholders each year. As of October 31, 1995,
the Fund had net unrealized appreciation on its investments of $         and a
capital loss carryover of $32,064,584 (of which $    expires in     and
$        expires in     ).

    Dividend distributions paid out of the Fund's net investment income (including short-term capital gains) will be taxable to a U.S. shareholder as ordinary income, whether received in cash or reinvested in shares. Dividends paid by the Fund will not qualify for the deduction (currently 70%) for dividends received by corporations because the Fund's income is not expected to consist of dividends paid by U.S. corporations. Distributions of net long-term capital gains (i.e., capital gains from securities held for more than one year), if any, are taxable as long-term capital gains, whether received in cash or reinvested in shares, regardless of how long the shareholder has held the Fund's shares and are not eligible for the dividends-received deduction. Dividends of net investment income and distributions of net long-term capital gains paid by the Fund that (i) are declared in October, November or December, (ii) are payable to holders of record as of a date in such a month, and (iii) are paid during the following January, will be treated by shareholders as if received on December 31 of the calendar year in which declared.

    The Fund has adopted a Dividend Reinvestment Plan (the "Plan"). See "Dividends and Distributions; Dividend Reinvestment Plan." Shareholders reinvesting distributions in additional shares issued by the Fund through participation in the Plan should be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received (whether the fair market value is less than or greater than the net asset value of the shares on the distribution date), and should have a cost basis in such shares equal to such fair market value.

    The Fund will be subject to non-U.S. income taxes, including withholding taxes. The imposition of such taxes and the rates imposed are subject to change. The Fund expects to be eligible to elect, and will notify shareholders if it so elects, to "pass-through" to the Fund's shareholders the amount of such non-U.S. withholding taxes. If the Fund makes such an election, shareholders will be required to include in income their proportionate shares of such amount. U.S. shareholders may be entitled to claim a credit or deduction for all or a portion of such amount. However, non-U.S. shareholders may not be able to claim a credit or deduction with respect to such amount.

    The Fund may be required to withhold for U.S. Federal income tax purposes 31% of all distributions payable to shareholders (not otherwise exempt from such withholding) who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.

    See "Annual Tender Offers and Repurchases of Shares" in this Prospectus and "Management of the Fund--Additional Information Regarding Annual Tender Offers and Repurchases of Shares" in the SAI for a discussion of the U.S. Federal income tax consequences to shareholders of such offers and repurchases.

NON-U.S. TAXATION

    The Fund will be subject to taxes, including withholding taxes on income and capital gains, that are or may be imposed by certain of the Asian Countries. Such taxes will reduce the Fund's return on its investments. These taxes, to the extent treated as income taxes for U.S. Federal income tax purposes, may be deductible or creditable in whole or in part by U.S. shareholders of the Fund for such purposes if the Fund so elects when eligible. See "Taxation--U.S. Federal Income Taxes" above and "Taxation-- U.S. Federal Income Taxes--Non-U.S. Income Taxes" in the SAI.

                                  COMMON STOCK

    The authorized stock of the Fund is 100,000,000 shares of Common Stock
($0.01 par value). As of       , 1996, the Fund had outstanding 19,607,100
shares of Common Stock. To the best of the Fund's knowledge, no person owned beneficially more than 5% of its outstanding shares at such date. The currently outstanding shares are, and the Shares when issued in the Offer will be, fully paid and non-assessable and have conversion, preemptive or other subscription rights. Holders of shares are entitled to one vote per share on all matters to be voted upon by shareholders and are not able to cumulate their votes in the election of directors. Thus, holders of more than 50% of the shares voting for the election of directors have the power to elect 100% of the directors. Under the rules of the NYSE, the Fund is required to hold an annual meeting of
shareholders. [The Fund's next annual meeting will be held at           on
          , 1996. On           , 1996, the Fund filed a preliminary proxy
statement with the Commission. Shareholders of record as of         will be
entitled to vote on matters brought before the annual meeting.] All shares are equal as to assets, earnings and the receipt of dividends, if any, as may be declared by the Board of Directors out of funds available therefor. In the event of liquidation, dissolution or winding up of the Fund, each share is entitled to receive its proportion of the Fund's assets remaining after payment of all debts and expenses.

    Offerings of shares of the Fund require approval of the Fund's Board of Directors. Any such offerings would also be subject to the requirements of the 1940 Act, including the requirement that shares may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding voting securities. The Board of Directors of the Fund approved the Offer at a meeting held on
                 . For information regarding the approval of the Offer by the Board of Directors, see "The Offer--Purpose of the Offer."

    The Fund is a closed-end investment company, and as such its shareholders do not have the right to cause the Fund to redeem their shares. The Fund, however, may repurchase shares from time to time in the open market or in private transactions when it can do so at prices at or below the current net asset value per share on terms that represent a favorable investment opportunity. In addition, the Fund will, under certain circumstances, make annual tender offers for its shares commencing in the first quarter of 1997. See "Annual Tender Offers and Repurchases of Shares," including the discussion therein of the U.S. Federal income tax consequences to shareholders of such offers and repurchases.

    If the discount from net asset value at which the Fund's shares are traded is deemed substantial in light of then existing market conditions, the Board of Directors of the Fund may consider taking other actions designed to eliminate the discount, including periodic repurchases of shares in any existing secondary trading market for the shares or periodic repurchase offers made to all shareholders or amendments to the Fund's Articles of Incorporation to convert the Fund to an open-end investment company.

SPECIAL VOTING PROVISIONS

    The Fund has provisions in its Articles of Incorporation that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure, such as by converting the Fund into an open-end investment company. The Board of Directors is divided into three classes. At the annual meeting of stockholders each year, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. No director may be removed without cause by shareholders of the Fund.

    The vote of the holders of two-thirds of the shares of the Fund is required to authorize any of the following transactions:

        (i) merger or consolidation of the Fund with or into any other corporation, or the sale of substantially all of the Fund's assets to any other corporation;

        (ii) the dissolution of the Fund;

        (iii) any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets;

        (iv) any amendment to the Fund's Articles of Incorporation to make the Fund's shares a "redeemable security" (i.e., to cause the Fund to become an open-end investment company).

    Reference is made to the Articles of Incorporation and Bylaws of the Fund, on file with the Commission, for the full text of these provisions. See "Additional Information." These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements permitted under Maryland law and the 1940 Act, are in the best interests of shareholders generally.

    In addition, in the opinion of the Investment Adviser, these provisions offer several advantages. They may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

                 ANNUAL TENDER OFFERS AND REPURCHASES OF SHARES

    In recognition of the possibility that the Fund's shares might trade at a discount to net asset value, the Board of Directors of the Fund has determined that it would be in the best interests of shareholders of the Fund to take action to attempt to reduce or eliminate a market value discount from net asset value. To that end, the Board of Directors of the Fund has determined that annual tender offers for shares may help reduce any market discount that may develop. In this connection, during the first calendar quarter of each calendar year commencing in 1997, the Board of Directors of the Fund has committed to conduct a tender offer for shares on an annual basis. During the fourth quarter of the previous calendar year, the Board of Directors shall fix in advance a period of 12 consecutive calendar weeks beginning during such fourth calendar quarter and ending in the immediately following first quarter for the purpose of calculating the average trading price of the Fund's shares. In the event that the average of the closing prices of the shares of the Fund for the second to last trading day in each week during such 12-week period, on the principal securities exchange where listed, presents a discount of 3% or more from the average net asset value of the Fund as determined on the same days in the same period, a tender offer for the shares of the Fund will be conducted during such first calendar quarter. In addition, the Board may consider from time to time open market repurchases of the Fund's shares or converting the Fund into an open-end investment company. Prior to approving the Offer, the Board of Directors will consider the impact of the Offer on the discount of the Fund, and the possibility that the Offer may have the effect of increasing the discount. See "The Offer--Purpose of the Offer."

    Subject to the Fund's investment restrictions with respect to borrowings, the Fund may incur debt to finance tender offers and/or repurchases. See "Investment Restrictions" in the SAI. Interest on any such borrowings will reduce the Fund's net investment income, and any such borrowings are subject to special considerations.

    No assurance can be given that annual tender offers or repurchases of shares will reduce or eliminate any market discount from net asset value of the Fund's shares. The market price of the Fund's shares has varied, and the Fund expects such price will continue to vary from time to time from net asset value. Since the commencement of trading in the Fund's shares on December 22, 1993, the shares have usually traded at a discount from net asset value. See "Market and Net Asset Value Information." The market price of the Fund's shares will, among other things, be determined by the relative demand for and supply of shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the Fund's shares may be subject to tender offers at net asset value from time to time may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of the Investment Adviser, sellers may be less inclined to accept a significant discount if they have a reasonable expectation of being able to recover net asset value in conjunction with an annual tender offer.

    For additional information regarding the U.S. Federal income tax consequences to shareholders of tender offers and share repurchases, see "Management of the Fund--Additional Information Regarding Annual Tender Offers and Repurchases of Shares" in the SAI.

    Any tender offer made by the Fund for its shares will be at a price equal to the net asset value of the shares on a date subsequent to the Fund's receipt of all shares which shareholders choose to tender. During the pendency of any tender offer by the Fund, the Fund will calculate daily the net asset value of the shares and will establish procedures which will be specified in the tender offer documents, to enable shareholders to ascertain readily such net asset value. Each offer will be made and shareholders notified in accordance with the requirements of the 1934 Act and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder, including information for shareholders to consider in deciding whether to tender shares and detailed instructions on how to tender shares. When a tender offer is authorized to be made by the Fund's Board of Directors, a shareholder wishing to accept the offer will be required to tender all (but not less than all) of the shares owned by such shareholder (or attributed to him for U.S. Federal income tax purposes under Section 318 of the Code) unless the Fund has received a ruling from the Internal Revenue Service, or an opinion satisfactory to it, that a tender of less than all of a shareholder's shares will not cause certain adverse tax consequences with respect to non-tendering shareholders. There can be no assurance that the Fund will receive such a ruling or opinion.

    Although the Board of Directors believes that tender offers and share repurchases generally would have a favorable effect on the market price of the Fund's shares, the repurchase of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objective and policies and the Fund's portfolio, the Investment Adviser does not anticipate that tender offers and repurchases should have a materially adverse effect on the Fund's investment performance and does not anticipate any material difficulty in disposing of portfolio securities in order to consummate tender offers and share repurchases.

    Although the Board of Directors has committed to annual tender offers under the circumstances set forth above, it is the directors' announced policy, which may be changed by the directors, that the Fund cannot accept tenders or effect repurchases if, among other things, there is any event or condition which could have a material adverse effect on the Fund or its shareholders if shares were repurchased, or if the Board of Directors determines that effecting any such transaction would constitute a breach of the directors' fiduciary duties owed to the Fund or its shareholders.

    For additional information, including additional information regarding the circumstances under which the Fund will not accept tenders or effect repurchases, see "Management of the Fund--Annual Tender Offers and Repurchases of Shares" in the SAI.

                           DISTRIBUTION ARRANGEMENTS

    PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019, will act as Dealer Manager for the Offer. Under the terms and subject to the conditions contained in a Dealer Manager Agreement dated the date hereof, the Dealer Manager will provide financial advisory services and marketing assistance in connection with the Offer and will solicit the exercise of Rights by Record Date Shareholders. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for
financial advisory services equal to    % of the Subscription Price per Share
for Shares issued upon exercise of the Rights and pursuant to the Over-Subscription Privilege and to pay broker-dealers, including the Dealer Manager,
fees for their soliciting efforts (the "Solicitation Fees") of    % of the
Subscription Price per Share for each Share issued upon exercise of the Rights and pursuant to the Over-Subscription Privilege. Solicitation Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription Certificates or, if no broker-dealer is so designated, to the Dealer Manager.

    In addition, the Fund has agreed to reimburse the Dealer Manager up to
$         for its reasonable expenses incurred in connection with the Offer. The
Fund has agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act. Such indemnity is not available in instances involving the bad faith, willful misfeasance, or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under the Dealer Manager Agreement.

    The Fund has agreed not to offer or sell, or enter into any agreement to sell, any equity or equity related securities of the Fund or securities convertible into such securities for a period of 180 days after the date of the Dealer Manager Agreement without the prior consent of the Dealer Manager except for the Shares and Common Stock issued in reinvestment of dividends or distributions.

         CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

    The Chase Manhattan Bank, N.A., Global Custody Division, Chase MetroTech Center, Brooklyn, New York 11245, is the custodian of the Fund's assets. The custodian may employ subcustodians outside the United States approved by the Board of Directors in accordance with the provisions of the 1940 Act. State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02260-8200 is the transfer agent, dividend paying agent and registrar for the Fund.

                                    EXPERTS

    The financial statements included in the SAI have been audited by Coopers & Lybrand L.L.P., independent accountants, 1301 Avenue of the Americas, New York, New York, as indicated in their report with respect thereto, and have been included in reliance upon the authority of said firm as experts in giving said report.

                             VALIDITY OF THE SHARES

    The validity of the Shares offered hereby will be passed on for the Fund by Debevoise & Plimpton, New York, New York, and for the Dealer Manager by Skadden, Arps, Slate, Meagher & Flom, Chicago, Illinois.

                             ADDITIONAL INFORMATION

    The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and the Commission's regional offices at 7 World Trade Center, New York, New York 10048 and 14th Floor, 500 West Madison Street, Chicago, Illinois 60661. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The Fund's shares of Common Stock are listed on the NYSE and reports and other information concerning the Fund can be inspected at such exchange.

    The Registration Statement relating to the Shares has been filed by the Fund with the Commission. This Prospectus does not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund, the Offer and the Shares offered hereby, reference is made to the Registration Statement, of which this Prospectus and the SAI incorporated herein by reference constitute a part. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                                         PAGE
                                                                                         ----
Investment Restrictions...............................................................     2
Certain Investment Practices..........................................................     3
Management............................................................................     9
Net Asset Value.......................................................................    17
Taxation..............................................................................    18
Portfolio Transactions and Brokerage..................................................    24
Financial Statements..................................................................   F-1
Report of Independent Accountants.....................................................   F-2

                                                                         ANNEX A

                        ASIAN ECONOMIES & STOCK MARKETS

[TO BE UPDATED]

    The Asian continent covers approximately one-fifth of the earth's surface and is home to over half the world's population. The Fund's investment focus does not include the countries contained in the areas of Asia west of the Pakistan border and north of the continent's southernmost border of the former Soviet Union. The discussion below focuses on the 11 Asian Countries in which the Fund generally invests. Data on the United States appears for comparative purposes.

ASIAN ECONOMIES

  Background

    During the past 14 years, countries in the Asian region have experienced real economic growth rates exceeding those experienced by many Western industrialized countries. As Table 1 shows, all of the economies of the Asian Countries listed therein, except for that of the Philippines, grew faster than that of the United States. The fastest growing economy in Asia between 1980 and 1994 was China, with an average annual growth rate of 10.1%, followed by Korea, with an annual average growth rate of 8.9%. See "Certain Recent Developments in Korea, China and Hong Kong" below in this Annex A.

                                    TABLE 1
                                    REAL GDP

                                                                  AVERAGE REAL GDP
                                                                GROWTH FOR THE PERIOD     NOMINAL GDP
                                                                      1980-1994               1993
                                                                ---------------------    --------------
                                                                         (%)             (US$ BILLIONS)

China........................................................            10.1                   577
Hong Kong*...................................................             6.7                   105
India*.......................................................             5.2                   269
Indonesia....................................................             5.8                   139
Japan........................................................             3.5                 3,920
Korea........................................................             8.9                   338
Malaysia*....................................................             6.2                    60
Philippines..................................................             1.3                    55
Singapore....................................................             7.0                    56
Taiwan*......................................................             7.4                   222
Thailand*....................................................             8.0                   123
United States................................................             2.7                 6,378

------------

Source: World Bank: World Development Report 1995; International Monetary Fund, World Economic Outlook, October 1995.

* Source: Statistical Yearbook, 1994.

(a) China: GNP

    The Fund's Investment Adviser believes that existing economic conditions in the Asian region provide for high levels of economic activity in the long-term, offering the potential for long-term capital appreciation from investment in equity securities of Asian Companies. See generally, "Investment in Asia" in the Prospectus. Among these conditions, discussed in turn below, are the following:
(1) the increasing industrialization of Asian economies, (2) favorable demographics and competitive wage rates, (3) high rates of domestic savings available to fund investment, particularly in the area of infrastructure, (4) the ability to attract foreign direct investment, (5) the emergence of a regional trading zone and (6) rising per capita incomes available to support local markets for consumer goods.

  Industrialization of Asia

    The rapid ongoing shift from primary industries into industrial manufacturing has contributed to high rates of economic activity, as shown in Table 2. Between 1970 and 1993, there has been a significant shift in the percentage of GDP accounted for by the agricultural sector in these markets and a marked increase in output by the industrial sector, most markedly in Korea, Indonesia and Malaysia. In Japan and Hong Kong, the most developed economies in the region, there has been a transition away from industry in favor of the service sector which accounted for 57% and 79%, respectively, of 1993's GDP, a trend also followed in the United States. Generally in the Asian Countries there is still potential for further industrialization so as to reach the levels presently attained by the countries of the industrialized world. For example, as shown in Table 2, in China, India, Indonesia and the Philippines, agriculture accounted for an average of approximately 23% of GDP in 1993. Even though agricultural output accounts for a declining portion of overall GDP, over 40% of the world's total cereal production came from countries in the Asian region in 1992, including 85% of total rice production. Therefore, the incidence of monsoon and other weather-related conditions can have a significant positive or negative impact on the annual GDP of the region's agriculture-based economies.

                                    TABLE 2
                 BREAKDOWN OF GDP: PERCENTAGES FOR AGRICULTURE,
                             INDUSTRY AND SERVICES

                                                           AGRICULTURE
                                                               (%)         INDUSTRY (%)    SERVICES (%)
                                                           ------------    ------------    ------------
                                                           1970    1993    1970    1993    1970    1993
                                                           ----    ----    ----    ----    ----    ----
China...................................................    34      19      38      48      28      33
Hong Kong...............................................     2       0      36      21      62      79
India...................................................    45      31      22      27      33      41
Indonesia...............................................    45      19      19      39      36      42
Japan...................................................     6       2      47      41      47      57
Korea...................................................    26       7      29      43      46      50
Malaysia................................................    29      16      25      44      46      40
Philippines.............................................    30      22      32      33      39      45
Singapore...............................................     2       0      30      37      68      63
Taiwan..................................................    13       3      44      42      43      55
Thailand................................................    26      10      25      39      49      51
United States...........................................     3       1      54      44      43      55

------------

Sources: World Bank: World Development Report 1995; Asian Development Bank: Key Indicators of Developing Asian and Pacific Economies 1995; United States 1991 statistics: U.S. Department of Commerce, National Income and Product Accounts 1993; 1970 statistics: Aremos database.

  Favorable Demographics and Competitive Wages

    Based on favorable demographic statistics as to the Asian Countries relative to the United States and Western Europe and the existence in the region of low relative wage rates, the Investment Adviser believes that the competitive advantages of Asia, particularly access to a large pool of disciplined and low cost (and in East Asia, well educated) labor, will continue to lead to high levels of inward capital investment by companies based in the industrialized world. Moreover, the demographic profile of Asian Countries, as shown in Table 3 below, shows a plentiful potential supply of new labor force participants as indicated by the high percentage of the populations under 15 years of age. In this respect, India, Indonesia, Malaysia, the Philippines and Thailand are well positioned. The larger this percentage, the lower the likelihood of significant upward pressure on wage rates over the medium term, thus ensuring a continuation of the current, favorable cost structure these countries enjoy relative to the United States and Japan. In addition, these countries in particular need to maintain a sufficient level of overall economic activity in order to provide employment opportunities to new entrants. If this cannot be achieved, as in the case of the Philippines, the export of labor may occur. Direct investment and the establishment of labor intensive industries, such as textiles, have had a favorable impact on job creation in the Asian region. However direct investment may be deterred by the absence of basic infrastructure such as energy, telephone lines, ports, roads and railways, as has occurred in the Philippines with shortages of electricity.

                                    TABLE 3
                 DEMOGRAPHIC STRUCTURE OF ASIAN COUNTRIES: 1993

                                                                                             1995 AVERAGE
                                                      % OF          % OF          % OF       MANUFACTURING
                                                   POPULATION    POPULATION    POPULATION     HOURLY WAGE
                                                     UNDER         15-64         65 AND         COST IN
                                                    15 YEARS       YEARS         ABOVE          US$(B)
                                                   ----------    ----------    ----------    -------------
China...........................................       27            66             7             0.57
Hong Kong.......................................       21            66             9             4.89
India...........................................       36            56             4             0.35
Indonesia.......................................       36            59             4             0.75
Japan...........................................       18            69            12            23.42
Korea...........................................       25            70             4             6.25
Malaysia........................................       39            53             2             2.26
Philippines.....................................       39            54             2             0.90
Singapore.......................................       23            66             6             7.11
Taiwan(a).......................................       25            68             7             5.98
Thailand........................................       32            62             2             1.14
United States...................................       22            63            12            17.63

------------

Source: World Bank: World Development Report 1993. Based on latest census
(1991).

(a) Source: Statistical Yearbook, 1994.

(b) Source: Data Resources Inc.--McGraw Hill

  Savings and Infrastructure

    There is a need in the Asian Countries for substantial investment in infrastructure. As shown in Table 4, a low penetration rate of telephone lines per 1,000 population exists in each of China, India, Indonesia, Malaysia and Thailand. Asia has the means to overcome the deficiency in infrastructure given its high domestic savings rates, which are also shown in Table 4. A high rate of savings is generally associated with strong investment, rising productivity and faster GDP growth. Singapore, with savings equal to 47% of GDP, followed by China at 40% and Malaysia at 38% in particular compare favorably with the United States in this regard. The savings rates of India and the Philippines are the lowest in the region and, in the opinion of the Investment Adviser, will have to be raised if investment, and hence growth, is to accelerate in such countries. China is still in the process of developing a network of financial intermediaries capable of channeling available funds between savers and investors, the lack of which may constrain growth in the short term.

                                    TABLE 4
                           SAVINGS AND INFRASTRUCTURE

                                                                                          1992
                                                                                       TELEPHONE
                                                                           1993          LINES
                                                                        SAVINGS AS      PER 1000
                                                                        % OF GDP*     POPULATION**
                                                                        ----------    ------------
China................................................................       40               10
Hong Kong............................................................       31              485
India................................................................       24                8
Indonesia............................................................       31                8
Japan................................................................       33              464
Korea................................................................       35              357
Malaysia.............................................................       38              112
Philippines..........................................................       16               10
Singapore............................................................       47              415
Taiwan...............................................................       27            449(a)
Thailand.............................................................       36               31
United States........................................................       15              565

------------

* Source (except as hereinafter noted): World Bank: World Bank Development Report 1993.

(a) 1991 Data Source: Statistical Yearbook of ROC 1992.

  Ability to Attract Foreign Direct Investment

    Foreign direct investment has underpinned economic growth in the Asian region. With the rapid appreciation of the Yen since the end of 1985, Japanese investment flows have increased considerably. The Asian share of Japanese foreign direct investment is growing: Asia attracted 21% of Japanese outflows in the first half of 1994, up from 12% in 1989, a growing share of which is manufacturing. In 1991 the number of offshore Japanese manufacturing subsidiaries was higher in Asia (10,483) than in North America (5,272) and Europe (2,216).

                                    TABLE 5
               DIRECT INVESTMENT IN ASIA FROM THE U.S. AND JAPAN
                               (US$ IN MILLIONS)

                                                                                      1994
                                                                                     -------
From United States................................................................   $46,500
% of U.S. total...................................................................       7.7%
From Japan........................................................................   $76,216
% of Japanese total...............................................................      16.4%

------------

Sources: United States data: U.S. Department of Commerce--Survey of Current Business; Japan data: Ministry of Finance--June 1995 International Investment Statistics.

    The Investment Adviser believes that in addition to increasing the foreign supply of capital, direct foreign investment from Japan confers a number of benefits which enhance the long-term growth potential of a recipient country, including, but not limited to, (1) the mobilization of domestic savings for productive purposes in joint ventures between multinational corporations and local companies, (2) the improvement of local training and education as local employees are exposed to modern production techniques and established training methods, (3) the modernization of management and accounting, (4) a transfer of technology and (5) the promotion of exports.

  Trade and Exports

    Most of the countries in the Asian region have historically pursued the Japanese development model of export-led growth. This, together with the inflow of foreign manufacturing facilities, has led in general to strong export sector performances. During the 1980s, a significant proportion of Asian exports was shipped to the United States and Europe, which resulted in severe trade account imbalances. The appreciation of the Japanese Yen since the end of 1985, together with increasingly persistent attempts on the part of various U.S. administrations to lower Asian trade barriers, has resulted in a shift in the pattern of trade. Table 6 shows that in 1994, 48.0% of Asian exports went to Asian markets, while 51.2% of total Asian imports were from Asia. These trade figures suggest that Asia's importance as a market in its own right is growing.

    By way of comparison, in the seven years to 1992, exports from Japan to Asia (excluding India) grew by 17.8%, from Japan to the European Community by 17.3% and from Japan to the United States by 5.6%.

                                    TABLE 6
                      THE SHAPE OF INTRA-ASIAN TRADE, 1994
                               (US$ IN MILLIONS)

EXPORTS FROM:            TO:

                                          HONG
            JAPAN     KOREA    TAIWAN+    KONG    SINGAPORE   INDONESIA   MALAYSIA   PHILIPPINES   THAILAND    CHINA    INDIA
           -------   -------   -------   ------   ---------   ---------   --------   -----------   --------   -------   ------
Japan....    --      24,361    23,790    25,743     19,605       7,674     12,364        5,893      14,700     18,637   1,979
Korea....  13,523      --       2,732    8,015       4,152       2,540      1,652        1,212       1,835      6,293   1,160
Taiwan+... 10,179     1,800      --      13,885      3,936       1,316      5,063        1,270       2,560     14,034     268
Hong
Kong.....   5,436     2,415     3,688     --         4,214         921      1,156        1,868       1,291     49,639     522
Singapore...  5,766   2,532     3,894    8,383       --          1,793     19,029        1,577       5,355      2,098   1,231
Indonesia... 11,751   2,584     1,919    1,150       1,793       --           856          362         406      1,445     213
Malaysia...  7,010    1,646     1,754    2,715      12,167         715      --             611       2,216      1,933     527
Philippines...  2,020    291      452      651         707          72        221       --             167        164      13
Thailand...  7,524      653       969    2,211       4,037         277      2,107          211       --           914     166
China....  21,490     4,376     2,242    32,366      2,563       1,052      2,118          476       1,159      --        572
India....   2,925       396       284    1,349         459         230        305           91         409        235    --
Imports
from
Asia.....  98,036    41,660    41,724    24,780     60,903      13,940     34,509       12,267      31,544     65,174   5,585
Total
Imports... 275,235   102,348   85,359    61,770    102,670      30,500     59,581       22,531      54,324    114,563   20,762
Asia/World
 Total
(%)......    35.6      40.7      48.9     77.1        59.3        45.7       57.9         54.4        58.0       56.9    20.9

                                       ASIA/
                                       WORLD
             EXPORTS       TOTAL       TOTAL
            TO ASIA**     EXPORTS        %
           -----------   ---------   ----------
Japan....     158,396     397,005          39.9
Korea....      44,414      96,013          46.3
Taiwan+..      52,361      93,056          56.0
Hong
Kong.....      77,483     151,395          51.2
Singapore      55,578      96,826          57.4
Indonesia      21,323      40,054          53.2
Malaysia.      32,973      58,756          56.1
Philippin       5,067      13,342          40.0
Thailand.      19,674      41,757          47.1
China....      70,122     119,816          58.5
India....       6,880      25,057          27.5
              544,271    1,133,077   48.0347761
Imports
from
Asia.....     530,127
Total
Imports..   1,035,643
Asia/Worl
 Total
(%)......  51.18819902

Sources: IMF Directory of Trade Statistics 1995; Taiwan: Industry of Free China November 1995. The Economist Intelligence Unit Country Report.

+Taiwan Export data based on import statistics of trading partners. 1993 data has been used where 1994 is not available.

  Rising Per Capita Incomes

    Overall economic activity in the Asian region has been supported by a rising trend in per capita GDP. This trend is highly significant in light of the fact that the Asian region contains three of the world's four most populous nations, China (1.16 billion), India (876 million) and Indonesia (183 million). Consequently, in the Investment Adviser's opinion, the prospects for the establishment of substantial local markets for a wide range of consumer products, both imported and locally manufactured, are attractive.

    Table 7 shows 1993 per capita GDP and the potential for catch-up by the poorer Asian Countries, such as China, India, Indonesia, the Philippines and Thailand. Although China was the fastest growing economy in the region in 1992, the Investment Adviser believes that on a per capita GDP basis there remains great potential for future growth.

                                    TABLE 7
                                 GDP PER CAPITA
                                    (U.S.$)

                                                                      1993
                                                                     ------
China.............................................................      490
Hong Kong.........................................................   18,060
India.............................................................      300
Indonesia.........................................................      740
Japan.............................................................   31,490
Korea.............................................................    7,660
Malaysia..........................................................    3,140
Philippines.......................................................      850
Singapore.........................................................   19,850
Taiwan (a)........................................................   10,667
Thailand..........................................................    2,100
United States.....................................................   24,740

------------

Source: World Bank: World Development Report 1995

(a)     Source: 1980: Statistical Yearbook of ROC 1994.

  Certain Recent Developments in Korea, China and Hong Kong

    Korea. Although, in general, all the necessary conditions for continuing growth exist throughout the Asian region, it is possible that those economies that experienced the fastest growth in GDP (as shown in Table 1 above) may not continue to expand at such a strong pace in the future. For example, in the Investment Adviser's opinion, Korea is unlikely to experience such high rates of economic activity in the future. In 1992, the growth rate slowed to 4.7% as a result of an austerity program implemented during 1991 to combat a deteriorating trade account and rising inflation. This followed on a surge of domestic construction spending, the purpose of which was to offset the slowing trend of Korean exports from 1989 onwards. The competitiveness of the Korean export sector had been affected by a substantial increase in wage rates coinciding with Korea's shift toward a more democratic form of government and the concomitant relaxation of trade union and press controls. Moreover, the establishment of lower cost production bases, such as China, is providing intensifying competition. By the end of 1992, interest rates had declined from a peak of 19% as of the third quarter of 1991 to 13.8%. Inflation had fallen from 9.3% in 1991 to 4.5% in 1992, and the current account deficit had narrowed from $8.73 billion to $4.5 billion over the same period. A tentative sign of rising consumer confidence was evident in a pick-up in retail sales in May 1993. These factors, together with the significant benefit brought to Korean exporters by the appreciation of the Japanese Yen in 1993, lead the Investment Adviser to believe that the Korean economy is unlikely to slow further in the near term.

    China. In 1978 China's then Premier, Deng Xiaoping, initiated an open door policy which allowed for the establishment of special economic zones and the acceptance of foreign direct investment. As a result, there has been a move toward a more market oriented Chinese economy. This has included a shift by non-state enterprises into China's industrial sector. As a result, by the end of 1992, the share of the state sector in total production had steadily declined from a peak of 90% in the 1960s to less than 50%. This reform program has accelerated over the past two years, with the decontrol of most consumer prices. This policy resulted in inflation rates rising to approximately a 17% annual rate by the first quarter of 1993, and a run-down of China's exchange reserves from $45 billion at the beginning of 1992 to $21 billion at year-end. In June 1993, a partial relaxation of currency controls was effected, which resulted in an immediate devaluation of the Yuan Renminbi (Rmb) on the Shanghai swap market from approximately Rmb 5 per Dollar to Rmb 10 per Dollar. The rate has since recovered slightly to approximately Rmb 9 to the Dollar. In August 1993, in the light of further elements of overheating, an austerity program was announced by Vice Premier Zhu Rongji, head of the People's Bank of China, which included the calling in of bank loans and increases in interest rates by 250 basis points between June and September 1993. It is uncertain if this program is being strictly enforced, and whether it will be effective in cooling down the Chinese economy. The Investment Adviser believes, however, that it is unlikely that in the long term the reform process in China will be affected, although, in the short-term, there could be a breakdown of consensus within the Chinese ruling party concerning the pace of reform.

    Hong Kong. Hong Kong's economy is the most likely to be affected by reform in China. Shenzhen, one of the earliest and most successful economic zones in China, is located close to the Hong Kong/Chinese border. Hong Kong companies have set up a broad range of manufacturing facilities in Southern China and Hong Kong provides an array of services to Southern China, including finance, telecommunications, energy and management knowhow. Between 1979 and 1992 Hong Kong accounted for almost 60% of direct foreign investment into China. In 1992 Hong Kong's real growth accelerated to 5%, the fastest rate since 1988, led by the boom in the neighboring Chinese provinces. Consequently Hong Kong's inflation rate rose to 7.9% by September 1993. Although the Hong Kong Dollar has been pegged to the U.S. Dollar at a rate of HK$7.8 to US$1.00 since October 1983, it is possible, in the Investment Adviser's opinion, that if the Chinese economy were slow to respond to the recent tightening in economic policy, a revaluation of this fixed exchange rate could occur. Such a measure would raise export prices and dampen export sales while lowering the prices of imports. Given the size of the combined trade deficit that exists between the United States, China and Hong Kong, which was in excess of $19 billion in 1992, it is unlikely that the United States would oppose such a move.

ASIAN SECURITIES MARKETS

  Historical Development

    There has been no set pattern to the historical developments of the stock markets in the region. Some stock exchanges, such as that in Bombay, India, have been operating since as early as 1875, while the Shenzhen Exchange in China, the most recently established, has operated only since 1991. Additionally, for a wide variety of historical and/or ideological reasons foreign ownership restrictions have at some time been imposed over most stock exchanges in the region. The discussion below highlights those Asian Countries where foreign investment remains restricted.

                       DEVELOPMENT OF ASIAN STOCK MARKETS
                                   1984--1993

                                                                                                 MARKET CAP
                                                         ANNUAL TRADING         NUMBER OF         DEC. 31,
                                                             VALUE               LISTED             U.S.$
                                                         U.S.$ MILLIONS         COMPANIES         BILLIONS
                                                       ------------------    ---------------    -------------
EXCHANGE                            LOCAL INDEX         1984       1993      1984      1993     1984    1993
------------------------------   ------------------    -------    -------    -----    ------    ----    -----
China.........................   N/A                               43,395      N/A       183    N/A        40
Hong Kong.....................   Hang Seng               6,243    131,550      N/A       450     23       385
India.........................   SE Bombay Index         3,916     21,879    3,882     6,800      6        98
Indonesia.....................   JSE Composite               2      9,158       24       174    0.1        33
Japan.........................   Topix                 286,182    954,391    1,802     2,155    667     3,000
Korea.........................   KOSPI                   3,869    211,710      336       693              139
Malaysia......................   KLSE Composite          2,226    153,661      217       410     19       220
Philippines...................   ManilaCom/IndIndex        125      6,785      149       180      8        40
Singapore.....................   DDS 50                  3,849     81,623      121       178     12       133
Taiwan........................   TSE                     8,194    346,487      123       285     10       195
Thailand......................   SET                       434     86,934       96       347      2       130

------------

Sources: Emerging Stock Markets Factbook 1994; International Finance Corp.

    Up until 1987, investment in Indonesia was effectively closed to foreigners; Korea has opened up 15% of equity ownership to foreigners by 1995; Taiwan offers limited access to foreign investors; and India has authorized direct access for approved international institutional investors in 1995. Many companies in China, India, Indonesia, Korea, Malaysia, the Philippines, Singapore and Thailand have foreign investment restrictions which can result in foreign owned stock trading at a substantial premium or discount to locally-owned shares. Average daily volume can be much lower in these markets than a typical day's trading volume in the United States, particularly in the small and medium capitalization sectors of the less well developed stock markets. In some of these markets, for example, Hong Kong, Taiwan and Thailand, retail trading is comparatively more active and institutional investment accounts for a lower proportion of total trading. A large volume of retail trading can result in more volatile stock markets, although some markets have daily price fluctuation limits.

    Foreign investment restrictions may in the future be subject to change. For example, the Council of Ministers in Thailand has approved the establishment of mutual fund management companies, to be called "Thai Trust Funds," managed by the Stock Exchange of Thailand. Thai Trust Funds, expected to be implemented by the end of 1996, would permit unlimited foreign shareholding of Thai securities, subject to restrictions on voting. In addition, it is expected that Korea will increase the percentage of stock of a Korean issuer that may be owned by foreigners. Such changes could have the effect of reducing or eliminating the premium at which many foreign owned stocks presently trade. This could have an adverse affect on the Fund if it had previously purchased such stocks at a premium.

    Since the mid 1980s, however, stock market development throughout the region, both with respect to daily trading volume and the number of securities traded, has gained momentum. In terms of market capitalization, after Japan, Hong Kong is the largest stock market in Asia, capitalized at US$385 billion as of December 1993, followed by Malaysia at US$220 billion. Over the period from 1984 to 1993, Indonesia has seen a 625% expansion in the number of listed companies, coupled with an increase in market capitalization from $85 million to $33 billion. The number of listed companies in Korea,

Taiwan and Thailand increased 106%, 132% and 261%, respectively, over the same period, while annual stock exchange turnover in these markets rose dramatically.

                           ASIAN STOCK MARKET RETURNS

                                                                              STOCK
                                                   AVERAGE ANNUAL         MARKET RETURNS
                                                 STOCK MARKET RETURN    (LOCAL CURRENCY %)
                                                 (LOCAL CURRENCY %)       1 MONTH TO END
                                                      1990-1995            JANUARY 1996
                                                 -------------------    ------------------
China.........................................            N/A                   N/A
Hong Kong.....................................           25.3                  12.9
India.........................................           25.4(a)               (6.3)
Indonesia.....................................            0.2                  13.4
Japan.........................................           (0.7)                  2.3
Korea.........................................            6.2                  (1.2)
Malaysia......................................           13.9                   4.5
Philippines...................................           33.9                   9.9
Singapore.....................................           13.8                   5.7
Taiwan........................................            5.3                  (6.6)
Thailand......................................           20.7                   9.8
United States.................................           11.6                   3.5

------------

Source: MSCI Price Indices.

(a) Source: F.E. Bombay Index, Emerging Stock Markets Factbook

    With the exception of Japan, the Asian stock markets have seen positive returns over the past five calendar years, although such returns cannot be assured in the future. These markets in general do not move together. For example, during the period 1990 to 1995, the best performing market was the Philippines and the worst was Japan, while for the first two months of 1996 the best performing market was Indonesia and the worst was Taiwan. The stock markets in most of the Asian Countries are at high levels which may not persist. Accordingly, to the extent that the Fund purchases securities at present levels in these and other high performing Asian stock markets, there may be a greater risk that the value of such securities may decline.

                            CURRENCY EXCHANGE RATES
                       (FOREIGN CURRENCY PER U.S. DOLLAR)
                                 END OF PERIOD

           CHINA    HONG KONG   INDIA    INDONESIA   JAPAN   KOREA   MALAYSIA   PAKISTAN   PHILIPPINES   SINGAPORE   SRI LANKA
            RMB        HK$        RS      RUPIAH       Y       W        RM        PRS           P           S$         SLRS
           ------   ---------   ------   ---------   -----   -----   --------   --------   -----------   ---------   ---------
1985.....  3.2015     7.811     12.166      1125     200.5   890.2    2.4265      15.98       19.032       2.1050      27.408
1986.....  3.7221     7.790     13.122      1641     159.1   861.4    2.6030      17.25       20.530       2.1750      28.520
1987.....  3.7221     7.760     12.877      1650     123.5   792.3    2.4928      17.45       20.800       1.9985      30.763
1988.....  3.7221     7.806     14.949      1731     125.9   684.1    2.7153      18.65       21.335       1.9462      33.033
1989.....  4.7221     7.807     17.035      1797     143.5   679.6    2.7033      21.42       22.440       1.8944      40.000
1990.....  5.2221     7.801     18.073      1901     134.4   716.4    2.7015      21.90       28.000       1.7445      40.240
1991.....  5.4342     7.781     25.834      1992     125.2   760.8    2.7240      24.72       26.650       1.6305      42.580
1992.....  5.7518     7.741     26.200      2062     124.8   788.4    2.6120      25.70       25.096       1.6449      46.000
1993.....  5.8000     7.726     31.380      2100     111.9   808.1    2.7015      30.120      27.699       1.6080      49.562
1994.....  8.4462     7.737     31.380      2200      98.7   788.7    2.5600      38.800      24.418       1.4607      49.980
1995.....  8.3179     7.7333    35.055      2289     102.9   775.72   2.6413      34.216      26.235       1.4148      53.498

           TAIWAN   THAILAND
            NT$        B
           ------   --------
1985.....  39.850     26.65
1986.....  35.500     26.13
1987.....  28.550     25.07
1988.....  28.170     25.24
1989.....  26.160     25.69
1990.....  27.108     25.29
1991.....  25.748     25.28
1992.....  25.403     25.52
1993.....  26.626     28.54
1994.....  26.240     25.09
1995.....  27.286     25.19

Sources: International Monetary Fund, International Financial Statistics, November 1995; The Wall Street Journal, December 30, 1995.

-------------------------------------------
-------------------------------------------
-------------------------------------------
-------------------------------------------

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT ADVISER OR THE DEALER MANAGER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE SHARES OFFERED BY THE PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR AN OFFER TO BUY THE SHARES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH AN OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.
                              -------------------

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
Expense Information....................    3
Financial Highlights...................    4
The Offer..............................    5
The Fund...............................   14
Use of Proceeds........................   15
Market and Net Asset Value
Information............................   15
Investment Objective and Policies......   16
Additional Investment Practices........   19
Investment in Asia.....................   21
Risk Factors and Special
Considerations.........................   23
Management of the Fund.................   31
Investment Advisory and Other
Services...............................   31
Dividends and Distributions; Dividend
Reinvestment Plan......................   34
Taxation...............................   35
Common Stock...........................   37
Annual Tender Offers and Repurchases of
Shares.................................   39
Distribution Arrangements..............   41
Custodian, Transfer Agent, Dividend
  Paying Agent and Registrar...........   41
Experts................................   42
Validity of the Shares.................   42
Additional Information.................   42
Table of Contents of Statement of
  Additional Information...............   43
Asian Economies and Stock Markets......  A-1

                        SCHRODER ASIAN GROWTH FUND, INC.

                             SHARES OF COMMON STOCK
                        ISSUABLE UPON EXERCISE OF RIGHTS
                          TO SUBSCRIBE FOR SUCH SHARES
                                     [LOGO]

                                ---------------
                                   PROSPECTUS
                                ---------------
                            PAINEWEBBER INCORPORATED

                                     , 1996

-------------------------------------------
-------------------------------------------
-------------------------------------------
-------------------------------------------

                        SCHRODER ASIAN GROWTH FUND, INC.
                              -------------------

                      STATEMENT OF ADDITIONAL INFORMATION

    This Statement of Additional Information ("SAI") is not a prospectus and
should be read in conjunction with the Prospectus, dated            , 1996 (the
"Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing shares of the Fund and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling the Fund's Information
Agent,             at (800)         or collect at             . This SAI
incorporates by reference the entire Prospectus. Capitalized terms used herein without other definition shall have the same meaning as provided in the
Prospectus. The date of this SAI is            , 1996.

                              -------------------

                               TABLE OF CONTENTS

                                                                                         PAGE
                                                                                         ----
Investment Restrictions...............................................................     2
Certain Investment Practices..........................................................
Management of the Fund................................................................
Net Asset Value.......................................................................
Taxation..............................................................................
Portfolio Transactions and Brokerage..................................................
Financial Statements..................................................................   F-1
Report of Independent Accountants.....................................................    F-

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies of Schroder Asian Growth Fund, Inc. (the "Fund") that may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (as defined in the Prospectus). Other than for purposes of the restriction contained in paragraph (2) below, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction. Also, if the Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in paragraph (1) below, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights. As a matter of fundamental policy, the Fund may not:

        (1) purchase any securities which would cause 25% or more of the value of its total assets, taken at market value at the time of such purchase, to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this restriction, a foreign government is deemed to be an "industry";

        (2) issue senior securities or borrow money, except that the Fund may borrow (a) up to 5% of its total assets (including the amount borrowed) for temporary or emergency purposes (including for clearance of transactions or payment of dividends) and (b) up to 33 1/3% of its total assets (including the amount borrowed) in connection with the repurchase of Shares or tender offers; provided, however, that the Fund's obligations under when-issued and delayed delivery transactions and similar transactions are not treated as senior securities if covering assets are appropriately segregated, and the use of Hedging shall not be deemed to involve the issuance of a "senior security" or a "borrowing." The Fund's obligations under interest rate, currency and equity swaps are not treated as senior securities if covering assets are appropriately segregated;

        (3) purchase or sell commodities or commodity contracts, including futures contracts and options thereon, except that the Fund may engage in Hedging as described in the Prospectus and this SAI;

        (4) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objective and policies, (b) enter into repurchase agreements with respect to portfolio securities, and (c) make loans of portfolio securities, as described under "Additional Investment Practices--Loans of Portfolio Securities" in the Prospectus;

        (5) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter;

        (6) purchase real estate, real estate mortgage loans or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

        (7) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions and for Hedging purposes and margin deposits in connection with transactions in futures contracts, options on futures contracts, options on securities and securities indices, and currency transactions);

        (8) make short sales of securities or maintain a short position; or

        (9) invest for the purpose of exercising control over management of any company.

                          CERTAIN INVESTMENT PRACTICES

    A detailed discussion of the Hedging (as defined below) that may be done by the Investment Manager on behalf of the Fund follows below. The Fund will not be obligated, however, to do any Hedging and makes no representation as to the availability of these techniques at this time or at any time in the future. "Hedging," as used in this SAI, refers to entering into interest rate, currency or stock index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter ("OTC") put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, collars, entering into equity swaps, caps, floors or trading in other types of derivatives.

    The Fund's ability to pursue certain of these strategies may be limited by the U.S. Commodity Exchange Act, as amended, applicable regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the Federal income tax requirements applicable to regulated investment companies.

PUT AND CALL OPTIONS ON SECURITIES AND INDICES

    The Fund may purchase and sell put and call options on debt and equity securities and indices based upon the prices of debt or equity securities. A put option on a security gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Fund may also purchase and sell options on indices based upon the prices of debt or equity securities ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less in the case of a put, than the exercise price of the option. The purchase of a put option on a security would be designed to protect against a substantial decline in the market value of a security held by the Fund. A call option on a security gives the purchaser of the option the right to buy and the writer the obligation to sell the underlying security at the exercise price during the option period. The purchase of a call option on a security would be intended to protect the Fund against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions. When the Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Fund receives for writing the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty to such contract. Listed options are issued by the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options.

    All such call options sold (written) by the Fund will be "covered" as long as the call is outstanding (i.e., the Fund will own the instrument subject to the call or other securities or assets acceptable under applicable segregation and coverage rules). All such put options sold (written) by the Fund will be secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price.

    The Fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent upon the existence of a liquid secondary market. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Fund must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

    The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    Characteristics. The Fund may purchase and sell futures contracts on interest rates and indices of debt and equity securities and purchase and sell (write) put and call options on such futures contracts traded on recognized domestic exchanges as a hedge against anticipated interest rate changes or movements in equity markets. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

    Margin Requirements. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the instruments underlying the contract. In certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased in the future pursuant to regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

    Limitations on Use of Futures Contracts and Options on Futures
Contracts. The Fund's use of futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular, the rules and regulations of the CFTC.

    The Fund will not engage in transactions in futures contracts or options thereon for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities in its portfolio; provided, however, that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio; provided, further, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash or cash equivalents will be maintained and marked to market in an amount equal to the market value of the contract. The Investment Adviser reserves the right to comply with such different standards as may be established from time to time by CFTC rules and regulations with respect to the purchase and sale of futures contracts and options thereon.

CURRENCY TRANSACTIONS

    The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange listed currency futures contracts, exchange listed and OTC options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with counterparties that have received (or the guarantors of the obligations of that have received) a credit rating of P-1 or A-1 by Moody's or S&P, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Investment Adviser.

    The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in the Fund's portfolio that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

    The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

    Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

INTEREST RATE TRANSACTIONS

    The Fund may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to manage the duration of its portfolio or to protect against any increase in the price of the securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors that it does not own.

    The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment date. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

EQUITY SWAPS AND RELATED TRANSACTIONS

    The Fund may enter into equity swaps and may purchase or sell equity caps and floors. The Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, or to protect against any increase in the price of the securities the Fund anticipates purchasing at a later date. The Fund will not sell equity caps or floors that it does not own. The Fund may enter into equity swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities, and will usually enter into equity swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment date. The Fund will not enter into any equity swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

RISKS OF HEDGING

    Hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of Hedging could result in losses greater than if such investment strategies had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at an inopportune time or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging purposes should tend to minimize the risk of loss due to a decline in the value of the hedged position at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is united to the cost of the initial premium and transaction costs. Losses resulting from Hedging will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if the Hedging had not been used.

    When conducted outside the United States, Hedging may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

SEGREGATION AND COVER REQUIREMENTS

    Much of the Hedging which may be entered into by the Fund is subject to segregation and coverage requirements established by either the CFTC or the SEC, with the result that, if the Fund does not hold the instrument underlying the futures contract or option, the Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Fund's obligations with respect to such instruments. Such amounts will fluctuate as the market value of the obligations increases or decreases. The segregation requirement can result in the Fund maintaining positions it would otherwise liquidate and consequently segregating assets with respect thereto at a time when it might be disadvantageous to do so. In addition, with respect to futures contracts purchased by the Fund, the Fund will also be subject to the segregation requirements with respect to the value of the instruments underlying the futures contract.

OTHER LIMITATIONS

    The degree of the Fund's use of Hedging may be limited by certain provisions of the Code. See "Taxation--United States Federal Income Taxes--Foreign Exchange-Related Transactions; Hedging Transactions" below in this SAI.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

    The names and addresses of the individuals who serve as directors and officers of the Fund are set forth below, together with their positions and their principal occupations during the past five years and, in the case of the directors, their positions with certain other organizations and publicly-held companies. The Board of Directors is divided into three classes, each director serving for a term of three years.

  NAME, AGE, ADDRESS     POSITIONS HELD WITH               PRINCIPAL OCCUPATIONS
      AND CLASS                THE FUND                    DURING PAST FIVE YEARS
----------------------  ----------------------  --------------------------------------------

Peter E. Guernsey, 74   Director                Since 1982, Director, Schroder Capital
  45 East 72nd Street                           Funds, Inc. (mutual fund); since 1986,
  Apartment 10A                                 insurance consultant; prior thereto, Senior
  New York, NY 10021                            Vice President, Marsh & McLennan, Inc.
  +, I                                          (insurance brokers).

John I. Howell, 79      Director                Since 1988, Director, Schroder Capital
  47 Mayfair Lane                               Funds, Inc. (mutual fund); Director,
  Greenwich, CT 06831                           American I n ternational Group; Director,
  +, II                                         American International Life Assurance
                                                Company of New York; private consultant
                                                since 1987.

Laura E. Luckyn-        President and Director  President of the Fund; Senior Vice President
  Malone*, 43                                   and Managing Director, Schroder Capital
  III, (1), (2)                                 Management International Inc. and Schroder
                                                Capital Management International Ltd.
                                                (investment advisers); President, Schroder
                                                Capital Funds (Delaware); President, WSIS
                                                Series Trust, Inc.; President, Director and
                                                Chairman, Schroder Fund Advisors Inc.
                                                (broker-dealer).

William L. Means, 59    Director                1983-1994, Chief Investment Officer, Alaska
  P.O. Box 20277                                Permanent Fund Corporation; 1973-1983,
  Juneau, AK 99802                              Investment Officer, State of Alaska,
  +, III                                        Department of Revenue, Treasury Division;
                                                1960-1973, Security Pacific National Bank.

David M. Salisbury*,    Vice Chairman and       Vice Chairman of the Fund; Chief Executive
  44                    Director                and Director, Schroder Capital Management
  II, (1), (3)                                  International Inc. and Schroder Capital
                                                Management International Ltd.; Director and
                                                Joint Chief Executive, Schroder Investment
                                                Management Ltd. (investment adviser);
                                                Director, Dimensional Fund Advisers Inc.
                                                (investment adviser) and DFA Securities Inc.
                                                (broker-dealer); 1989-1992, Chairman and
                                                Director, Schroder Capital Distributors
                                                Inc.; 1984-1991, Director, Schroder Capital
                                                Funds, Inc.

  NAME, AGE, ADDRESS     POSITIONS HELD WITH               PRINCIPAL OCCUPATIONS
      AND CLASS                THE FUND                    DURING PAST FIVE YEARS
----------------------  ----------------------  --------------------------------------------
I. Peter Sedgwick*, 60  Chairman and Director   Chairman of the Fund; since 1995, Vice
  I, (1), (3)                                   Chairman, Schroders plc; Chairman and
                                                Director, Schroder Capital Management
                                                International Inc. and Schroder Capital
                                                Management International Ltd.; Director,
                                                Schroder Investment Management Ltd. (Chief
                                                Executive 1985-1994); Director, The
                                                Equitable Life Assurance Society, Wertheim
                                                Schroder & Co. Inc. (broker-dealer), Church,
                                                Charity & Local Authority Fund Managers,
                                                Schroder Personal Financial Management
                                                Limited (investment advisers); Director,
                                                various offshore investment funds for which
                                                an affiliate of Schroders plc serves as
                                                investment manager.

Madelon DeVoe Talley,   Director                Since 1986, Vice Chairman, W.P. Carey & Co.
  64                                            (asset manager); since 1987, Board Member
  876 Park Avenue                               and Trustee, Smith Barney, Shearson Equity
  New York, NY 10028                            Funds, Income Funds, Trak Fund and Advisor
  +, III                                        Fund (mutual funds); since 1990, Director,
                                                Global Asset Management Funds, Inc. (mutual
                                                fund); since 1993, Director, Alliance
                                                Capital Management L.P. (investment
                                                adviser); Director, Biocraft Laboratories
                                                (generic drugs), marketing consultant, Three
                                                Cities Research (venture capital); since
                                                1994, Director, Laidlaw Covenant Fund
                                                (mutual fund); 1988-1993, Trustee, New York
                                                State Teachers Retirement System.

Heather F. Crighton     Vice President          Since 1993, Vice President, Schroder Capital
  (3)                                           Management International Inc. and Schroder
                                                Capital Management International Ltd.; 1989-
                                                1993, Portfolio Manager, Mercantile and
                                                General Reinsurance Co.

Margaret H.             Secretary               Secretary, First Vice President and General
  Douglas-Hamilton, 54                          Counsel, Schroders Incorporated; Secretary,
  (2)                                           Schroder Capital Management International
                                                Inc., Schroder Capital Distributors Inc.,
                                                Schroder Capital Funds, Inc., Schroder
                                                Structured Investments Inc., Schroder
                                                Venture Managers Inc; prior thereto, partner
                                                of Sullivan & Worcester, a law firm.

  NAME, AGE, ADDRESS     POSITIONS HELD WITH               PRINCIPAL OCCUPATIONS
      AND CLASS                THE FUND                    DURING PAST FIVE YEARS
----------------------  ----------------------  --------------------------------------------
Robert Jackowitz,       Treasurer               Comptroller, Schroder Capital Management
  (2)                                           International Inc.; Vice President and
                                                Treasurer, Schroder Venture Managers Inc.;
                                                Treasurer, Schroders Incorporated, Schroder
                                                Capital Funds, Inc.; Treasurer and Director,
                                                Schroder Capital Distributors Inc.
                                                (President 1992-1994)

Mark J. Smith, 34       Vice President          First Vice President and Director, Schroder
  (3)                                           Capital Management International Inc. and
                                                Schroder Capital Management International
                                                Ltd.; Vice President and Director, Schroder
                                                Capital Distributors Inc. and Schroder
                                                Capital Funds (Delaware)

------------

* "Interested person," as defined by Section 2(a)(19) of the Investment Company Act of 1940, of the Fund.

+ Member of the Audit Committee and the Nominating Committee of the Board of Directors.

I Class I director, elected to serve until 1996 annual meeting of stockholders.

II Class II director, elected to serve until 1997 annual meeting of stockholders.

III Class III director, elected to serve until 1998 annual meeting of stockholders.

(1) Director, officer, employee or stockholder of Schroder Capital Management International Inc.

(2) Address: Schroder Capital Management International Inc., 787 Seventh Avenue, New York, New York 10019

(3) Address: Schroder Capital Management International Inc., 33 Gutter Lane, London, England EC2V 8AS

    At the Record Date, the directors and officers of the Fund as a group owned
an aggregate of          shares, less than 1% of the outstanding shares of
Common Stock of the Fund.

    Compensation of Directors. Schroder Capital Management International Inc., the Investment Adviser to the Fund, pays all compensation of each director of the Fund who is affiliated with the Investment Adviser or any of its affiliates, including the Fund, except that the Fund bears the out-of-pocket expenses of such directors to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof. The Fund pays each director not affiliated with the Investment Adviser an annual fee of $7,500 plus $500 per meeting attended, together with such director's actual out-of-pocket expenses relating to attendance at meetings. Such fees and
expenses aggregated $         for the fiscal year ended October 31, 1995.

    The following table sets forth, for the periods indicated, the compensation paid by the Fund to its directors and certain officers and the aggregate compensation paid by all investment companies managed or advised by the Investment Adviser to the directors and such officers:

                               COMPENSATION TABLE
                       FISCAL YEAR ENDED OCTOBER 31, 1995

                                                                  PENSION OR
                                                                  RETIREMENT
                                             AGGREGATE             BENEFITS            TOTAL COMPENSATION
                                           COMPENSATION       ACCRUED AS PART OF       FROM FUND COMPLEX*
                                         FROM THE FUND FOR    FUND EXPENSES FOR     PAID TO DIRECTORS DURING
                                          ITS FISCAL YEAR      ITS FISCAL YEAR         THE CALENDAR YEAR
    NAME                                  ENDED 10/31/95        ENDED 10/31/95           ENDED 12/31/95
--------------------------------------   -----------------    ------------------    ------------------------
Richard M. Furber1....................             $                 None                        $
Peter E. Guernsey.....................             $                 None                        $
John I. Howell........................             $                 None                        $
Laura E. Luckyn-Malone................          None                 None                     None
William L. Means1.....................             $                 None                        $
David M. Salisbury....................          None                 None                     None
I. Peter Sedgwick.....................          None                 None                     None
Madelon DeVoe Talley..................             $                 None                        $

------------

* In addition to the Fund, the "Fund Complex" includes Schroder Capital Funds, Inc., and its three series funds, which are the International Equity Fund, the Schroder U.S. Equity Fund, and the Schroder U.S. Smaller Companies Fund.

1. Mr. Furber resigned from the Board of Directors effective January 31, 1995; Mr. Means was elected to the Board of Directors on February 10, 1995.

    No current or former employees, officers or directors received remuneration in excess of $60,000 in the last fiscal year for service in all their respective capacities.

    Although the Fund is a Maryland corporation, certain of its directors and officers are non-residents of the United States and have all, or a substantial part, of their assets located outside of the United States. As a result, it may be difficult for U.S. investors to effect service of process upon such directors or officers within the United States or effectively to enforce judgments of courts of the Untied States predicated upon civil liabilities of such directors or officers under the Federal securities laws of the United States. In addition, such civil remedies as are afforded by the Federal securities laws of the United States may not be enforceable in England, the residence of the non-U.S. resident directors and officers of the Fund.

    The By-Laws of the Fund provide that the Fund will indemnify any present or former directors or officers of the Fund, or persons serving as director or officer of at the request of the Fund, who is made a party to any proceeding by reason of their service in that capacity. With the approval of the Board of Directors, the Fund may indemnify any employee or agent of the Fund. However, nothing in the Articles of Incorporation or the By-Laws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

    To the best of the Fund's knowledge, as of            , 1996 no person owned
beneficially more than 5% of the Fund's outstanding shares.

ADDITIONAL INFORMATION REGARDING ANNUAL TENDER OFFERS AND REPURCHASES OF SHARES

    See "Annual Tender Offers and Repurchases of Shares" in the Prospectus for information on that topic that is supplemented by the information below.

    Although the Board of Directors has committed to annual tender offers under the circumstances set forth in the Prospectus, it is the directors' announced policy, which may be changed by the directors, that the Fund cannot accept tenders or effect repurchases if (1) such transactions, if consummated, would
(a) result in the delisting of the Fund's shares from the NYSE (the NYSE having advised the Fund that it would consider delisting if the aggregate market value of the Fund's outstanding shares is less than $5,000,000, the number of publicly held shares falls below 600,000 or the number of round-lot holders falls below 1,200) or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund subject to U.S. Federal income taxes on all of its income and gains in addition to the taxation of shareholders who receive distributions from the Fund); (2) the amount of Shares tendered would require liquidation of such a substantial portion of the Fund's securities that the Fund would not be able to liquidate portfolio securities in an orderly manner in light of the existing market conditions and such liquidation would have an adverse effect on the net asset value of the Fund to the detriment of non-tendering shareholders; (3) there is any (a) in the Board of Directors' judgment, material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on the NYSE or other national securities exchange(s), or the NASDAQ National Market System, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or New York State, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by Federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) in the Board of Directors' judgment, other event or condition which would have a material adverse effect on the Fund or its shareholders if Shares were repurchased; or (4) the Board of Directors determines that effecting any such transaction would constitute a breach of the directors' fiduciary duty owed to the Fund or its shareholders. The directors may modify these conditions in light of experience.

    A shareholder who sells all of his shares (including shares attributed to him for U.S. Federal income tax purposes under Section 318 of the Code) pursuant to a tender offer or open-market repurchase by the Fund will realize a taxable gain or loss, treated as described in "Taxation -- U.S. Federal Income Taxes" in the Prospectus. A shareholder who sells less than all of his Shares (including shares so attributed) may be treated as receiving a dividend from the Fund in the amount of some or all of the proceeds of sale; in that event, the amount of proceeds not treated as a dividend would be a return of capital, reducing the shareholder's basis in his shares (including the shares sold pursuant to the tender offer or repurchase) and a gain (treated as a capital gain for a shareholder owning the shares as a capital asset) to the extent of any amount in excess of such basis. Also, in the case of open-market repurchases, it is possible that shareholders who do not have their shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund.

    The Fund will not specify a record date for the tender offer which will not permit a shareholder of record on the effective date of the tender offer to tender its shares. The Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth above). Each person tendering shares will pay to the Fund a reasonable service charge, currently anticipated to be $25.00, but subject to change, to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. It is the position of the staff of the Commission that such service charge may not be deducted from the proceeds of the purchase. The Fund's transfer agent will receive the fee as an offset to these costs. The Fund expects that the cost to the Fund of effecting a tender offer will exceed the aggregate of all service charges received from those who tender their shares. Such excess costs associated with the tender will be charged against capital. Tendered shares that have been accepted and purchased by the Fund will be recorded and reported as an offset to shareholders' equity and accordingly will reduce the Fund's total assets.

    If the Fund must liquidate portfolio securities in order to purchase Shares tendered, the Fund may realize gains and losses. Such gains may be realized on securities held for less than three months. Because the Fund, as a regulated investment company under the Code, may not derive 30% or more of its gross income from the sale or disposition of stocks and securities held less than three months, such gains would reduce the ability of the Fund to sell other securities held for less than three months that the Fund may wish to sell in the ordinary course of its portfolio management, which may adversely affect the Fund's yield. See "Taxation--U.S. Federal Income Taxes" in the Prospectus. The portfolio turnover rate of the Fund may or may not be affected by the Fund's repurchases of Shares pursuant to a tender offer.

THE INVESTMENT ADVISER

    Certain information regarding the directors and principal executive officer of the Investment Adviser (also referred to as "SCMI") is set forth below:

    NAME                                            PRINCIPAL OCCUPATION
------------------------------  ------------------------------------------------------------
John S. Ager (1)                Senior Vice President and Director, SCMI
Robert G. Davy (1)              First Vice President and Director, SCMI
Richard R. Foulkes (1)          Executive Vice President and Director, SCMI
David Gibson (2)                Senior Vice President and Director, SCMI
C. John Govett (1)              Director, SCMI; Chairman, Schroder Investment Management
                                  Limited
Sharon L. Haugh (2)             Senior Vice President and Director, SCMI
Laura E. Luckyn-Malone (2)      Senior Vice President and Director, SCMI; President and
                                  Director of the Fund
Gavin D.L. Ralston (1)          Senior Vice President and Director, SCMI
David M. Salisbury (1)          Chief Executive and Director, SCMI and Schroder Capital
                                  Management International Ltd.; Vice Chairman and Director
                                  of the Fund
I. Peter Sedgwick (1)           Vice Chairman, Schroders plc; Chairman and Director, SCMI
                                  and Schroder Capital Management International Ltd.;
                                  Chairman and Director of the Fund
Mark J. Smith (1)               First Vice President and Director, SCMI; Vice President of
                                  the Fund
John A. Troiano (1)             Senior Vice President and Director, SCMI

------------

* Principal executive officer.

(1) Address: Schroder Capital Management International Inc., 33 Gutter Lane, London, England EC2V 8AS

(2) Address: Schroder Capital Management International Inc., 787 Seventh Avenue, New York, New York 10019

    The Investment Adviser is a New York corporation. Schroders Incorporated owns 100% of the voting securities of the Investment Adviser. Schroder International Holdings Limited owns 100% of the voting securities of Schroders Incorporated. Schroders Public Limited Company ("Schroders plc") owns 100% of the voting securities of Schroder International Holdings Limited. The voting securities of Schroders plc are publicly traded on the London Stock Exchange. Certain of such voting securities are held by the following persons (the "Trustees"): 20.5% by Vincitas Limited, 13.2% by Veritas Limited, and 5.9% by One Forty-Five Limited. To the knowledge of the Fund, no other person holds 5% or more of the voting securities of Schroders plc. The Trustees hold interests as trustees of certain discretionary trusts created by members of the Schroder family. None of the persons for whom such voting securities are held in trust has an absolute interest in any of such securities, since such securities are held in fully discretionary trusts. No individual or organization beneficially owns a 5% or greater interest in any of such trusts, nor does any person or entity other than the Trustees themselves possess direct or indirect 5% control over any of the Trustees.

    The address of the Investment Adviser and Schroders Incorporated is 787 Seventh Avenue, New York, New York 10019. The address of each of Schroder International Holdings Limited and Schroders plc is 120 Cheapside, London, England EC2V 6DS. The address of Vincitas Limited, Veritas Limited and One Forty-Five Limited is 22 Church Street, Hamilton, Bermuda HM 11.

    The Investment Advisory Agreement between the Investment Adviser and the Fund provides that the Investment Adviser will make investment decisions for the Fund and select the brokers and dealers for execution of the Fund's portfolio transactions consistent with the Fund's brokerage policies. See "Portfolio Transactions and Brokerage" below in this SAI. The Investment Adviser or its affiliates may receive services from broker-dealers consistent with the Fund's brokerage policies which, in some cases, may be of value or benefit to the Investment Adviser or its advisory clients, including the Fund. The value of such services is indeterminable and such services are not necessarily useful or of value in advising the Fund. The investment advisory fee paid by the Fund is not reduced through any offset by reason of the receipt by the Investment Adviser or its affiliates of such services.

    The Investment Advisory Agreement by its terms continues in effect for a period of two years from the date thereof. If not sooner terminated, it will continue in effect for successive periods of twelve months thereafter; provided each continuance is specifically approved annually by a vote of a majority of the members of the Board of Directors who are not interested persons of the Investment Adviser or the Fund (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval, and by a majority vote either of the Fund's Board of Directors or of the Fund's outstanding voting securities. The Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act), and may be terminated by either party at any time without payment of any penalty on 60 days' written notice provided that termination by the Fund is approved by a majority of the directors of the Fund in office at the time or by vote of a majority of the Fund's outstanding voting securities.

    Prior to the Fund's commencement of operations, the Investment Advisory Agreement was approved on December 16, 1993 by the Investment Adviser as the then-sole stockholder of the Fund, and by the Board of Directors and, separately, by the Independent Directors, who determined that the compensation to be provided to the Investment Adviser, as investment adviser to the Fund, was fair and reasonable. The Board of Directors resolved to submit the Agreement to the stockholders of the Fund for approval at the first annual meeting of stockholders. Thereafter, on November 21, 1994, the Board of Directors and, separately, the Independent Directors voted to continue and approve the Agreement and concluded that the compensation to be provided to the Investment Adviser thereunder is fair and reasonable. The Board of Directors voted to approve submission of the Agreement to the stockholders of the Fund for approval at the annual meeting of stockholders to be held on May 11, 1995, and to recommend that the stockholders vote for the Agreement. At such meeting, the shareholders of the Fund voted to approve the Advisory Agreement.

                                NET ASSET VALUE

    The net asset value of shares of the Fund is calculated no less frequently than 12:00 noon, New York City time, on the second to last business day of each week, by dividing the value of the Fund's securities plus any cash and other assets (including accrued interest and dividends receivable) less all liabilities (including accrued expenses) by the number of Shares outstanding, the result being adjusted to the nearest whole cent. The Wall Street Journal, The New York Times and Barron's publish net asset values for closed-end investment companies each week. A security listed or traded on a recognized stock exchange or National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market System is valued at its last sale price on the principal exchange on which the security is traded. Other securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if there was no sales price on such date, and if bid and asked quotations are available, at the mean between the last current bid and asked prices. The value of a foreign security is determined in its national currency as of 9:00 a.m., New York City time, and that value is then converted into its U.S. dollar equivalent on the day of valuation as of 11:30 a.m., New York City time. Securities for which market quotations are not readily available and other assets are valued as determined by the Investment Adviser and approved in good faith by the Board of Directors. In instances where a price or conversion rate determined as provided above is deemed not to represent fair market value for any security or does not provide a suitable method for conversion of a foreign currency into U.S. dollars, respectively, the price or conversion rate, as applicable, will be determined in a manner prescribed by the Board of Directors.

                                    TAXATION

    For a discussion of the U.S. Federal income tax consequences to Record Date Shareholders and Rights Holders with respect to the Offer, see "The Offer--U.S. Federal Income Tax Consequences of the Offer" in the Prospectus.

U.S. FEDERAL INCOME TAXES

    THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH BELOW IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. IT SUPPLEMENTS AND DOES NOT INCLUDE ALL OF THE INFORMATION SET FORTH IN THE PROSPECTUS UNDER "TAXATION--U.S. FEDERAL INCOME TAXES." IN VIEW OF THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF BEING A SHAREHOLDER OF THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES THEREIN, WHICH MIGHT APPLY RETROACTIVELY.

GENERAL

    The Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code for each taxable year, although no assurance can be given as to meeting the tests for such status.

    To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to stock or securities loans, gains from the sale or other disposition of stock or securities, and certain other related income, including, generally, gains from options, futures and forward contracts and foreign currency gains (under regulations which may be promulgated, foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities may not be treated as qualifying income for this purpose); (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts and foreign currencies, held less than three months (excluding, for this purpose, gains from foreign currencies (and options, futures and forward contracts on foreign currencies) that are directly related to the Fund's principal business of investing in stocks or securities or options or futures thereon); and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities of any one issuer qualifying, for purposes of this calculation, only if the Fund's investment is limited to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same, similar or related businesses. Corporations owned or controlled by a government will be treated as separate issuers for this purpose, except that a debt obligation of such a corporation may be treated as issued by a government if the obligation is backed by the full faith and credit of such a government.

Pending legislation would eliminate the 30% requirement; it is unclear whether, and in what form, such legislation might be enacted.

    As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its income and capital gains, if any, that it distributes to its shareholders, provided it distributes each taxable year at least 90% of its "investment company taxable income," calculated without the deduction for dividends paid, as determined for U.S. Federal income tax purposes ("net investment income"). Net investment income includes dividends, interest, net short-term capital gains in excess of any net long-term capital losses and any capital loss carryovers from prior years, net of expenses, and net gain or loss on debt securities and futures contracts on debt securities, to the extent attributable to fluctuations in currency exchange rates, and net gain or loss on foreign currencies and foreign currency forward contracts. Dividend income derived by a regulated investment company from its investments is required to be taken into account for U.S. Federal income tax purposes as of the ex-dividend date (rather than the payment date, which generally is later). Accordingly, the Fund, in order to satisfy its distribution requirements, may be required to make distributions based on earnings that have been accrued but not yet received. Interest income from discount on indebtedness held by the Fund will also give rise to such accrued earnings. The Fund intends to distribute to its shareholders each year all of its net investment income as computed for U.S. Federal income tax purposes. Non-U.S. exchange control or other regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the Fund, may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement and the calendar year distribution requirement described below. See "Risk Factors and Special Considerations -- Investment and Repatriation Restrictions" in the Prospectus and "Other Taxation" below.

    To the extent that the Fund retains for investment any net long-term capital gains in excess of any net short-term capital losses (including in such losses any capital loss carryovers from prior years), as computed for U.S. Federal income tax purposes, it will be subject to U.S. Federal income tax on the amount retained at the rate of 35%. Current proposed legislation, if enacted, would reduce this rate. If any such amount is retained, the Fund expects to designate such amount as undistributed capital gains in a notice to its shareholders who
(i) if subject to U.S. Federal income tax on long-term capital gains, will be required to include in income for such tax purposes, as long-term capital gains, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of taxes paid by the Fund on such undistributed amount against their U.S. Federal income tax liabilities and to claim refunds to the extent such proportionate shares of the tax exceed such liabilities. For U.S. Federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by 65% of the amount of undistributed capital gains included in the shareholder's gross income.

    The Fund will be subject to a non-deductible U.S. Federal 4% excise tax on amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. To avoid application of the excise tax, the Fund intends to make its distributions in accordance with such requirement. Exchange control or other regulations referred to above, however, could limit the Fund's ability to satisfy such requirement.

DISTRIBUTIONS

    Shareholders subject to U.S. Federal alternative minimum tax will be required to include distributions from the Fund in alternative minimum taxable income.

    If the fair market value of a shareholder's shares is reduced below the shareholder's cost for such shares as a result of a distribution by the Fund, such distribution may be taxable for U.S. Federal income tax purposes even though from an economic viewpoint it may represent a return of invested capital. Investors should, therefore, consider the tax implications of buying shares in the Fund prior to a distribution since the price of shares purchased at that time may reflect the amount of the forthcoming distribution and the distribution will nevertheless be taxable to the purchasing shareholder. See "General" above and "Non-U.S. Shareholders" below.

    Shareholders will be notified as to the U.S. Federal income tax status of any dividends, distributions and deemed distributions made by the Fund to its shareholders.

SALE OF SHARES

    Upon the sale or exchange of shares of the Fund, a U.S. shareholder will realize a taxable gain or loss. Such gain or loss will be a capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term depending upon whether the shareholder has held the shares for more than one year. Under current U.S. Federal income tax law, the maximum rate for long-term capital gains for individuals is 28% and short-term capital gains are taxed at the same rate as ordinary income. Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that the shares disposed of are replaced, including, for example, pursuant to the Plan, within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, a U.S. shareholder will adjust the basis of the shares acquired to reflect the disallowed loss. Any loss realized by a U.S. shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder (and any amounts retained by the Fund which were designated as undistributed capital gains) with respect to such shares.

NON-U.S. INCOME TAXES

    The Fund will be subject to non-U.S. income taxes, including withholding taxes. So long as more than 50% in value of the Fund's total assets at the close of any taxable year in which it is a regulated investment company consists of stocks or securities of non-U.S. corporations, the Fund may elect to treat any such non-U.S. taxes paid by it during such year (to the extent that such taxes are treated as income taxes under U.S. Federal tax principles) as paid by its shareholders. The Fund has qualified and expects to continue to qualify for this election annually. The Fund will notify shareholders in writing each year if it makes the election and of the amount of non-U.S. income taxes, if any, to be treated as paid by the shareholders and the amount to be treated by them as income from non-U.S. sources. If the Fund makes the election, shareholders will be required to include in income their proportionate shares of the amount of non-U.S. income taxes paid by the Fund for purposes of computing their U.S. income tax. U.S. shareholders will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize their deductions, a deduction for their shares of the non-U.S. income taxes in computing their U.S. Federal income tax liability. (For the treatment of non-U.S. shareholders, see "Non-U.S. Shareholders" below.) No deduction will be permitted for such income taxes in computing the alternative minimum tax imposed on individuals. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from the Fund's election to pass through the Fund's non-U.S. income taxes to its shareholders. However, such shareholders should not ordinarily be disadvantaged because the amount of additional income they are deemed to receive generally will not be subject to U.S. Federal income tax.

    Generally, a credit for non-U.S. income taxes is subject to the limitation that it may not exceed the shareholder's U.S. Federal income tax (determined without regard to the availability of the credit) attributable to his or her total non-U.S. source taxable income. For this purpose, the portion of distributions paid by the Fund from its non-U.S. source income will be treated as non-U.S. source income. The Fund's gains from the sale of securities will generally be treated as derived from U.S. sources, unless capital gains tax were to be imposed on such gains and the U.S. and the country imposing the tax entered into a treaty permitting such gains to be treated as derived from a non-U.S. source, in which case the Fund would expect to elect to treat such gains as so derived. Additionally, certain currency fluctuation gains and losses, including currency fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to non-U.S. source "passive income," such as the portion of dividends received from the Fund which qualifies as non-U.S. source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the non-U.S. income taxes paid by the Fund.

    The foregoing is only a general description of the treatment of non-U.S. income taxes under the U.S. Federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

BACKUP WITHHOLDING

    Corporate shareholders and other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability. See "Taxation--U.S. Federal Income Taxes" in the Prospectus and "Non-U.S. Shareholders" below in this SAI.

NON-U.S. SHAREHOLDERS

    U.S. Federal income taxation of a shareholder who, under the Code, is a non-resident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership ("non-U.S. shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. Ordinarily, income from the Fund will not be treated as so "effectively connected."

    If the income from the Fund is not treated as "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, dividends of net investment income (which includes short-term capital gains), whether received in cash or reinvested in shares, will be subject to a U.S. Federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such dividends. See the definition of "net investment income" at "General" above. Furthermore, such non-U.S. shareholders may be subject to U.S. Federal income tax at the rate of 30% (or lower treaty rate) on their income resulting from the Fund's election (described above) to "pass through" the amount of non-U.S. taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the non-U.S. income taxes treated as having been paid by them.

    A non-U.S. shareholder whose income is not treated as "effectively connected" with a U.S. trade or business generally will not be subject to U.S. Federal income taxation on distributions of net long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains and any gain realized upon the sale of Fund shares. The Fund will incur a U.S. Federal income tax liability with respect to amounts retained by it that are designated as undistributed capital gains. The non-U.S. shareholder may claim a credit with respect to such taxes paid by the Fund and may claim a refund where such taxes exceed such shareholder's U.S. Federal income tax liabilities, but must file a tax return to do so. In addition, if the non-U.S. shareholder is treated as a non-resident alien individual but is physically present in the United States for more than 182 days during the taxable year, then in certain circumstances such distributions of net long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains, and gain from the sale of Fund shares will be subject to a U.S. Federal income tax of 30% (or lower treaty rate). In the case of a non-U.S. shareholder who is a non-resident alien individual, the Fund may be required to withhold U.S. Federal income tax at a rate of 31% of distributions (including distributions of net long-term capital gains) unless IRS Form W-8 is provided. See "Taxation -- U.S. Federal Income Taxes" in the Prospectus and "Backup Withholding" above in this SAI.

    If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of net investment income (which includes short-term capital gains), whether received in cash or reinvested in shares, net long-term capital gains and amounts otherwise includible in income, such as amounts retained by the Fund which are designated as undistributed capital gains, and any gains realized upon the sale of shares of the fund, will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. taxpayers. Non-U.S. shareholders that are corporations may also be subject to the branch profits tax.

    Transfers of shares of the Fund by gift by a non-U.S. shareholder will generally not be subject to U.S. Federal gift tax, but the value of shares of the Fund held by such a shareholder at death will be includible in the shareholder's gross estate for U.S. Federal estate tax purposes.

    The income tax and estate tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty.

    Non-U.S. shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of the Fund.

FOREIGN EXCHANGE-RELATED TRANSACTIONS; HEDGING TRANSACTIONS

    Debt securities denominated in foreign currencies (and, in some circumstances, futures, options, forwards and other similar financial instruments based on foreign currencies) held by the Fund, and gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues income or expense denominated in a foreign currency and the time the Fund actually collects such income or pays such expense, will be subject to special rules for determining, among other things, the character and timing of income, deductions, gain, and loss attributable to foreign exchange gain or loss. In general, these rules operate to treat as ordinary income or loss (to be taken into account in computing net investment income) the portion of a gain or loss so attributable. In addition, the hedging transactions which may be undertaken by the Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character and timing of income, deduction, gain or loss recognized by the Fund. Certain hedging transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. These rules may also require the acceleration of the recognition of income or gain by the Fund before the Fund receives the cash required to make distributions to shareholders. All of these rules may affect the timing and amount of distributions to shareholders. The gross income and diversification requirements applicable to regulated investment companies, described above, may limit the extent to which the Fund will be able to engage in transactions in options, futures and currency exchange contracts.

OTHER TAXATION

    If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies," the Fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income or gain is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Proposed regulations would generally allow the Fund to elect to mark to market annually all of the stock of passive foreign investment companies held by the Fund. Gain recognized pursuant to such election is generally treated as ordinary income subject to the distribution requirements discussed above. It is unclear, however, whether and in what form such regulations might be promulgated in final form. If the Fund were to invest in a passive foreign investment company which the Fund elected to treat as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund would ordinarily be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above. Proposed legislation would revise the passive foreign investment company rules in various respects; it is unclear whether and in what form, such legislation might be enacted.

    Distributions from the Fund may be subject to additional U.S. Federal, state, local and non-U.S. taxes depending on each shareholder's particular situation. Shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund and of the possible impact of changes in applicable tax laws.

    If the Fund did not qualify as a regulated investment company for any taxable year, (i) it would be subject to U.S. Federal income tax at regular corporate rates on its taxable income (which would be computed without deduction for distributions paid to shareholders) and to certain state and local taxes,
(ii) its distributions to shareholders out of its current or accumulated earnings and profits would be taxable to shareholders as ordinary dividend income (even if derived from long-term capital gains) and subject to withholding in the case of non-U.S. shareholders and (iii) non-U.S. income taxes, and U.S. Federal income taxes paid by the Fund on any undistributed long-term capital gains, would not "pass through" to shareholders. In addition, if the Fund failed to qualify for taxation as a regulated investment company for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains over aggregate losses that would have been realized if it had been liquidated) if it were to qualify as a regulated investment company in a later taxable year.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Investment Advisory Agreement authorizes and directs the Investment Adviser to place orders for the purchase, sale or exchange of the Fund's investments with brokers or dealers selected by the Investment Adviser in its discretion, provided, however, that in connection with the placing of such orders and the selection of such brokers or dealers the Investment Adviser shall seek to obtain execution and pricing within the policy guidelines established by the Fund's Board of Directors. The Investment Adviser expects to place all such orders for the purchase and sale of portfolio securities and to buy and sell such securities for the Fund with a substantial number of brokers and dealers. In so doing, the Investment Adviser will use its best efforts to obtain the most favorable price and execution available. The Fund may, however, pay higher than the lowest available commission rates when the Investment Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In seeking the most favorable price and execution, the Investment Adviser, having in mind the Fund's best interests, will consider all factors it deems relevant, including, without limitation, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealers involved, and the quality of the service rendered by the broker-dealers in other transactions. These are judgmental determinations and are weighed by the Investment Adviser in determining the overall reasonableness of brokerage commissions.

    Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions, which vary among different brokers. In addition, a broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign countries generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. Since most brokerage transactions for the Fund will be placed outside the United States, certain portfolio transaction costs for the Fund may be higher than the fees charged for similar transactions executed in the United States.

    As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Investment Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services, as such services are defined in the 1934 Act, to the Investment Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting the transaction.

    The Board of Directors of the Fund has authorized the Investment Adviser to employ brokerage firms which are affiliated with the Investment Adviser to effect brokerage transactions in portfolio securities for the Fund on various foreign securities exchanges on which such firms have trading privileges. The Fund has no understanding or arrangement to direct any specific portion of its brokerage to brokerage firms affiliated with the Investment Adviser and will not direct brokerage to any of such firms in recognition of research services. Under the 1940 Act, the commissions, fees or other remuneration received by an affiliated person of the Fund must be reasonable and fair compared to the commissions, fees and remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.

    Affiliated persons (as such term is defined in the 1940 Act) of the Investment Adviser are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities and from purchasing securities in public offerings which are not registered under the Securities Act in which any broker-dealer affiliated with the Investment Adviser or any affiliates thereof participate as an underwriter. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, the Fund will not deal in the over-the-counter market with affiliated persons. The Investment Adviser does not believe that any of such restrictions will materially impair its ability to manage the Fund's portfolio investments.

    Investment decisions for the Fund are made independently from decisions made by the Investment Adviser for other investment advisory clients, with an overall view to achieving their respective investment objectives. Investment decisions are the product of many factors and considerations. Thus, other investment advisory clients of the Investment Adviser may also invest in the same securities as the Fund. If those funds or advisory clients are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made, insofar as possible, in a manner which in the Investment Adviser's opinion is equitable to each respective client involved. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

    Although the Investment Advisory Agreement contains no restrictions on portfolio turnover, it is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. In addition, the Fund intends to comply with the short-term income restriction applicable to regulated investment companies under the Code. See "Taxation--United States Federal Income Taxes" above in this SAI. It is expected that the annual portfolio turnover rate of the Fund will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.

    For the year ended October 31, 1995, the Fund made no payments to any broker that is an affiliated person of the Investment Adviser or any of its affiliates.
In that year, the Fund paid brokerage commissions of $         (      %) of the
total brokerage commissions) for transactions placed with brokers and dealers who provided supplementary research, market and statistical information to the Fund or the Investment Adviser. The amount of such transactions aggregated
$         . The balance of the brokerage commissions for the year ended October
31, 1995 was not allocated to any particular broker or dealer or with regard to the above-mentioned or any special factors.

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1995

[CAPTION]

             COMMON STOCKS - 96.6%
     SHARES                             VALUE US$
  ---------                           -----------
             CHINA - 1.9%
             Services - 0.5%
  2,832,000  Chiwan Wharf Holdings
             Ltd. 'B'                  1,263,795
                                      -----------
             Utilities -Electrical &
             Gas - 1.4%
    220,000  Huaneng Power
             International, Ltd. (a)*  3,492,500
                                      -----------
             TOTAL CHINA
             (COST $5,391,276)         4,756,295
                                      -----------
             HONG KONG - 20.9%
             Chemicals - 0.7%
  3,160,000  Chen Hsong Holdings Ltd.  1,839,348
                                      -----------
             Construction &
             Housing - 1.4%
  4,522,000  Kumagai Gumi Ltd.         3,421,770
                                      -----------
             Holding Company - 1.7%
  7,000,000  Guangdong Investments     4,119,778
                                      -----------
             Leisure & Travel - 3.5%
  4,835,000  Cathay Pacific Airways    7,129,608
  2,000,000  Shun Tak Holdings Ltd.    1,578,062
                                      -----------
                                       8,707,670
                                      -----------
             Multi-Industry - 6.0%
  2,934,000  Citic Pacific Ltd.        9,165,192
    750,000  Swire Pacific Ltd. 'A'    5,626,698
                                      -----------
                                      14,791,890
                                      -----------
             Real Estate - 4.0%
  2,675,000  Harbour Centre
             Development Ltd.          2,992,983
    874,000  Sun Hung Kai Properties
             Ltd.                      6,980,921
                                      -----------
                                       9,973,904
                                      -----------
             Services - 3.6%
  1,592,000  Hutchison Whampoa         8,772,371
                                      -----------
             TOTAL HONG KONG
             (COST $46,747,444)       51,626,731
                                      -----------

             INDIA - 6.1%
             Automobile - 1.8%
    168,000  Bajaj Auto Ltd. (b)*      4,515,000
                                      -----------
             Health & Personal Care - 1.1%
    122,000  Ranbaxy Laboratories (c)  2,775,500
                                      -----------
             Household
             Products - 0.6%
     70,000  Hindustan Lever Ltd.      1,305,572
                                      -----------
             Machinery &
             Engineering - 2.6%
    207,200  Tata Engineering &
             Locomotive
             Company Ltd.              2,521,642
    191,000  Tata Engineering &
             Locomotive
             Company Ltd. (b)          3,961,340
                                      -----------
                                       6,482,982
                                      -----------

             TOTAL INDIA
             (COST $14,242,545)       15,079,054
                                      -----------
             COMMON STOCKS
     SHARES                             VALUE US$
  ---------                           -----------
             INDONESIA - 8.3%
             Beverages &
             Tobacco - 2.1%
    600,000  P.T. Gudang Garam         5,220,264
                                      -----------
             Building Materials &
             Components - 1.2%
    784,000  P.T. Indocement Tunggal   2,901,145
                                      -----------
             Food & Household
             Products - 2.9%
     82,500  P.T. Unilever Indonesia   1,162,996
  1,061,950  P.T. Indofood Sukses
             Makmur                    4,912,104
    230,000  P.T. Sorini*              1,281,718
                                      -----------
                                       7,356,818
                                      -----------
             Health & Personal
             Care - 0.5%
    360,000  P.T. Kalbe Farma          1,141,850
                                      -----------

             Real Estate - 0.5%
    450,000  P.T. Jaya Real Property   1,283,590
                                      -----------

             Telecommunications - 1.1%
     82,000  P.T. Indonesian
             Satellite Corp. (a)       2,706,000
                                      -----------

             TOTAL INDONESIA
             (COST $20,015,391)       20,609,667
                                      -----------

             JAPAN - 16.0%
             Financial
             Services - 1.9%
    261,000  Nomura Securities Co.,
             Ltd.*                     4,785,000
                                      -----------
             Health & Personal
             Care - 0.7%
    120,000  Torii & Co., Ltd          1,823,529
                                      -----------

             Industrial
             Components - 7.2%
    225,000  Glory Ltd.                7,919,118
    104,000  Mabuchi Motors Co., Ltd.  6,311,373
     56,700  Hirose Electric           3,629,912
                                      -----------
                                      17,860,403
                                      -----------

             Insurance - 1.0%
    450,000  Koa Fire & Marine Ins.
             Co., Ltd.                 2,466,176
                                      -----------

             Leisure & Tourism - 0.4%
    102,000  Airport Facilities Co.,
             Ltd.                        990,000
                                      -----------

             Machinery &
             Engineering - 1.2%
    482,000  Amada Sonoike Co., Ltd.   2,958,157
                                      -----------

             Merchandising - 1.2%
    172,900  Kahma Co., Ltd.           2,915,569
                                      -----------

             Real Estate - 0.9%
    150,000  Mitsui Homes Co., Ltd.    2,132,353
                                      -----------

             Telecommunications - ]1.5%
        450  DDI Corporation           3,657,352
                                      -----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1995

             COMMON STOCKS
     SHARES                             VALUE US$
  ---------                           -----------
             JAPAN (CONCLUDED)
             TOTAL JAPAN
             (COST $43,132,501)       39,588,539
                                      -----------

             KOREA - 7.7%
             Banking - 1.0%
     96,000  Shinhan Bank(1)           2,269,946
      8,079  Shinhan Bank (New)*         166,839
                                      -----------
                                       2,436,785
                                      -----------

             Electronics - 3.0%
     27,338  Samsung Electronics(1)    6,092,897
      5,095  Samsung Electronics
             (New)*(1)                 1,122,085
        478  Samsung Electronics (New
             2)*(1)                      103,085
                                      -----------
                                       7,318,067
                                      -----------

             Metals-Steel - 0.7%
      8,000  Pohang Iron & Steel Co.,
             Ltd.(1)                     804,318
     40,000  Pohang Iron & Steel Co.,
             Ltd. (d)                  1,040,000
                                      -----------
                                       1,844,318
                                      -----------
             Telecommunications - 1.7%
      4,450  Korea Mobile
             Telecommunications
             Corp.*(1)                 4,157,734
                                      -----------
             Utilities-Electrical &
             Gas - 1.3%
     77,000  Korea Electric Power
             Corp.(1)                  3,376,235
                                      -----------
             TOTAL KOREA
             (COST $17,056,270)       19,133,139
                                      -----------

             MALAYSIA - 12.5%
             Banking - 3.3%
  1,265,000  DCB Holdings Berhad       3,584,416
    584,000  Malayan Banking Berhad    4,711,531
                                      -----------
                                       8,295,947
                                      -----------
             Construction - 2.0%
  3,171,000  Renong Berhad             4,841,983
                                      -----------
             Distribution - 0.8%
    246,000  Edaran Otomobil Nasional
             Berhad                    1,936,246
                                      -----------
             Food & Household
             Products - 0.7%
    236,000  Nestle (Malaysia) Berhad  1,662,495
                                      -----------

             Insurance - 1.2%
    741,000  Malaysian Assurance
             Alliance Berhad           3,003,660
                                      -----------

             Leisure & Tourism - 2.5%
    741,500  Genting Berhad (1)        6,262,917
                                      -----------

             Real Estate - 2.0%
  2,069,000  Island & Peninsular
             Berhad                    5,007,615
                                      -----------
             TOTAL MALAYSIA
             (COST $28,782,473)       31,010,863
                                      -----------
             COMMON STOCKS
     SHARES                             VALUE US$
  ---------                           -----------
             PHILIPPINES - 5.1%
             Beverages &
             Tobacco - 0.7%
    560,600  San Miguel Corp. 'B'      1,855,720
                                      -----------

             Real Estate - 2.4%
  2,381,250  Ayala Land, Inc. 'B'      2,749,711
  2,600,000  C&P Homes Inc.*           1,676,522
  5,200,000  SM Prime Holdings Inc.*   1,401,078
                                      -----------
                                       5,827,311
                                      -----------

             Ship Repair - 0.0%
    111,850  Keppel Philippine
             Holdings 'B' *               51,663
                                      -----------

             Telecommunications - 1.0%
     43,170  Philippine Long Distance
             Telephone                 2,409,411
                                      -----------

             Utilities -Electrical &
             Gas - 1.0%
    333,500  Manila Electric Co. 'B'   2,490,339
                                      -----------

             TOTAL PHILIPPINES
             (COST $12,714,244)       12,634,444
                                      -----------

             SINGAPORE - 9.3%
             Banking - 3.3%
    740,000  Overseas Union Bank Ltd.  4,607,982
    407,880  United Overseas Bank
             Ltd.                      3,578,907
                                      -----------
                                       8,186,889
                                      -----------

             Broadcasting &
             Publishing - 1.6%
    253,200  Singapore Press Holdings
             Ltd.                      3,959,609
                                      -----------

             Machinery &
             Engineering - 2.0%
    608,000  Keppel Corporation Ltd.   4,990,660
                                      -----------

             Real Estate - 2.4%
    480,000  City Developments Ltd.    2,971,979
    956,000  DBS Land Ltd.             2,827,682
                                      -----------
                                       5,799,661
                                      -----------

             TOTAL SINGAPORE
             (COST $21,160,936)       22,936,819
                                      -----------

             THAILAND - 8.8%
             Banking - 3.1%
  3,500,000  Siam City Bank Ltd.       4,451,510
    386,700  Thai Farmers Bank Ltd.    3,196,884
                                      -----------
                                       7,648,394
                                      -----------

             Building Materials &
             Components - 1.9%
     84,000  Siam Cement Co. Ltd.      4,580,604
                                      -----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 1995

             COMMON STOCKS
     SHARES                             VALUE US$
  ---------                           -----------
             THAILAND (CONCLUDED)
             Real Estate - 1.4%
    220,000  Land & House Corp. Ltd.   3,550,080
                                      -----------

             Telecommunications - 1.1%
    919,000  TelecomAsia Corp.*        2,775,994
                                      -----------

             Utilities -Electrical &
             Gas - 1.3%
    913,000  Electricity Generating
             Public Co., Ltd.*         3,120,747
                                      -----------

             TOTAL THAILAND
             (COST $22,289,706)       21,675,819
                                      -----------
             TOTAL COMMON STOCKS
             (COST $231,532,786)      239,051,370
                                      -----------

             CONVERTIBLE BONDS - 0.6%
  PRINCIPAL
   AMOUNT
    (000)                              VALUES US$
  ---------                           ------------
             JAPAN - 0.6%
             Merchandising - 0.6%
       Swfr  Arcland Sakamoto
      1,900  .125% 2/20/98
             (Cost $1,386,916)           1,496,162
                                      ------------
             TOTAL CONVERTIBLE BONDS
             (COST $1,386,916)           1,496,162
                                      ------------
             Total Investments
             (Cost $232,919,702)
             97.2%                     240,547,532
             Other assets less
             liabilities 2.8%            6,939,592
                                      ------------
             Net Assets 100%           247,487,124
                                      ------------
                                      ------------

* Non-income producing security
(a) American Depository Receipt
(b) Global Depositary Receipt
(c) Global Depositary Share
(d) American Depositary Share
(1) Priced at fair value as determined by the Board of Directors

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995

ASSETS:
      Investments in securities, at value (cost
         $232,919,702)                                      $240,547,532
      Cash                                                     8,145,946
      Receivable for dividends                                   140,159
      Receivable for interest                                     57,649
      Net unrealized appreciation on forward foreign
         exchange contracts                                      233,732
      Deferred organization expenses                             107,623
      Prepaid expenses                                            38,771
                                                            ------------

                    Total Assets                             249,271,412
                                                            ------------

LIABILITIES:
      Payable for securities purchased                         1,286,803
      Advisory fee payable                                       211,828
      Administration fee payable                                  52,957
      Accrued expenses payable and other liabilities             232,700
                                                            ------------

                    Total Liabilities                          1,784,288
                                                            ------------
                    Net Assets                              $247,487,124
                                                            ------------
                                                            ------------

NET ASSETS WERE COMPOSED OF:
      Capital Stock, par value ($.01 per share,
         applicable to
         19,607,100 shares issued: authorized 100,000,000
         shares)                                            $    196,071
      Paid-in capital in excess of par                       271,484,870
      Accumulated net realized losses from investments       (32,064,584)
      Net unrealized appreciation of investments               7,627,830
      Net unrealized appreciation on translation of
         assets and liabilities in foreign currencies and
         forward foreign currency contracts                      242,937
                                                            ------------

                    Net Assets                              $247,487,124
                                                            ------------
                                                            ------------
                    Net asset value per share
                      ($247,487,124 divided by 19,607,100
                      shares outstanding)                   $      12.62
                                                            ------------
                                                            ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME:
      Dividends (net of foreign withholding taxes of
       $439,833)                                        $  3,697,277
      Interest and discount earned                           694,898
                                                        ------------

                    Total Income                           4,392,175
                                                        ------------

EXPENSES:
      Investment advisory fee                              2,479,442
      Administration fee                                     619,861
      Custodian's fees and expenses                          370,550
      Legal fees and expenses                                150,615
      Transfer agent's fees and expenses                     114,282
      Directors' fees and expenses                            84,074
      Reports to shareholders                                 84,040
      Insurance expense                                       82,632
      Independent accountants' fees and expenses              40,335
      Amortization of deferred organization expenses          33,981
      Registration fees                                       24,260
      Miscellaneous expenses                                  10,820
      Interest expense                                         1,345
                                                        ------------
                    Total Expenses                         4,096,237
                                                        ------------

NET INVESTMENT INCOME                                        295,938
                                                        ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
   Net realized loss from:
      Investments                                        (26,048,489)
      Foreign currency transactions and forward
       foreign currency contracts                         (3,181,314)
   Net change in unrealized appreciation of:
      Investments                                          2,267,623
      Translation of assets and liabilities in
       foreign currencies and forward foreign
       currency contracts                                  2,734,038
                                                        ------------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS                           (24,228,142)
                                                        ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    $(23,932,204)
                                                        ------------
                                                        ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                          FOR THE PERIOD
                                                        DECEMBER 30, 1993*
                                  FOR THE YEAR ENDED      TO OCTOBER 31,
                                   OCTOBER 31, 1995            1994
--------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
 ASSETS:

OPERATIONS:
      Net investment income
         (loss)                      $    295,938          $   (211,874)
      Net realized loss on
         investment
         transactions                 (26,048,489)           (6,016,095)
      Net realized loss from
         foreign currency
         transactions and
         forward foreign
         currency contracts            (3,181,314)             (188,277)
      Net change in unrealized
         appreciation on
         investments                    2,267,623             5,360,207
      Net change in unrealized
         appreciation
         (depreciation) on
         translation of assets
         and liabilities in
         foreign currencies and
         forward foreign
         currency contracts             2,734,038            (2,491,101)
                                 --------------------   ------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS            (23,932,204)           (3,547,140)
                                 --------------------   ------------------

CAPITAL STOCK TRANSACTIONS:
      Proceeds from the initial
         public offering of
         17,200,000 shares              --                  242,520,000
      Proceeds from the
         issuance of 2,400,000
         shares in connection
         with exercising of an
         overallotment option
         granted to
         underwriters of the
         initial public
         offering                       --                   33,840,000
      Offering costs charged to
         paid-in capital in
         excess of par                  --                   (1,493,642)
                                 --------------------   ------------------
NET INCREASE IN NET ASSETS
 DERIVED FROM CAPITAL STOCK
 TRANSACTIONS                           --                  274,866,358
                                 --------------------   ------------------

TOTAL INCREASE (DECREASE) IN
 NET ASSETS                           (23,932,204)          271,319,218

NET ASSETS:
      Beginning of period             271,419,328               100,110
                                 --------------------   ------------------
      End of period                  $247,487,124          $271,419,328
                                 --------------------   ------------------
                                 --------------------   ------------------

* Commencement of investment
 operations

                 See accompanying notes to financial statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1995

1. SIGNIFICANT ACCOUNTING POLICIES:

       Schroder Asian Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on November 5, 1993 and investment operations commenced on December 30, 1993. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION

       Portfolio securities listed on a recognized stock exchange or NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are principally traded. Other securities for which market quotations are readily available are valued at the last sales price prior to the time of determination. If there is no sales price on such date, and if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available, foreign securities where local regulators restrict purchases by foreign investors and other assets are valued by procedures as determined by the Investment Adviser and approved in good faith by the Board of Directors. At October 31, 1995, the portfolio contained eight securities for which market quotations were not available and which were fair valued by the Adviser. These securities had a total value of $24,189,217, representing 9.8% of the Fund's net assets.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME

       Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including accretion of discount) is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the identified cost basis.

   FOREIGN CURRENCY TRANSLATION

       Foreign currency amounts denominated in or expected to settle in foreign currencies (FC) are translated into U.S. dollars on the following basis: market value of investment securities and other assets and liabilities at the rate of exchange at the end of the respective period, purchases and sales of investment securities and income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

       The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from the investment.

       Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

   DIVIDENDS AND DISTRIBUTIONS

       Dividends and distributions payable by the Fund, if any, are accrued on the ex-dividend date. Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. At December 31, 1995, the Fund decreased paid-in-capital by $2,885,376, decreased undistributed net investment income by $295,938 and increased accumulated realized losses from foreign currency transactions by $3,181,314. These differences are primarily due to the reclassification of realized losses on foreign currency and forward foreign currency contracts to ordinary income.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   FORWARD CONTRACTS

       The Fund may enter into forward contracts to purchase or sell foreign currencies to protect against the effect of possible adverse movements in foreign exchange rates on the U.S. dollar value of the underlying portfolio. Risks associated with such contracts include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Forward exchange contracts are valued at the forward rate and are marked-to-market weekly. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlement.

   ORGANIZATIONAL COSTS

       Costs incurred by the Fund in connection with its organization and initial registration are being amortized on a straight line basis over a five-year period from the commencement of investment operations.

2. PURCHASES AND SALES OF SECURITIES:

       The aggregate cost of securities purchased and the proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 1995 were $167,028,062 and $158,464,792, respectively.

3. FORWARD EXCHANGE CONTRACTS AS OF OCTOBER 31, 1995:

                     Contracts to            Settlement       In Exchange                    Unrealized appreciation
                       Deliver                  Date              for          Value ($)       (depreciation) ($)
--------------------------------------------------------------------------------------------------------------------
HEDGE POSITIONS:
Japanese Yen              Y1,200,000,000    12/21/95            $12,206,286    11,854,342             351,944
Japanese Yen              Y1,430,000,000    3/22/96             $14,206,239    14,324,451            (118,212)
                                                                                                  -----------
                                                                                    Total           $ 233,732
                                                                                                  -----------
                                                                                                  -----------

4. ADVISORY AND ADMINISTRATIVE FEES:

       The Fund retains Schroder Capital Management International Inc. as Investment Adviser. The investment advisory contract provides for a monthly fee at the annual rate of 1% on the Fund's average weekly net assets. The Fund paid or accrued fees to the Investment Adviser of $2,479,442 for the year ended October 31, 1995.

       The Fund retains Middlesex Administrators L.P. as the Administrator. For its services, the Administrator receives a monthly fee equal to the greater of $150,000 per annum or an annual rate of .25% of the Fund's average weekly net assets. The Fund paid or accrued fees to the Administrator of $619,861 during the year ended October 31, 1995.

5. FEDERAL INCOME TAXES:

       Since it is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

       For Federal income tax purposes, the tax basis of investment securities owned at October 31, 1995 was $232,919,702. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $23,361,766 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $15,733,936.

       For Federal income tax purposes, the Fund had a capital loss carry forward as of October 31, 1995 of $32,064,584 ($6,016,095 expiring in 2002 and $26,048,489 expiring in 2003) which is available to offset future capital gains, subject to limitations imposed under the Internal Revenue Code.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. CAPITAL STOCK:

       There are 100,000,000 shares of $.01 par value common stock authorized. Transactions in shares of common stock were as follows:

                                       For the year      December 30, 1993*
                                          ended                  to
                                     October 31, 1995     October 31, 1994
                                     ----------------    ------------------
Shares outstanding at beginning of
                            period      19,607,100             --
      Shares issued to the Adviser        --                      7,100
   Shares issued in initial public
                          offering        --                 17,200,000
    Shares issued in underwriters'
             over-allotment option        --                  2,400,000
                                     ----------------        ----------
      Shares outstanding at end of
period............................      19,607,100           19,607,100
                                     ----------------        ----------
                                     ----------------        ----------

* Commencement of investment operations.

7. FINANCIAL HIGHLIGHTS

   Selected Per Share Data and Ratios
                                                       For the Year
                                                           ended       December 30,1993*
                                                        October 31,           to
                                                           1995        October 31, 1994
----------------------------------------------------------------------------------------
             Net Asset Value, beginning of period        $  13.84           $ 14.01**
             Investment Operations:
             Net investment income (loss)                    0.02              (.01)

             Net realized and unrealized loss on
               investments and foreign currency
               transactions                                 (1.24)             (.16)
                                                      ---------------    -------
             Total from investment operations               (1.22)             (.17)
                                                      ---------------    -------

             Net asset value, end of period              $  12.62           $ 13.84
                                                      ---------------    -------
                                                      ---------------    -------
             Market value, end of period                 $  11.125          $ 12.00
                                                      ---------------    -------
                                                      ---------------    -------

             Total investment return based on (1):
             Market Value                                   -7.29%           -20.00%
                                                      ---------------    -------
             Net Asset Value                                -8.82%            -1.21%
                                                      ---------------    -------

             Ratio/Supplementary Data:
             Net assets, fiscal year end (Millions)      $ 247.49           $271.42
             Ratio of expenses to average net assets         1.65%             1.59%***
             Ratio of net investment income (loss)
               average net assets                            0.12%            (0.10)%***
             Portfolio turnover rate                        66.79%            19.76%

 * Commencement of investment operations.
 ** Net of $.09 of offering expenses.
*** Annualized

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales loads or brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

8. QUARTERLY DATA (UNAUDITED):

                                                                 NET REALIZED AND                                      PRICE
                                                                 UNREALIZED                 NET INCREASE               ON THE
                                                                 GAINS (LOSSES) ON          (DECREASE)                 NEW
                                                                 INVESTMENTS                IN NET ASSETS              YORK
                 TOTAL                   NET INVESTMENT          AND FOREIGN CURRENCY       RESULTING FROM             STOCK
                 INCOME                  INCOME (LOSS)           TRANSACTIONS               OPERATIONS                 EXCHANGE
                 -------------------------------------------------------------------------------------------------------------

  QUARTERLY                     PER                    PER                        PER                        PER
   PERIOD         AMOUNT       SHARE      AMOUNT      SHARE        AMOUNT        SHARE        AMOUNT        SHARE       HIGH
------------------------------------------------------------------------------------------------------------------------------
12/30/93* to
01/31/94          $365,127     $0.02       $1,916       -        $(6,528,281)    $(0.33)    $(6,526,365)    $(0.33)    $16 1/8
------------------------------------------------------------------------------------------------------------------------------
02/01/94 to
04/30/94         1,019,686      0.05      (75,248)      -        (14,749,149)     (0.75)    (14,824,397)     (0.75)     15 1/8
------------------------------------------------------------------------------------------------------------------------------
05/01/94 to
07/31/94           943,863      0.05     (161,721)    ($0.01)      3,714,093       0.19       3,552,372       0.18      14 1/8
------------------------------------------------------------------------------------------------------------------------------
08/01/94 to
10/31/94           904,608      0.04       23,179       -         14,228,071       0.73      14,251,250       0.73      13 3/4
------------------------------------------------------------------------------------------------------------------------------
11/01/94 to
01/31/95           510,128      0.03     (518,073)     (0.03)    (43,861,236)     (2.23)    (44,379,309)     (2.26)     12 1/8
------------------------------------------------------------------------------------------------------------------------------
02/01/95 to
04/30/95         1,263,061      0.06      291,404       0.02       7,583,199       0.38       7,874,603       0.40      10 7/8
------------------------------------------------------------------------------------------------------------------------------
05/01/95 to
07/31/95         1,591,359      0.08      534,445       0.03     (10,887,137)     (0.56)    (10,352,692)     (0.53)     12 1/8
------------------------------------------------------------------------------------------------------------------------------
08/01/95 to
10/31/95         1,027,627      0.05      (11,838)      0.00      22,937,032       1.17      22,925,194       1.17      11 7/8



  QUARTERLY
   PERIOD       LOW
-------------
12/30/93* to
01/31/94          $15
-------------
02/01/94 to
04/30/94       10 1/2
-------------
05/01/94 to
07/31/94       11 1/4
-------------
08/01/94 to
10/31/94       11 1/2
-------------
11/01/94 to
01/31/95        9 5/8
-------------
02/01/95 to
04/30/95        9 3/8
-------------
05/01/95 to
07/31/95       10 1/8
-------------
08/01/95 to
10/31/95       10 5/8

* Commencement of investment operations.

  PROXY RESULTS (UNAUDITED)

       During the year ended October 31, 1995, Schroder Asian Growth Fund, Inc. shareholders voted on the following proposals. The proposals were approved at the annual meeting of shareholders on May 11, 1995. The description of the proposals and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------------
                                                                                  Shares Voted
                                                                                      For         Abstentions
-------------------------------------------------------------------------------------------------------------
1.    To elect the Directors to the Fund:            Peter E. Guernsey(1)          16,790,627       849,493
                                                     John I. Howell(2)             16,792,027       848,093
                                                     Laura E. Luckyn-Malone(3)     16,879,220       760,900
                                                     William L. Means(3)           16,838,338       801,782
                                                     David M. Salisbury(2)         16,887,646       752,474
                                                     I. Peter Sedgwick(1)          16,886,511       753,609
                                                     Madelon DeVoe Talley(3)       16,888,681       751,439

(1) Nominee for Class I director to serve until 1996 annual meeting of stockholders.

(2) Nominee for Class II director to serve until 1997 annual meeting of stockholders.

(3) Nominee for Class III director to serve until 1998 annual meeting of stockholders.

-----------------------------------------------------------------------------------------------------------
                                                                Shares Voted    Shares Voted
                                                                    For           Against       Abstentions
-----------------------------------------------------------------------------------------------------------
2.    To ratify the selection of Coopers & Lybrand L.L.P. as
       the Fund's independent accountants.                       16,983,359        325,743        331,018
3.    To approve the Investment Advisory Agreement between
       the Fund and the Investment Advisor.                      16,205,455        742,817        691,848

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Shareholders and Board of Directors of Schroder Asian Growth Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities of Schroder Asian Growth Fund, Inc., including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period December 30, 1993 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schroder Asian Growth Fund, Inc. as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period December 30, 1993 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.

                                          Coopers & Lybrand L.L.P.

New York, New York
December 15, 1995

--------------------------------------------------------------------------------

                        SCHRODER ASIAN GROWTH FUND, INC.
                                     PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

    (1) Financial Statements:

        The following Financial Statements have been included as part of Item
    23:

          (i)     Schedule of Investment, October 31, 1995
          (ii)    Statement of Assets and Liabilities, October 31, 1995
          (iii)   Statement of Operations for the year ended October 31, 1995
          (iv)    Statements of Changes in Net Assets, for the year ended October 31, 1995 and the period December 30, 1993 (commencement of investment operations) to
                  October 31, 1994
          (v)     Notes to Financial Statements, October 31, 1995
          (vi)    Report of Independent Accountants, dated December 4, 1995

    (2) Exhibits:

        a.    Articles of Incorporation as of November 5, 1993. Incorporated by reference to
              Exhibit 2(a)(i) to the Fund's Registration Statement on Form N-2 (No. 33-71394)
              (the "Registration Statement") filed with the Commission on November 8, 1993.
        b.    Bylaws. Incorporated by reference to Exhibit 2(b)(i) to the Registration
              Statement.
        c.    Not applicable.
        d.    (i) Specimen certificate representing shares of Common Stock, par value $.01 per share. Incorporated by reference to Exhibit 2(d) to Amendment No. 1 to the
              Fund's Registration Statement.
              (ii) Form of Subscription Certificate.+
              (iii) Form of Notice of Guaranteed Delivery.+
              (iv) Form of DTC Participant Over-Subscription Form.+
        e.    Dividend Reinvestment Plan. (Incorporated by reference to Exhibit 2(e) to
              Amendment No. 2 to the Registration Statement ("Amendment No. 2").)
        f.    Not applicable.
        g.    Investment Advisory Agreement, dated December 21, 1993, between the Fund and the Investment Adviser. (Incorporated by reference to Exhibit 2(g) to Amendment
              No. 2.)
        h.    Form of Dealer-Manager Agreement (including form of Soliciting Dealer Agreement as Exhibit A).+
        i.    Not applicable.
        j.    (i) Custodian Agreement, dated December 16, 1993 between the Fund and the
              Custodian. (Incorporated by reference to Exhibit 2(j)(i) to Amendment No. 2).
              (ii) Fee Schedule relating to the Custodian Agreement. (Incorporated by reference to Exhibit 2(j)(ii) to Amendment No. 2.)
              (iii) Form of Subcustodian Agreement. (Incorporated by reference to Exhibit
              2(j)(iii) to Amendment No. 2.)
        k.    (i) Form of Administration Agreement between the Fund and the Administrator.
              (Incorporated by reference to Exhibit 2(k)(i) to Amendment No. 2.)

              (ii) Registrar, Transfer Agency and Services Agreement, dated December 16,
              1993, between the Fund and State Street Bank & Trust Company. (Incorporated by
              reference to Exhibit 2(k)(ii) to Amendment No. 2.)
              (iii) Form of Subscription Agent Agreement.+
              (iv) Form of Information Agent Agreement.+
        l.    Opinion of Debevoise & Plimpton and consent to use the same.+
        m.    Not applicable.
        n.    Consent of Coopers & Lybrand L.L.P.
        o.    Not applicable.
        p.    Not applicable.
        q.    Not applicable.
        r.    Financial Data Schedule.
        Other Exhibit: Powers of Attorney.

------------

+ To be filed by amendment.

ITEM 25. MARKETING ARRANGEMENTS

    See Section       of the Dealer Manager Agreement filed as Exhibit h to this
Registration Statement.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration
Statement:

SEC Registration fees............................................................
Stock Exchange listing fees......................................................
NASD Fees........................................................................
Printing (other than stock certificates) and related delivery expenses...........
Engraving and printing stock certificates........................................
Dealer Manager expense reimbursement.............................................
Fees and expenses of qualification under state securities laws (including fees of counsel).........................................................................
Accounting fees and expenses.....................................................
Legal fees and expenses..........................................................
Travel and related out-of-pocket expenses and miscellaneous......................
                                                                                    --------
    TOTAL........................................................................   $
                                                                                    --------
                                                                                    --------

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

    None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

    Common Stock, par value $.01 per share:       record holders as of       ,
1995.

ITEM 29. INDEMNIFICATION

    Section 2-418 of the General Corporation Law of the State of Maryland, the state in which the Fund is organized, empowers a corporation, subject to certain limitations, to indemnify its directors, officers, employees and agents against expenses (including attorneys' fees, judgments, penalties, fines and settlements) actually and reasonably incurred by them in connection with any suit or proceeding to which they are a party so long as they acted in good faith or without active and deliberate dishonesty, or they received no actual improper personal benefit in money, property or services, or, with respect to any criminal proceeding, so long as they had no reasonable cause to believe their conduct to have been unlawful.

    Article Twelve of the Fund's Articles of Amendment and Restatement provides that the Fund shall have the power to obligate itself to indemnify its currently acting and former directors and officers to the maximum extent permitted by the Maryland General Corporation Law. The Fund may, with the approval of its Board of Directors, provide such indemnification and advancement of expenses to directors, officers, employees and agents of the Fund or a predecessor of the Fund.

    Section 10.1 of the Fund's Bylaws indemnifies current or former directors and officers of the Fund to the maximum extent permitted by the 1940 Act, the Securities Act and under Maryland law in effect from time to time. The Fund may, with the approval of its Board of Directors, provide such indemnification and advancement of expenses to directors, officers, employees and agents of the Fund or a predecessor of the Fund. In addition, the Fund may purchase insurance on behalf of any director, officer, employee or agent of the Fund with respect to certain liabilities.

    In addition, the directors, officers, employees and agents of the Fund who are also directors, officers, employees or agents of the Investment Adviser or its affiliates are entitled to indemnification from either the Investment Adviser or such affiliates, as the case may be.

    Insofar as indemnification for liabilities arising under the Securities Act may be provided to directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

    Information as to the directors and officers of the Investment Adviser is included in its Form ADV, File No. 801-15834, filed with the Commission and is incorporated herein by reference thereto.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

    Certain accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules promulgated thereunder will be maintained by the Administrator, Princeton Administrators L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Records relating to the duties of the Fund's custodian will be maintained by The Chase Manhattan Bank, N.A., Global Custody Division, Chase MetroTech Center, Brooklyn, New York 11245, and those relating to the duties of the transfer agent will be maintained by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

ITEM 32. MANAGEMENT SERVICES

    Not applicable.

ITEM 33. UNDERTAKINGS

    (a) The Fund undertakes to suspend offering of the Shares covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, the Fund's net asset per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement, or (2) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

    (b) The Fund hereby undertakes:

        (1) To file, during any period in which offers or sales are being made pursuant to Rule 415, a post-effective amendment to this registration statement:

           (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1994;

           (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; and

        (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (c) The Fund hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly
authorized, in the City of New York, and State of New York, on the       day of
      , 1996.

                                          SCHRODER ASIAN GROWTH FUND, INC.

                                                        (THE FUND)

                                          By
                                                           *
                                             ...................................

                                                     I. Peter Sedgwick

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                  *                     Chairman of the Board                 , 1996
 ......................................    (Principal Executive
          I. Peter Sedgwick               Officer)
                                          and Director

                  *                     Treasurer (Principal                  , 1996
 ......................................    Financial
           Robert Jackowitz               and Accounting Officer)

                  *                     Director                              , 1996
 ......................................
          David M. Salisbury

                  *                     Director and President                , 1996
 ......................................
        Laura E. Luckyn-Malone

                  *                     Director                              , 1996
 ......................................
          Peter E. Guernsey

                  *                     Director                              , 1996
 ......................................
            John I. Howell

                  *                     Director                              , 1996
 ......................................
           William L. Means

 ......................................  Director                              , 1996
         Madelon DeVoe Talley

    *By:   /s/ CATHERINE A. MAZZA
    ..................................
         Catherine A. Mazza,
           Attorney-in-Fact

                                 EXHIBIT INDEX

                                                                                      SEQUENTIALLY
                                                                                        NUMBERED
EXHIBIT                                  DESCRIPTION                                     PAGES
-------   -------------------------------------------------------------------------   ------------
   a      Articles of Incorporation as of November 5, 1993. Incorporated by
          reference to Exhibit 2(a)(i) to the Fund's Registration Statement on Form
          N-2 (No. 33-71394) (the "Registration Statement") filed with the
          Commission on November 8, 1993.
   b      Bylaws. Incorporated by reference to Exhibit 2(b)(i) to the Registration
          Statement.
   c      Not applicable.
   d      (i) Specimen certificate representing shares of Common Stock, par value
          $.01 per share. Incorporated by reference to Exhibit 2(d) to Amendment
          No. 1 to the Fund's Registration Statement.
          (ii) Form of Subscription Certificate.+
          (iii) Form of Notice of Guaranteed Delivery.+
          (iv) Form of DTC Participant Over-Subscription Form.+
   e      Dividend Reinvestment Plan. (Incorporated by reference to Exhibit 2(e) to
          Amendment No. 2 to the Registration Statement ("Amendment No. 2").)
   f      Not applicable.
   g      Investment Advisory Agreement, dated December 21, 1993, between the Fund and the Investment Adviser. (Incorporated by reference to Exhibit 2(g) to
          Amendment No. 2.)
   h      Form of Dealer-Manager Agreement (including form of Soliciting Dealer
          Agreement as Exhibit A).+
   i      Not applicable.
   j      (i) Custodian Agreement, dated December 16, 1993 between the Fund and the
          Custodian. (Incorporated by reference to Exhibit 2(j)(i) to Amendment No.
          2).
          (ii) Fee Schedule relating to the Custodian Agreement. (Incorporated by reference to Exhibit 2(j)(ii) to Amendment No. 2.)
          (iii) Form of Subcustodian Agreement. (Incorporated by reference to
          Exhibit 2(j)(iii) to Amendment No. 2.)
   k      (i) Form of Administration Agreement between the Fund and the
          Administrator. (Incorporated by reference to Exhibit 2(k)(i) to Amendment
          No. 2.)
          (ii) Registrar, Transfer Agency and Services Agreement, dated December
          16, 1993, between the Fund and State Street Bank & Trust Company.
          (Incorporated by reference to Exhibit 2(k)(ii) to Amendment No. 2.)
          (iii) Form of Subscription Agent Agreement.+
          (iv) Form of Information Agent Agreement.+
   l      Opinion of Debevoise & Plimpton and consent to use the same.+
   m      Not applicable.
   n      Consent of Coopers & Lybrand L.L.P..
   o      Not applicable.
   p      Not applicable.
   q      Not applicable.
   r      Financial Data Schedule.
 Other Exhibit: Powers of Attorney.

------------

+ To be filed by amendment.